THE ALGER AMERICAN FUND
                                 CLASS O SHARES


A POOLED  FUNDING  VEHICLE  FOR:

o VARIABLE ANNUITY CONTRACTS

o VARIABLE LIFE INSURANCE POLICIES

o QUALIFIED PENSION PLANS

o QUALIFIED RETIREMENT PLANS


                                    PROSPECTUS

                                   MAY 1, 2002


                 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                        ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                               ALGER AMERICAN GROWTH PORTFOLIO
                             ALGER AMERICAN BALANCED PORTFOLIO
                     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                      ALGER AMERICAN INCOME & GROWTH PORTFOLIO


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT agency.

                                  [ALGER LOGO]

THE ALGER
AMERICAN FUND
CLASS O SHARES


PROSPECTUS
MAY 1, 2002


TABLE OF CONTENTS


2 ........... Risk/Return Summary: Investments, Risks & Performance

      2 ..... Investments

        Alger American Small
          Capitalization Portfolio ............  2
        Alger American MidCap
          Growth Portfolio ....................  2
        Alger American Growth Portfolio .......  2
        Alger American Balanced Portfolio .....  2
        Alger American Leveraged
           AllCap Portfolio ...................  2
        Alger American Income &
           Growth Portfolio ...................  3

   3 ...Principal Risks

        Alger American Small
           Capitalization Portfolio ...........  3
        Alger American MidCap
           Growth Portfolio ...................  3
        Alger American Growth Portfolio .......  3
        Alger American Balanced Portfolio .....  3
        Alger American Leveraged
           AllCap Portfolio ...................  3
        Alger American Income &
           Growth Portfolio ...................  3

   4 ...Performance

        Alger American Small
           Capitalization Portfolio ...........  4
        Alger American MidCap
           Growth Portfolio ...................  4
        Alger American Growth Portfolio .......  5
        Alger American Balanced Portfolio .....  5
        Alger American Leveraged
           AllCap Portfolio ...................  5
        Alger American Income &
           Growth Portfolio ...................  5

6 ......Fees and Expenses
7 ......Management & Organization
7 ......Shareholder Information

        Distributor ...........................  7
        Transfer Agent ........................  7
        Classes of Fund Shares ................  8
        Purchasing and Redeeming
           Fund Shares ........................  8

9 ......Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS &
PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios (other than the fixed-income portion of the Balanced Portfolio) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o    High Unit Volume Growth

     Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o    Positive Life Cycle Change

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

    It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN BALANCED PORTFOLIO

GOAL

THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on stocks of companies with growth potential and on fixed-income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds that are rated within the four highest rating categories by an established rating agency or, if not rated, are determined by the Fund's Manager to be of comparable quality. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN INCOME & GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

[GRAPHIC OMITTED]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in medium-sized companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
BALANCED PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:

o    fixed-income securities' sensitivity to interest rate movements

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO

Additional risks of investing in the portfolio are:

o the possibility of greater risk by investing in small- and medium-sized companies (in addition to large, more-established companies) owing to such factors as inexperienced management and limited financial resources

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

RISKS APPLICABLE TO ALGER AMERICAN
INCOME & GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons

[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and credit bonds.

Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to both indexes presented.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

  3.55   13.38  -4.38   44.31  4.18  11.39  15.53  43.42  -27.20  -29.51
--------------------------------------------------------------------------------
   92     93      94     95     96     97     98     99      00      01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001

Class O                                             Since
                                                  Inception
                   1 Year   5 Years   10 Years    (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization   -29.51%   -1.08%     4.79%      11.70%
Russell 2000
  Growth Index     -9.23%     2.87%     7.19%       8.64%

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

  -1.54    44.45     11.90     15.01     30.30     31.85      9.18     -6.52
--------------------------------------------------------------------------------
   94        95        96        97        98        99        00        01


Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001


Average Annual Total Return as of December 31, 2001
Class O
                                                  Since
                                                Inception
                            1 Year   5 Years    (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth      -6.52%   15.06%      18.79%
S&P MidCap 400 Index        -0.60%   16.12%      15.88%

ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

12.38   22.47   1.45   36.37    13.35  25.75   48.07   33.74  -14.77  -11.81
--------------------------------------------------------------------------------
  92     93      94      95      96      97      98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                     Since
                                                   Inception
                   1 Year   5 Years    10 Years    (1/9/89)
--------------------------------------------------------------------------------
American Growth    -11.81%   13.36%      14.98%      16.58%
S&P 500 Index      -11.88%   10.70%      12.94%      14.07%

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

  12.04       19.68     57.83      78.06    -24.83   -15.93
--------------------------------------------------------------------------------
    96          97        98        99        00        01

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2001

Class O
                                           Since
                                         Inception
                   1 Year     5 Years    (1/25/95)
--------------------------------------------------------------------------------
American Leveraged
  AllCap           -15.93%     16.28%      22.77%
S&P 500 Index      -11.88%     10.70%      15.75%


ALGER AMERICAN BALANCED PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

 9.48   7.79   -4.27   28.62    10.17   19.82    31.51   29.21    -2.76    -1.93
--------------------------------------------------------------------------------
  92     93      94      95       96      97       98      99       00       01

Best Quarter:    16.94%    Q4       1998
Worst Quarter:   -6.58%    Q4       2000

    Average Annual Total Return as of December 31, 2001
Class O
                                                        Since
                                                      Inception
                         1 Year   5 Years   10 Years   (9/5/89)
--------------------------------------------------------------------------------

American Balanced        -1.93%    14.19%    12.01%     10.85%
S&P 500 Index           -11.88%    10.70%    12.94%     12.65%
Lehman Brothers Gov't/
   Credit Bond Index      8.51%     7.37%     7.27%      8.19%

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

 8.64   10.34    -8.28   35.13   19.68   36.29    32.39   42.45   -1.27  -14.32
--------------------------------------------------------------------------------
  92      93       94      95      96      97       98      99      00      01

Best Quarter:       35.96%    Q4      1999
Worst Quarter:     -15.00%    Q3      2001

    Average Annual Total Return as of December 31, 2001
Class O
                                                        Since
                                                      Inception
                      1 Year    5 Years    10 Years   (11/15/88)
--------------------------------------------------------------------------------
American
  Income & Growth     -14.32%    16.80%     14.48%      13.36%
S&P 500 Index         -11.88%    10.70%     12.94%      14.13%

The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                  (expenses that are deduced from Fund assets)
                                                  --------------------------------------------
                             SHAREHOLDER FEES                                        TOTAL ANNUAL
                               (fees paid)                  Distribution                 FUND
                              directly from     Management    (12b-1)      Other      OPERATING
                             your investment)      Fees         Fees      Expenses     EXPENSES
----------------------------------------------------------------------------------------------------

ALGER AMERICAN SMALL             None               .85%        None        .07%          .92%
CAPITALIZATION
PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None               .80%        None        .08%          .88%
MIDCAP GROWTH
PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None               .75%        None        .06%          .81%
GROWTH
PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None               .75%        None        .10%          .85%
BALANCED PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None               .85%        None        .07%          .92%
LEVERAGED ALLCAP
PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None              .625%        None       .095%          .72%
INCOME & GROWTH
PORTFOLIO
----------------------------------------------------------------------------------------------------

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
ALGER AMERICAN SMALL                  $   94      $  293      $  509      $1,131
CAPITALIZATION
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $   90      $  281      $  488      $1,084
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $   83      $  259      $  450      $1,002
GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $   87      $  271      $  471      $1,049
BALANCED
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $   94      $  293      $  509      $1,131
LEVERAGED ALLCAP
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $   74      $  230      $  401      $  894
INCOME & GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

    Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth and Balanced Portfolios--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, Alison Barbi, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth and Income and Growth Portfolios and co-manager of the Balanced and Growth Portfolios since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Leveraged AllCap Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Barbi, co-manager of the Balanced Portfolio since September 2001, has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities LLC from 1990 until 1998, and a private investor since 1998. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

NAV (NET ASSET VALUE) IS COMPUTED BY ADDING TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES.

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                         From
                                                                                                                      May 3, 1993
                                                                                                                     (commencement
                                                                                                                   of operations) to
                                                         Year Ended December 31,                                      December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                     2001       2000       1999       1998       1997      1996      1995      1994       1993(i)
                                    -----      -----      -----      -----      -----     -----     -----     -----    -------
Net asset value,
  beginning of period              $30.62     $32.23     $28.87     $24.18     $21.35    $19.44    $13.46    $13.72     $10.00
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Net investment income (loss)        (0.09)(i)  (0.03)(ii) (0.05)      0.00(ii)  (0.04)     0.03     (0.03)     0.00(ii)  (0.02)
Net realized and unrealized
 gain (loss) on investments         (1.23)      2.79       8.00       6.95       3.20      2.29      6.01     (0.21)      3.88
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Total from investment
  operations                        (1.32)      2.76       7.95       6.95       3.16      2.32      5.98     (0.21)      3.86
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Dividends from net
  investment income                    --         --         --         --      (0.01)       --        --        --         --
Distributions from net
  realized gains                   (11.63)     (4.37)     (4.59)     (2.26)     (0.32)    (0.41)       --     (0.05)     (0.14)
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Total distributions                (11.63)     (4.37)     (4.59)     (2.26)     (0.33)    (0.41)       --     (0.05)     (0.14)
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Net asset value, end of period     $17.67     $30.62     $32.23     $28.87     $24.18    $21.35    $19.44    $13.46     $13.72
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
Total Return                        (6.52%)     9.18%     31.85%     30.30%     15.01%    11.90%    44.45%    (1.54%)    38.67%
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                $355,015   $332,734   $931,397   $689,571   $444,967  $394,847  $185,349   $62,178    $21,301
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Ratio of expenses to average
  net assets                         0.88%      0.84%      0.85%      0.84%      0.84%     0.84%     0.90%     0.97%      1.50%(iii)
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Ratio of net investment
  income (loss) to average
  net assets                        (0.45%)    (0.09%)    (0.21%)     0.00%     (0.15%)    0.08%    (0.25%)    0.03%     (0.58%)
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Portfolio Turnover Rate           130.11%    130.85%    162.30%    152.21%    151.98%    90.97%   104.74%    83.96%     67.22%
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======

  (i) Ratios  have  been  annualized;  total return  has  not  been  annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997          1996
                                                     -----         -----         -----         -----         -----         -----
Net asset value, beginning of year              $    23.49    $    55.15    $    43.97    $    43.75    $    40.91    $    39.41
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net investment income (loss)                         (0.03)         0.01(i)      (0.12)(i)     (0.02)        (0.05)(i)     (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                                      (6.90)       (12.80)        16.98          6.30          4.45          1.70
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (6.93)       (12.79)        16.86          6.28          4.40          1.66
                                                ----------    ----------    ----------    ----------    ----------    ----------
Dividends from net investment income                 (0.01)         --            --            --            --            --
Distributions from net realized gains                 --          (18.87)        (5.68)        (6.06)        (1.56)        (0.16)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total distributions                                  (0.01)       (18.87)        (5.68)        (6.06)        (1.56)        (0.16)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                    $    16.55    $    23.49    $    55.15    $    43.97    $    43.75    $    40.91
                                                ==========    ==========    ==========    ==========    ==========    ==========
Total Return                                        (29.51%)      (27.20%)       43.42%        15.53%        11.39%         4.18%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $  517,364    $  700,370    $  674,864    $1,216,584    $  997,586    $1,469,518
                                                ----------    ----------    ----------    ----------    ----------    ----------

Ratio of expenses to average net assets               0.92%         0.90%         0.90%         0.89%         0.89%         0.88%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net investment income (loss)
 to average net assets                               (0.27%)        0.03%        (0.28%)       (0.20%)       (0.12%)       (0.09%)
                                                ==========    ==========    ==========    ==========    ==========    ==========

Portfolio Turnover Rate                             181.80%       217.69%       182.25%       142.90%       104.43%       110.04%
                                                ==========    ==========    ==========    ==========    ==========    ==========


                                                                                        Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                       1995             1994              1993              1992
                                                                      -----            -----             -----             -----
Net asset value, beginning of year                                 $  27.31          $  30.88          $  27.26          $  26.79
                                                                   --------          --------          --------          --------
Net investment income (loss)                                          (0.09)            (0.03)(i)         (0.05)            (0.06)
Net realized and unrealized gain (loss)
 on investments                                                       12.19             (1.45)             3.67              0.91
                                                                   --------          --------          --------          --------
Total from investment operations                                      12.10             (1.48)             3.62              0.85
                                                                   --------          --------          --------          --------
Dividends from net investment income                                     --                --                --                --
Distributions from net realized gains                                    --             (2.09)               --             (0.38)
                                                                   --------          --------          --------          --------
Total distributions                                                      --             (2.09)               --             (0.38)
                                                                   --------          --------          --------          --------
Net asset value, end of year                                       $  39.41          $  27.31          $  30.88          $  27.26
                                                                   ========          ========          ========          ========
Total Return                                                          44.31%            (4.38%)           13.28%             3.55%
                                                                   ========          ========          ========          ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)                           $984,212          $397,037          $238,850          $135,718
                                                                   ========          ========          ========          ========

Ratio of expenses to average net assets                                0.92%             0.96%             1.03%             0.98%
                                                                   ========          ========          ========          ========
Ratio of net investment income (loss)
 to average net assets                                                (0.48%)           (0.10%)           (0.35%)           (0.37%)
                                                                   ========          ========          ========          ========
Portfolio Turnover Rate                                               80.66%           117.61%           148.07%           108.06%
                                                                   ========          ========          ========          ========

(i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000           1999         1998          1997         1996
                                                      -----         -----          -----        -----         -----         -----
Net asset value, beginning of year               $    47.27    $    64.38    $    53.22    $    42.76    $    34.33    $    31.16
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net investment income (loss)                           0.01          0.10         (0.03)         0.09          0.13          0.12
Net realized and unrealized gain (loss)
 on investments                                       (4.88)        (8.75)        16.66         18.32          8.66          4.00
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Total from investment operations                      (4.87)        (8.65)        16.63         18.41          8.79          4.12
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Dividends from net investment income                  (0.10)         --           (0.08)        (0.13)        (0.13)        (0.02)
Distributions from net realized gains                 (5.53)        (8.46)        (5.39)        (7.82)        (0.23)        (0.93)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Total Distributions                                   (5.63)        (8.46)        (5.47)        (7.95)        (0.36)        (0.95)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net asset value, end of year                     $    36.77    $    47.27    $    64.38    $    53.22    $    42.76    $    34.33
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Total Return                                         (11.81%)      (14.77%)       33.74%        48.07%        25.75%        13.35%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)         $1,540,327    $1,809,937    $3,387,526    $1,905,719    $1,072,529    $  991,028
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets                0.81%         0.79%         0.79%         0.79%         0.79%         0.79%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net investment income (loss)
 to average net assets                                 0.03%         0.12%        (0.03%)        0.25%         0.27%         0.50%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Portfolio Turnover Rate                               87.79%       108.27%       135.13%       127.38%       129.50%        82.86%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

                                                                                        Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1995              1994              1993              1992
                                                                   --------          --------          --------          --------
Net asset value, beginning of year                                 $  23.13          $  24.67          $  20.17          $  18.00
                                                                   --------          --------          --------          --------

Net investment income (loss)                                           0.02              0.07              0.03              0.03
Net realized and unrealized gain (loss)
 on investments                                                        8.33              0.15              4.50              2.19
                                                                   --------          --------          --------          --------

Total from investment operations                                       8.35              0.22              4.53              2.22
                                                                   --------          --------          --------          --------

Dividends from net investment income                                  (0.07)            (0.03)            (0.03)            (0.03)
Distributions from net realized gains                                 (0.25)            (1.73)             --               (0.02)
                                                                   --------          --------          --------          --------

Total Distributions                                                   (0.32)            (1.76)            (0.03)            (0.05)
                                                                   --------          --------          --------          --------

Net asset value, end of year                                       $  31.16          $  23.13          $  24.67          $  20.17
                                                                   ========          ========          ========          ========

Total Return                                                          36.37%             1.45%            22.47%            12.38%
                                                                   ========          ========          ========          ========
Ratios and Supplemental Data:

 Net assets, end of year (000's omitted)                           $502,974          $150,390          $ 74,878          $ 30,316
                                                                   ========          ========          ========          ========

 Ratio of expenses to average net assets                               0.85%             0.86%             0.97%             0.99%
                                                                   ========          ========          ========          ========

 Ratio of net investment income (loss)
  to average net assets                                                0.18%             0.48%             0.25%             0.33%
                                                                   ========          ========          ========          ========

 Portfolio Turnover Rate                                             118.33%           111.76%           112.64%            63.91%
                                                                   ========          ========          ========          ========

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                      Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997          1996
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year              $    13.26    $    17.58    $    13.12    $    10.99    $     8.42    $    17.79
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net investment income                                 0.05          0.05          0.00          0.03          0.03          0.09(i)
Net realized and unrealized gain (loss)
 on investments                                      (1.86)        (0.44)         5.26          3.30          2.94          1.87
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (1.81)        (0.39)         5.26          3.33          2.97          1.96
                                                ----------    ----------    ----------    ----------    ----------    ----------
Dividends from net investment income                 (0.05)        (0.01)        (0.03)        (0.04)        (0.04)        (0.33)
Distributions from net realized gains                (0.83)        (3.92)        (0.77)        (1.16)        (0.36)       (11.00)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total Distributions                                  (0.88)        (3.93)        (0.80)        (1.20)        (0.40)       (11.33)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                    $    10.57    $    13.26    $    17.58    $    13.12    $    10.99    $     8.42
                                                ==========    ==========    ==========    ==========    ==========    ==========
Total Return                                        (14.32%)       (1.27%)       42.45%        32.39%        36.29%        19.68%
                                                ==========    ==========    ==========    ==========    ==========    ==========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $  144,006    $  150,783    $   91,250    $   77,926    $   47,399    $   20,910
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Ratio of expenses to average net assets              0.72%         0.70%         0.70%         0.70%         0.74%         0.81%
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Decrease reflected in above expense
  ratios due to expense reimbursements                --            --            --            --            --            --
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Ratio of net investment income to
  average net assets                                  0.52%         0.43%         0.03%         0.31%         0.56%         0.94%
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Portfolio Turnover Rate                            110.04%       142.43%       193.23%       131.67%       150.09%       121.60%
                                                ==========    ==========    ==========    ==========    ==========    ==========

                                                                                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1995              1994              1993              1992
                                                                    --------          --------          --------          --------
Net asset value, beginning of year                                  $  13.30          $  15.31          $  13.93          $  13.08
                                                                    --------          --------          --------          --------
Net investment income                                                   0.11(i)           0.17              0.07              0.08
Net realized and unrealized gain (loss)
 on investments                                                         4.54             (1.47)             1.37              1.02
                                                                    --------          --------          --------          --------
Total from investment operations                                        4.65             (1.30)             1.44              1.10
                                                                    --------          --------          --------          --------
Dividends from net investment income                                   (0.16)            (0.15)            (0.06)            (0.12)
Distributions from net realized gains                                   --               (0.56)             --               (0.13)
                                                                    --------          --------          --------          --------
Total Distributions                                                    (0.16)            (0.71)            (0.06)            (0.25)
                                                                    --------          --------          --------          --------
Net asset value, end of year                                        $  17.79          $  13.30          $  15.31          $  13.93
                                                                    ========          ========          ========          ========
Total Return                                                           35.13%            (8.28%)           10.34%             8.64%
                                                                    ========          ========          ========          ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)                            $  8,639          $ 29,135          $ 31,895          $  8,671
                                                                    ========          ========          ========          ========
 Ratio of expenses to average net assets                                0.75%             0.75%             0.97%             1.25%
                                                                    ========          ========          ========          ========
 Decrease reflected in above expense
  ratios due to expense reimbursements                                  --                --                --                0.01%
                                                                    ========          ========          ========          ========
 Ratio of net investment income to
  average net assets                                                    0.61%             1.22%             1.51%             1.62%
                                                                    ========          ========          ========          ========
 Portfolio Turnover Rate                                              164.05%           177.97%           105.80%           100.62%
                                                                    ========          ========          ========          ========

(i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN BALANCED PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                            Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997          1996
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year              $    13.77    $    15.57    $    12.98    $    10.76    $     9.24    $    13.64
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net investment income (loss)                          0.18          0.20          0.15          0.19          0.17          0.21(ii)
Net realized and unrealized gain (loss)
 on investments                                      (0.43)        (0.61)         3.45          3.02          1.63          1.01
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (0.25)        (0.41)         3.60          3.21          1.80          1.22
                                                ----------    ----------    ----------    ----------    ----------    ----------
Dividends from net investment income                 (0.20)        (0.13)        (0.17)        (0.18)        (0.12)        (0.73)
Distributions from net realized gains                (0.24)        (1.26)        (0.84)        (0.81)        (0.16)        (4.89)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total Distributions                                  (0.44)        (1.39)        (1.01)        (0.99)        (0.28)        (5.62)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                    $    13.08    $    13.77    $    15.57    $    12.98    $    10.76    $     9.24
                                                ==========    ==========    ==========    ==========    ==========    ==========
Total Return                                         (1.93%)       (2.76%)       29.21%        31.51%        19.82%        10.17%
                                                ==========    ==========    ==========    ==========    ==========    ==========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $  224,959    $  115,894    $   56,327    $   28,208    $   16,614    $   10,486
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Ratio of expenses to average net assets              0.85%         0.88%         0.93%         0.92%         1.01%         1.14%
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Decrease reflected in above expense
  ratios due to expense reimbursements                --            --            --            --            --            --
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Ratio of net investment income (loss)
  to average net assets                               2.53%         2.40%         1.66%         2.09%         2.14%         2.06%
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Portfolio Turnover Rate                             62.93%        63.37%       118.74%        94.64%       105.01%        68.66%
                                                ==========    ==========    ==========    ==========    ==========    ==========

                                                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        1995              1994              1993              1992
                                                                    --------          --------          --------          --------
Net asset value, beginning of year                                  $  10.80          $  11.58          $  10.77          $  10.02
                                                                    --------          --------          --------          --------
Net investment income (loss)                                            0.33(ii)          0.20              0.15              0.22
Net realized and unrealized gain (loss)
 on investments                                                         2.73             (0.70)             0.69              0.72
                                                                    --------          --------          --------          --------
Total from investment operations                                        3.06             (0.50)             0.84              0.94
                                                                    --------          --------          --------          --------
Dividends from net investment income                                   (0.22)            (0.13)            (0.03)            (0.19)
Distributions from net realized gains                                   --               (0.15)             --                --
                                                                    --------          --------          --------          --------
Total Distributions                                                    (0.22)            (0.28)            (0.03)            (0.19)
                                                                    --------          --------          --------          --------
Net asset value, end of year                                        $  13.64          $  10.80          $  11.58          $  10.77
                                                                    ========          ========          ========          ========
Total Return                                                           28.62%            (4.27%)            7.79%             9.48%
                                                                    ========          ========          ========          ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)                            $  3,671          $ 10,394          $  7,848          $  4,009
                                                                    ========          ========          ========          ========
 Ratio of expenses to average net assets                                1.00%             1.08%             1.25%             1.25%
                                                                    ========          ========          ========          ========
 Decrease reflected in above expense
  ratios due to expense reimbursements                                  --                --                0.19%             0.42%
                                                                    ========          ========          ========          ========
 Ratio of net investment income (loss)
  to average net assets                                                 2.49%             2.30%             2.05%             1.99%
                                                                    ========          ========          ========          ========
 Portfolio Turnover Rate                                              113.02%            78.80%            85.46%            15.27%
                                                                    ========          ========          ========          ========

(i) Prior to October 1, 1992, the Alger American Balanced Portfolio was the Alger American Fixed Income Portfolio.

(ii) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                         From
                                                                                                                    January 25, 1995
                                                                                                                     (commencement
                                                                                                                   of operations) to
                                                         Year Ended December 31,                                      December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                             2001         2000         1999         1998         1997         1996         1995(i)
                                         --------     --------     --------     --------     --------     --------     --------
Net asset value, beginning of period     $  38.80     $  57.97     $  34.90     $  23.17     $  19.36    $  17.43     $  10.00
                                         --------     --------     --------     --------     --------    --------     --------
Net investment income (loss)                 0.00(ii)    (0.02)(ii)   (0.09)       (0.05)       (0.03)      (0.03)(ii)   (0.03)
Net realized and unrealized gain
  on investments                            (6.06)      (13.77)       25.93        12.99         3.84        2.14         7.46
                                         --------     --------     --------     --------     --------    --------     --------
Total from investment operations            (6.06)      (13.79)       25.84        12.94         3.81        2.11         7.43
Distributions from net realized gains       (1.19)       (5.38)       (2.77)       (1.21)        --         (0.18)        --
                                         --------     --------     --------     --------     --------    --------     --------
Net asset value, end of period           $  31.55     $  38.80     $  57.97     $  34.90     $  23.17    $  19.36     $  17.43
                                         ========     ========     ========     ========     ========    ========     ========
Total Return                               (15.93%)     (24.83%)      78.06%       57.83%       19.68%      12.04%       74.30%
                                         ========     ========     ========     ========     ========    ========     ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                        $443,209     $476,517     $362,500     $101,710     $ 53,488    $ 34,925     $  5,497
                                         ========     ========     ========     ========     ========    ========     ========
Ratio of expenses
 to average net assets                       0.92%        0.90%        0.93%        0.96%        1.00%       1.09%        1.56%(iii)
                                         ========     ========     ========     ========     ========    ========     ========
Ratio of net investment income (loss)
 to average net assets                       0.00%       (0.03%)      (0.49%)      (0.27%)      (0.17%)     (0.15%)      (0.71%)
                                         ========     ========     ========     ========     ========    ========     ========
Portfolio Turnover Rate                    103.03%      132.28%      155.74%      143.59%      164.27%     102.10%      178.23%
                                         ========     ========     ========     ========     ========    ========     ========


  (i) Ratios have been  annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the year.
(iii) Amount has been reduced by 2.36% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

    By mail:    The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003




STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED


THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                                    A POOLED  FUNDING  VEHICLE  FOR:
                                    o VARIABLE ANNUITY  CONTRACTS
                                    o VARIABLE LIFE INSURANCE POLICIES
                                    o QUALIFIED PENSION PLANS
                                    o QUALIFIED RETIREMENT PLANS


                                   PROSPECTUS

                                   MAY 1, 2002




                 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                        ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                               ALGER AMERICAN GROWTH PORTFOLIO
                             ALGER AMERICAN BALANCED PORTFOLIO
                     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                      ALGER AMERICAN INCOME & GROWTH PORTFOLIO






AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

           THE ALGER
       AMERICAN FUND
      CLASS S SHARES






          PROSPECTUS

         MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments, Risks & Performance

      2 ..... Investments

              Alger American Small
                 Capitalization Portfolio ..................... 2
              Alger American MidCap
                 Growth Portfolio ............................. 2
              Alger American Growth Portfolio ................. 2
              Alger American Balanced Portfolio ............... 2
              Alger American Leveraged
                 AllCap Portfolio ............................. 2
              Alger American Income &
                 Growth Portfolio ............................. 3

      3 ...... Principal Risks

              Alger American Small
                 Capitalization Portfolio ......................3
              Alger American MidCap
                 Growth Portfolio ..............................3
              Alger American Growth Portfolio ..................3
              Alger American Balanced Portfolio ................3
              Alger American Leveraged
                 AllCap Portfolio ..............................3
              Alger American Income &
                 Growth Portfolio ..............................3

      4 ......Performance

              Alger American Small
                 Capitalization Portfolio ......................4
              Alger American MidCap
                 Growth Portfolio ..............................4
              Alger American Growth Portfolio ..................5
              Alger American Balanced Portfolio ................5
              Alger American Leveraged
                 AllCap Portfolio ..............................5
              Alger American Income &
                 Growth Portfolio ..............................5

6 ............Fees and Expenses
7 ............Management & Organization
7 ............Shareholder Information

              Distributor ......................................7
              Transfer Agent ...................................7
              Classes of Fund Shares ...........................8
              Purchasing and Redeeming
                 Fund Shares....................................8

9 ............Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios (other than the fixed-income portion of the Balanced Portfolio) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

[]   High Unit Volume Growth

     Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

[]   Positive Life Cycle Change

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.


ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN BALANCED PORTFOLIO

GOAL

THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on stocks of companies with growth potential and on fixed-income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds that are rated within the four highest rating categories by an established rating agency or, if not rated, are determined by the Fund's Manager to be of comparable quality. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN INCOME & GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

[GRAPHIC OMITTED]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility of greater risk by investing in medium-sized companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
BALANCED PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:

[]   fixed-income securities' sensitivity to interest rate movements

[] the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO

Additional risks of investing in the portfolio are:

[] the possiblity of greater risk by investing in small- and medium-sized companies (in addition to large, more-established companies) owing to such factors as inexperienced management and limited financial resources

[] the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

RISKS APPLICABLE TO ALGER AMERICAN
INCOME & GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons

[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar charts and tables is for each portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered in this prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

[] S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

[] Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

[] S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

[] Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and credit bonds.

Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to both indexes presented.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O


    [The table below represents bar chart in the printed piece.]

3.55     13.28   -4.38    44.31  4.18   11.39   15.53   43.42    -27.20   -29.51
--------------------------------------------------------------------------------
 92        93      94      95     96     97      98      99        00      01


Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001
Class O
                                               Since
                                             Inception
                   1 Year   5 Years 10 Years (9/21/88)
-----------------------------------------------------------------
American Small
  Capitalization   -29.51%   -1.08%   4.79%   11.70%
Russell 2000
  Growth Index      -9.23%    2.87%   7.19%    8.64%
-----------------------------------------------------------------

--------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

    [The table below represents bar chart in the printed piece.]

          -1.54  44.45  11.90   15.01   30.30    31.85   9.18   -6.52
          ------------------------------------------------------------
            94     95     96      97      98       99      00     01


Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O
                                               Since
                                             Inception
                            1 Year   5 Years (5/3/93)
-----------------------------------------------------

American MidCap Growth      -6.52%   15.06%   18.79%
S&P MidCap 400 Index        -0.60%   16.12%   15.88%

--------------------------------------------------------------------------------

ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

    [The table below represents bar chart in the printed piece.]

  12.38   22.47   1.45   36.37   13.35   25.75   48.07   33.74   -14.77 -11.81
--------------------------------------------------------------------------------
   92       93     94     95      96      97      98      99      00     01


Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                               Since
                                             Inception
                   1 Year   5 Years 10 Years (1/9/89)
-----------------------------------------------------------------
American Growth   -11.81%   13.36%   14.98%   16.58%
S&P 500 Index     -11.88%   10.70%   12.94%   14.07%

--------------------------------------------------------------------------------

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

    Annual Total Return as of December 31 each year (%)
Class O

             [The table below represents bar chart in the printed piece.]

  96        97        98         99        00        01
-----      -----     -----     -----     ------    ------
12.04      19.68     57.83     78.06     -24.83    -15.93

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

    Average Annual Total Return as of December 31, 2001
Class O
                                         Since
                                       Inception
                   1 Year   5 Years    (1/25/95)
-----------------------------------------------------------------
American Leveraged
  AllCap           -15.93%  16.28%      22.77%
S&P 500 Index      -11.88%  10.70%      15.75%

--------------------------------------------------------------------------------

ALGER AMERICAN BALANCED PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

    [The table below represents bar chart in the printed piece.]

9.48    7.79   -4.27    28.62   10.17   19.82   31.51   29.21   -2.76   -1.93
--------------------------------------------------------------------------------
 92      93      94       95     96      97      98      99      00      01

Best Quarter:    16.94%    Q4       1998
Worst Quarter:   -6.58%    Q4       2000

    Average Annual Total Return as of December 31, 2001
Class O
                                                       Since
                                                     Inception
                        1 Year   5 Years   10 Years   (9/5/89)
--------------------------------------------------------------------------------
American Balanced       -1.93%   14.19%     12.01%     10.85%
S&P 500 Index          -11.88%   10.70%     12.94%     12.65%
Lehman Brothers Gov't/
   Credit Bond Index     8.51%    7.37%      7.27%      8.19%

--------------------------------------------------------------------------------

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

    Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece.]

 8.64    10.34   -8.28   35.13   19.68   36.29   32.39  42.45  -1.27   -14.32
--------------------------------------------------------------------------------
   92      93      94      95      96      97     98     99      00     01


Best Quarter:       35.96%    Q4      1999
Worst Quarter:     -15.00%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                Since
                                              Inception
                    1 Year  5 Years 10 Years (11/15/88)
--------------------------------------------------------------------------------
American
  Income & Growth   -14.32% 16.80%  14.48%   13.36%
S&P 500 Index       -11.88% 10.70%  12.94%   14.13%

--------------------------------------------------------------------------------

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolios.

                                                                  ANNUAL FUND OPERATING
                                                                        EXPENSES
                                                                (Expenses that are deducted)
                                                                     from  Fund assets)
                                              ---------------------------------------------------------------
                         SHAREHOLDER FEES                                                  TOTAL ANNUAL FUND
                   (Fees paid directly from                     Distribution                   operating
                         your investment)     Management Fees    (12b-1) Fees   Other Expenses   expenses
-------------------------------------------------------------------------------------------------------------
ALGER AMERICAN SMALL          NONE                .85%            .25%             .07%            1.17%
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN                NONE                .80%            .25%             .08%            1.13%
MIDCAP GROWTH
PORTFOLIO

ALGER AMERICAN                NONE                .75%            .25%             .06%            1.06%
GROWTH PORTFOLIO

ALGER AMERICAN                NONE                .75%            .25%             .10%            1.10%
BALANCED PORTFOLIO

ALGER AMERICAN                NONE                .85%            .25%             .07%            1.17%
LEVERAGED ALLCAP
PORTFOLIO

ALGER AMERICAN                NONE                .625%           .25%             .095%            .97%
INCOME & GROWTH
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR    3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
ALGER AMERICAN SMALL      $119        $372       $644     $1,420
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN            $115        $359       $622     $1,375
MIDCAP GROWTH
PORTFOLIO

ALGER AMERICAN            $108        $337       $585     $1,294
GROWTH PORTFOLIO

ALGER AMERICAN            $112        $350       $606     $1,340
BALANCED PORTFOLIO

ALGER AMERICAN            $119        $372       $644     $1,420
LEVERAGED ALLCAP
PORTFOLIO

ALGER AMERICAN             $99        $309       $536     $1,190
INCOME & GROWTH
PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER
    Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth and Balanced Portfolios--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO MANAGERS
Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, Alison Barbi, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth and Income and Growth Portfolios and co-manager of the Balanced and Growth Portfolios since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Leveraged AllCap Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Barbi, co- manager of the Balanced Portfolio since September 2001, has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities LLC from 1990 until 1998, and a private investor since 1998. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
NAV (NET ASSET VALUE) IS COMPUTED BY ADDING TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                        Year Ended December 31,
----------------------------------------------------------------------------------------------------
                                   2001       2000        1999       1998        1997       1996
                                  -----      -----       -----      -----       -----      -----
Net asset value,
  beginning of period         $    30.62     $ 32.23    $ 28.87  $    24.18    $ 21.35     $ 19.44
                                --------    --------   --------    --------   --------    --------
Net investment income (loss)       (0.09)(ii)  (0.03)(ii) (0.05)       0.00(ii)  (0.04)       0.03
Net realized and unrealized
 gain (loss) on investments        (1.23)       2.79       8.00        6.95       3.20        2.29
                                --------    --------   --------    --------   --------    --------
Total from investment
  operations                       (1.32)       2.76       7.95        6.95       3.16        2.32
                                --------    --------   --------    --------   --------    --------
Dividends from net
  investment income                --          --         --          --         (0.01)      --
Distributions from net
  realized gains                  (11.63)      (4.37)     (4.59)      (2.26)     (0.32)      (0.41)
                                --------    --------   --------    --------   --------    --------
Total distributions               (11.63)      (4.37)     (4.59)      (2.26)     (0.33)      (0.41)
                                --------    --------   --------    --------   --------    --------
Net asset value, end of period   $ 17.67     $ 30.62    $ 32.23  $    28.87    $ 24.18     $ 21.35
                                ========    ========   ========    ========   ========    ========
Total Return                       (6.52%)      9.18%     31.85%      30.30%     15.01%      11.90%
                                ========    ========   ========    ========   ========    ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)               $355,015    $332,734   $931,397    $689,571   $444,967    $394,847
                                ========    ========   ========    ========   ========    ========
 Ratio of expenses to average
  net assets                        0.88%       0.84%      0.85%       0.84%      0.84%       0.84%
                                ========    ========   ========    ========   ========    ========
 Ratio of net investment
  income (loss) to average
  net assets                       (0.45%)     (0.09%)    (0.21%)      0.00%     (0.15%)      0.08%
                                ========    ========   ========    ========   ========    ========
 Portfolio Turnover Rate          130.11%     130.85%    162.30%     152.21%    151.98%      90.97%
                                ========    ========   ========    ========   ========    ========

                From
             May 3, 1993
           (Commencement
          of Operations) to
             December 31,
----------------------------------
   1995       1994          1993(i)
  -----      -----         -------

 $ 13.46    $ 13.72        $ 10.00
--------   --------       --------
   (0.03)      0.00(ii)      (0.02)

    6.01      (0.21)          3.88
--------   --------       --------

    5.98      (0.21)          3.86
--------   --------       --------

      --         --             --

      --      (0.05)         (0.14)
--------   --------       --------
      --      (0.05)         (0.14)
--------   --------       --------
 $ 19.44    $ 13.46        $ 13.72
========   ========       ========
   44.45%     (1.54%)        38.67%
========   ========       ========


$185,349    $62,178        $21,301
========   ========       ========

    0.90%      0.97%          1.50%(iii)
========   ========       ========


   (0.25%)     0.03%         (0.58%)
========   ========       ========
  104.74%     83.96%         67.22%
========   ========       ========

  (i) Ratios have  been  annualized;  total  return  has  not  been  annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                                                       Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------
                                               2001          2000          1999         1998         1997         1996
                                              -----         -----         -----        -----        -----        -----
Net asset value, beginning of year          $  23.49       $ 55.15       $ 43.97 $       43.75  $    40.91   $      39.41
                                            --------      --------     ---------   -----------   ---------    -----------
Net investment income (loss)                   (0.03)         0.01(i)      (0.12)(i)     (0.02)      (0.05)(i)      (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                                (6.90)       (12.80)        16.98          6.30        4.45           1.70
                                            --------      --------     ---------   -----------   ---------    -----------
Total from investment operations               (6.93)       (12.79)        16.86          6.28        4.40           1.66
                                            --------      --------     ---------   -----------   ---------    -----------
Dividends from net investment income           (0.01)        --            --            --          --             --
Distributions from net realized gains             --        (18.87)        (5.68)        (6.06)      (1.56)         (0.16)
                                            --------      --------     ---------   -----------   ---------    -----------
Total distributions                            (0.01)       (18.87)        (5.68)        (6.06)      (1.56)         (0.16)
                                            --------      --------     ---------   -----------   ---------    -----------
Net asset value, end of year                  $ 16.55      $ 23.49       $ 55.15 $       43.97  $    43.75        $ 40.91
                                            ========      ========     =========   ===========   =========    ===========
Total Return                                  (29.51%)      (27.20%)       43.42%        15.53%      11.39%          4.18%
                                            ========      ========     =========   ===========   =========    ===========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)    $517,364      $700,370      $674,864    $1,216,584    $997,586     $1,469,518
                                            ========      ========     =========   ===========   =========    ===========

 Ratio of expenses to average net assets        0.92%         0.90%         0.90%         0.89%       0.89%          0.88%
                                            ========      ========     =========   ===========   =========    ===========

 Ratio of net investment income (loss)
  to average net assets                        (0.27%)        0.03%        (0.28%)       (0.20%)     (0.12%)        (0.09%)
                                            ========      ========     =========   ===========   =========    ===========

 Portfolio Turnover Rate                      181.80%       217.69%       182.25%       142.90%     104.43%        110.04%
                                            ========      ========     =========   ===========   =========    ===========


                                                                  Year Ended December 31,
------------------------------------------------------------------------------------------------------
                                                   1995           1994             1993          1992
                                                   -----          -----            -----         -----
Net asset value, beginning of year            $    27.31         $ 30.88        $   27.26        $ 26.79
                                                --------        --------         --------       --------
Net investment income (loss)                       (0.09)          (0.03)(i)        (0.05)         (0.06)
Net realized and unrealized gain (loss)
 on investments                                    12.19           (1.45)            3.67           0.91
                                                --------        --------         --------       --------
Total from investment operations                   12.10           (1.48)            3.62           0.85
                                                --------        --------       ----------       --------
Dividends from net investment income                  --              --               --             --
Distributions from net realized gains                 --           (2.09)              --          (0.38)
                                                --------        --------         --------       --------
Total distributions                                   --           (2.09)              --          (0.38)
                                                --------        --------         --------       --------
Net asset value, end of year                     $ 39.41         $ 27.31       $    30.88        $ 27.26
                                                ========        ========         ========       ========
Total Return                                      44.31%          (4.38%)          13.28%          3.55%
                                                ========        ========         ========       ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $984,212        $397,037         $238,850       $135,718
                                                ========        ========         ========       ========
 Ratio of expenses to average net assets           0.92%           0.96%            1.03%          0.98%
                                                ========        ========         ========       ========
 Ratio of net investment income (loss)
  to average net assets                           (0.48%)         (0.10%)          (0.35%)        (0.37%)
                                                ========        ========         ========       ========
 Portfolio Turnover Rate                          80.66%         117.61%          148.07%        108.06%
                                                ========        ========         ========       ========

  (i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------
                                            2001           2000           1999          1998           1997        1996
                                           -----          -----           -----         -----          -----       ----
Net asset value, beginning of year    $      47.27       $ 64.38       $  53.22   $      42.76       $ 34.33     $ 31.16
                                        ----------    ----------     ----------     ----------    ----------    --------

Net investment income (loss)                  0.01          0.10          (0.03)          0.09          0.13        0.12
Net realized and unrealized gain (loss)
 on investments                              (4.88)        (8.75)         16.66          18.32          8.66        4.00
                                        ----------    ----------     ----------     ----------    ----------    --------

Total from investment operations             (4.87)        (8.65)         16.63          18.41          8.79        4.12
                                        ----------    ----------     ----------     ----------    ----------    --------

Dividends from net investment income         (0.10)           --          (0.08)         (0.13)        (0.13)      (0.02)
Distributions from net realized gains        (5.53)        (8.46)         (5.39)         (7.82)        (0.23)      (0.93)
                                        ----------    ----------     ----------     ----------    ----------    --------

Total Distributions                          (5.63)        (8.46)         (5.47)         (7.95)        (0.36)      (0.95)
                                        ----------    ----------     ----------     ----------    ----------    --------

Net asset value, end of year               $ 36.77     $   47.27       $  64.38   $      53.22       $ 42.76     $ 34.33
                                        ==========    ==========     ==========     ==========    ==========    ========

Total Return                               (11.81%)      (14.77%)        33.74%         48.07%        25.75%      13.35%
                                        ==========    ==========     ==========     ==========    ==========    ========

Ratios and Supplemental Data:
 Net assets, end of year
   (000's omitted)                      $1,540,327    $1,809,937     $3,387,526     $1,905,719    $1,072,529    $991,028
                                        ==========    ==========     ==========     ==========    ==========    ========

 Ratio of expenses to average net assets     0.81%         0.79%          0.79%          0.79%         0.79%       0.79%
                                        ==========    ==========     ==========     ==========    ==========    ========

 Ratio of net investment income (loss)
  to average net assets                      0.03%         0.12%         (0.03%)         0.25%         0.27%       0.50%
                                        ==========    ==========     ==========     ==========    ==========    ========

 Portfolio Turnover Rate                    87.79%       108.27%        135.13%        127.38%       129.50%      82.86%
                                        ==========    ==========     ==========     ==========    ==========    ========


                                                                    Year Ended December 31,
------------------------------------------------------------------------------------------------------------
                                                    1995            1994            1993           1992
                                                    -----           -----           -----          -----
Net asset value, beginning of year                  $ 23.13        $ 24.67          $ 20.17       $ 18.00
                                                   --------       --------         --------      --------
Net investment income (loss)                           0.02           0.07             0.03          0.03
Net realized and unrealized gain (loss)
 on investments                                        8.33           0.15             4.50          2.19
                                                   --------       --------         --------      --------
Total from investment operations                       8.35           0.22             4.53          2.22
                                                   --------       --------         --------      --------
Dividends from net investment income                  (0.07)         (0.03)           (0.03)        (0.03)
Distributions from net realized gains                 (0.25)         (1.73)              --         (0.02)
                                                   --------       --------         --------      --------
Total Distributions                                   (0.32)         (1.76)           (0.03)        (0.05)
                                                   --------       --------         --------      --------
Net asset value, end of year                        $ 31.16        $ 23.13          $ 24.67       $ 20.17
                                                   ========       ========         ========      ========
Total Return                                         36.37%          1.45%           22.47%        12.38%
                                                   ========       ========         ========      ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)           $502,974       $150,390         $ 74,878      $ 30,316
                                                   ========       ========         ========      ========
 Ratio of expenses to average net assets              0.85%          0.86%            0.97%         0.99%
                                                   ========       ========         ========      ========
 Ratio of net investment income (loss)
  to average net assets                               0.18%          0.48%            0.25%         0.33%
                                                   ========       ========         ========      ========
 Portfolio Turnover Rate                            118.33%        111.76%          112.64%        63.91%
                                                   ========       ========         ========      ========


ALGER AMERICAN INCOME & GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                      Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------
                                         2001         2000            1999           1998         1997          1996
                                         -----        -----           -----          -----        -----         -----
Net asset value, beginning of year    $   13.26      $ 17.58         $ 13.12      $   10.99      $  8.42      $  17.79
                                       --------     --------        --------       --------     --------      --------
Net investment income                      0.05         0.05            0.00           0.03         0.03          0.09(i)
Net realized and unrealized gain (loss)
 on investments                           (1.86)       (0.44)           5.26           3.30         2.94          1.87
                                       --------     --------        --------       --------     --------      --------
Total from investment operations          (1.81)       (0.39)           5.26           3.33         2.97          1.96
                                       --------     --------        --------       --------     --------      --------
Dividends from net investment income      (0.05)       (0.01)          (0.03)         (0.04)       (0.04)        (0.33)
Distributions from net realized gains     (0.83)       (3.92)          (0.77)         (1.16)       (0.36)       (11.00)
                                       --------     --------        --------       --------     --------      --------
Total Distributions                       (0.88)       (3.93)          (0.80)         (1.20)       (0.40)       (11.33)
                                       --------     --------        --------       --------     --------      --------
Net asset value, end of year            $ 10.57      $ 13.26         $ 17.58      $   13.12     $  10.99       $  8.42
                                       ========     ========        ========       ========     ========      ========
Total Return                            (14.32%)      (1.27%)         42.45%         32.39%       36.29%        19.68%
                                       ========     ========        ========       ========     ========      ========
Ratios and Supplemental Data:
 Net assets, end of year
  (000's omitted)                      $144,006     $150,783        $ 91,250       $ 77,926     $ 47,399       $20,910
                                       ========     ========        ========       ========     ========      ========
 Ratio of expenses to average
   net assets                             0.72%        0.70%           0.70%          0.70%        0.74%         0.81%
                                       ========     ========        ========       ========     ========      ========
 Decrease reflected in above expense
  ratios due to expense reimbursements       --           --              --             --           --            --
                                       ========     ========        ========       ========     ========      ========
 Ratio of net investment income to
  average net assets                      0.52%        0.43%           0.03%          0.31%        0.56%         0.94%
                                       ========     ========        ========       ========     ========      ========
 Portfolio Turnover Rate                110.04%      142.43%         193.23%        131.67%      150.09%       121.60%
                                       ========     ========        ========       ========     ========      ========

                                                                Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------
                                            1995               1994               1993                1992
                                            -----              -----              -----               -----
Net asset value, beginning of year        $  13.30            $ 15.31            $ 13.93             $ 13.08
                                          --------           --------           --------            --------
Net investment income                         0.11(i)            0.17               0.07                0.08
Net realized and unrealized gain (loss)
 on investments                               4.54              (1.47)              1.37                1.02
                                          --------           --------           --------            --------
Total from investment operations              4.65              (1.30)              1.44                1.10
                                          --------           --------           --------            --------
Dividends from net investment income         (0.16)             (0.15)             (0.06)              (0.12)
Distributions from net realized gains           --              (0.56)                --               (0.13)
                                          --------           --------           --------            --------
Total Distributions                          (0.16)             (0.71)             (0.06)              (0.25)
                                          --------           --------           --------            --------
Net asset value, end of year              $  17.79            $ 13.30            $ 15.31             $ 13.93
                                          ========           ========           ========            ========
Total Return                                35.13%             (8.28%)            10.34%               8.64%
                                          ========           ========           ========            ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)  $  8,639           $ 29,135            $31,895             $ 8,671
                                          ========           ========           ========            ========
 Ratio of expenses to average net assets     0.75%              0.75%              0.97%               1.25%
                                          ========           ========           ========            ========
 Decrease reflected in above expense
  ratios due to expense reimbursements          --                 --                 --               0.01%
                                          ========           ========           ========            ========
 Ratio of net investment income to
  average net assets                         0.61%              1.22%              1.51%               1.62%
                                          ========           ========           ========            ========
 Portfolio Turnover Rate                   164.05%            177.97%            105.80%             100.62%
                                          ========           ========           ========            ========


  (i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN BALANCED PORTFOLIO (i)
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------
                                            2001        2000           1999         1998           1997          1996
                                            -----       -----          -----        -----          -----         -----
Net asset value, beginning of year       $ 13.77        $ 15.57       $ 12.98     $   10.76        $ 9.24       $ 13.64
                                        --------       --------      --------      --------      --------      --------
Net investment income (loss)                0.18           0.20          0.15          0.19          0.17          0.21(ii)
Net realized and unrealized gain (loss)
 on investments                            (0.43)         (0.61)         3.45          3.02          1.63          1.01
                                        --------       --------      --------      --------      --------      --------
Total from investment operations           (0.25)         (0.41)         3.60          3.21          1.80          1.22
                                        --------       --------      --------      --------      --------      --------
Dividends from net investment income       (0.20)         (0.13)        (0.17)        (0.18)        (0.12)        (0.73)
Distributions from net realized gains      (0.24)         (1.26)        (0.84)        (0.81)        (0.16)        (4.89)
                                        --------       --------      --------      --------      --------      --------
Total Distributions                        (0.44)         (1.39)        (1.01)        (0.99)        (0.28)        (5.62)
                                        --------       --------      --------      --------      --------      --------
Net asset value, end of year             $ 13.08        $ 13.77       $ 15.57     $   12.98       $ 10.76        $ 9.24
                                        ========       ========      ========      ========      ========      ========
Total Return                              (1.93%)        (2.76%)       29.21%        31.51%        19.82%        10.17%
                                        ========       ========      ========      ========      ========      ========
Ratios and Supplemental Data:
 Net assets, end of year
  (000's omitted)                       $224,959       $115,894      $ 56,327      $ 28,208      $ 16,614      $ 10,486
                                        ========       ========      ========      ========      ========      ========
 Ratio of expenses to average net assets   0.85%          0.88%         0.93%         0.92%         1.01%         1.14%
                                        ========       ========      ========      ========      ========      ========
 Decrease reflected in above expense
  ratios due to expense reimbursements        --             --            --            --            --            --
                                        ========       ========      ========      ========      ========      ========
 Ratio of net investment income (loss)
  to average net assets                    2.53%          2.40%         1.66%         2.09%         2.14%         2.06%
                                        ========       ========      ========      ========      ========      ========
 Portfolio Turnover Rate                  62.93%         63.37%       118.74%        94.64%       105.01%        68.66%
                                        ========       ========      ========      ========      ========      ========


                                                                      Year Ended December 31,
---------------------------------------------------------------------------------------------------------------
                                                    1995            1994             1993              1992
                                                    -----           -----            -----             -----
Net asset value, beginning of year                 $ 10.80         $ 11.58        $   10.77         $   10.02
                                                  --------        --------         --------          --------
Net investment income (loss)                          0.33(ii)        0.20             0.15              0.22
Net realized and unrealized gain (loss)
 on investments                                       2.73           (0.70)            0.69              0.72
                                                  --------        --------         --------          --------
Total from investment operations                      3.06           (0.50)            0.84              0.94
                                                  --------        --------         --------          --------
Dividends from net investment income                 (0.22)          (0.13)           (0.03)            (0.19)
Distributions from net realized gains                   --           (0.15)              --                --
                                                  --------        --------         --------          --------
Total Distributions                                  (0.22)          (0.28)           (0.03)            (0.19)
                                                  --------        --------         --------          --------
Net asset value, end of year                       $ 13.64         $ 10.80        $   11.58         $   10.77
                                                  ========        ========         ========          ========
Total Return                                        28.62%          (4.27%)           7.79%             9.48%
                                                  ========        ========         ========          ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)           $ 3,671        $ 10,394        $   7,848         $   4,009
                                                  ========        ========         ========          ========
 Ratio of expenses to average net assets             1.00%           1.08%            1.25%             1.25%
                                                  ========        ========         ========          ========
 Decrease reflected in above expense
  ratios due to expense reimbursements                  --              --            0.19%             0.42%
                                                  ========        ========         ========          ========
 Ratio of net investment income (loss)
  to average net assets                              2.49%           2.30%            2.05%             1.99%
                                                  ========        ========         ========          ========
 Portfolio Turnover Rate                           113.02%          78.80%           85.46%            15.27%
                                                  ========        ========         ========          ========


(i) Prior to October 1, 1992, the Alger American Balanced Portfolio was the Alger American Fixed Income Portfolio.

(ii) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                         From
                                                                                                   January 25, 1995
                                                                                                    (Commencement
                                                                                                   of Operations) to
                                                             Year ended December 31,                  December 31,
------------------------------------------------------------------------------------------------------------------------
                                        2001        2000        1999         1998         1997       1996       1995(i)
                                        -----       -----       -----        -----        -----      -----      -------
Net asset value, beginning of period   $ 38.80     $ 57.97   $    34.90  $    23.17      $ 19.36    $ 17.43     $ 10.00
                                     ---------   ---------    ---------   ---------    ---------  ---------    --------
Net investment income (loss)              0.00(ii)   (0.02)(ii)   (0.09)      (0.05)       (0.03)     (0.03)(ii)  (0.03)
Net realized and unrealized gain
  on investments                         (6.06)     (13.77)       25.93       12.99         3.84       2.14        7.46
                                     ---------   ---------    ---------   ---------    ---------  ---------    --------
Total from investment operations         (6.06)     (13.79)       25.84       12.94         3.81       2.11        7.43
Distributions from net realized gains    (1.19)      (5.38)       (2.77)      (1.21)          --      (0.18)         --
                                     ---------   ---------    ---------   ---------    ---------  ---------    --------
Net asset value, end of period         $ 31.55     $ 38.80   $    57.97 $     34.90      $ 23.17    $ 19.36     $ 17.43
                                     =========   =========    =========   =========    =========  =========    ========
Total Return                           (15.93%)    (24.83%)      78.06%      57.83%       19.68%     12.04%      74.30%
                                     =========   =========    =========   =========    =========  =========    ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                    $ 443,209   $ 476,517   $  362,500   $ 101,710     $ 53,488   $ 34,925     $ 5,497
                                     =========   =========    =========   =========    =========  =========    ========
 Ratio of expenses to average
  net assets                             0.92%       0.90%        0.93%       0.96%        1.00%      1.09%       1.56%(iii)
                                     =========   =========    =========   =========    =========  =========    ========
 Ratio of net investment income
  (loss) to average net assets           0.00%      (0.03%)      (0.49%)     (0.27%)      (0.17%)    (0.15%)     (0.71%)
                                     =========   =========    =========   =========    =========  =========    ========
 Portfolio Turnover Rate               103.03%     132.28%      155.74%     143.59%      164.27%    102.10%     178.23%
                                     =========   =========    =========   =========    =========  =========    ========

(i)  Ratios have been annualized; total return has not been annualized.

(ii) Amount was computed based on average shares outstanding during the year.

(iii) Amount has been reduced by 2.36% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


    By mail:    The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED















THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND

                                 CLASS O SHARES




                       A POOLED FUNDING VEHICLE FOR:
                       o VARIABLE ANNUITY CONTRACTS
                       o VARIABLE LIFE INSURANCE POLICIES
                       o QUALIFIED PENSION PLANS
                       o QUALIFIED RETIREMENT PLANS

                                                      PROSPECTUS

                                                     MAY 1, 2002

                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                 ALGER AMERICAN GROWTH PORTFOLIO
                       ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                        ALGER AMERICAN INCOME & GROWTH PORTFOLIO







AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                  [ALGER LOGO]

                                                  TABLE OF CONTENTS
                                               -----------------------------------------------------
                                                  2 ............Risk/Return Summary: Investments,
                                                                Risks & Performance
                                    THE ALGER
                                AMERICAN FUND           2 ......Investments

                               CLASS O SHARES                   Alger American Small
                                                                Capitalization Portfolio ...........2
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO                   Alger American MidCap
       ALGER AMERICAN MIDCAP GROWTH PORTFOLIO                   Growth Portfolio ...................2
              ALGER AMERICAN GROWTH PORTFOLIO                   Alger American Growth Portfolio ....2
    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO                   Alger American Leveraged
     ALGER AMERICAN INCOME & GROWTH PORTFOLIO                   AllCap Portfolio ...................2
                                                                Alger American Income &
                                                                Growth Portfolio ...................2

                                   PROSPECTUS           3 ......Principal Risks

                                  MAY 1, 2002                   Alger American Small
                                                                Capitalization Portfolio ...........3
                                                                Alger American MidCap
                                                                Growth Portfolio ...................3
                                                                Alger American Growth Portfolio ....3
                                                                Alger American Leveraged
                                                                AllCap Portfolio ...................3
                                                                Alger American Income &
                                                                Growth Portfolio ...................3

                                                        4 ......Performance

                                                                Alger American Small
                                                                Capitalization Portfolio ...........4
                                                                Alger American MidCap
                                                                Growth Portfolio ...................4
                                                                Alger American Growth Portfolio ....5
                                                                Alger American Leveraged
                                                                AllCap Portfolio ...................5
                                                                Alger American Income &
                                                                Growth Portfolio ...................5

                                                  6 ............Fees and Expenses
                                                  7 ............Management and Organization
                                                  7 ............Shareholder Information

                                                                Distributor ........................7
                                                                Transfer Agent .....................7
                                                                Classes of Fund Shares .............8
                                                                Purchasing and Redeeming
                                                                Fund Shares ........................8

                                                  9 ............Financial Highlights

                                                  Back Cover:   How to obtain more information

[Graphic Omitted]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

[] High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

[] Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN INCOME &GROWTH PORTFOLIO
GOAL

THE ALGER AMERICAN INCOME &GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

[Graphic Omitted}

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO

Additional risks of investing in the portfolio are:

[] the possibility of greater risk by investing in small- and medium-sized companies (in addition to large, more-established companies) owing to such factors as inexperienced management and limited financial resources

[] the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

RISKS APPLICABLE TO ALGER AMERICAN
INCOME & GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons

[Graphic Omitted]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

[] S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

[] Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

[] S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

 3.55   13.28  -4.38   44.31    4.18   11.39    15.53   43.42   -27.20    -29.51
--------------------------------------------------------------------------------
  92      93     94      95      96      97      98       99      00        01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001
Class O                                            Since
                                                 Inception
                   1 Year   5 Years   10 Years   (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization   -29.51%   -1.08%     4.79%     11.70%
Russell 2000
  Growth Index     -9.23%     2.87%     7.19%      8.64%


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

     -----------------------------------------------------------------------
       -1.54    44.45    11.90    15.01    30.30    31.85     9.18    -6.52
        94        95      96       97       98       99        00      01


Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O
                                               Since
                                             Inception
                          1 Year   5 Years   (5/3/93)
-------------------------------------------------------------------------------

American MidCap Growth    -6.52%   15.06%     18.79%
S&P MidCap 400 Index      -0.60%   16.12%     15.88%

ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

12.38  22.47     1.45   36.37   13.35   25.75    48.07   33.74   -14.77  -11.81
--------------------------------------------------------------------------------
  92     93       94      95      96      97       98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                               Since
                                             Inception
                  1 Year   5 Years 10 Years  (1/9/89)
--------------------------------------------------------------------------------

American Growth   -11.81%  13.36%   14.98%    16.58%
S&P 500 Index     -11.88%  10.70%   12.94%    14.07%



ALGER AMERICAN INCOME & GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

8.64    10.34   -8.28   35.13   19.68   36.29     32.39   42.45  -1.27   -14.32
--------------------------------------------------------------------------------
 92      93       94      95      96      97       98      99      00      01

Best Quarter:       35.96%    Q4      1999
Worst Quarter:     -15.00%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                               Since
                                             Inception
                   1 Year  5 Years 10 Years (11/15/88)
--------------------------------------------------------------------------------

American
  Income & Growth  -14.32% 16.80%  14.48%    13.36%
S&P 500 Index      -11.88% 10.70%  12.94%    14.13%

The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.



ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

            [The table below represents bar chart in the printed piece]

 96      97       98      99      00      01
-----  ------   ------  ------  ------  ------
12.04  19.68    57.83    78.06  -24.83  -15.93

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2001
Class O
                                         Since
                                       Inception
                   1 Year   5 Years    (1/25/95)
-------------------------------------------------------------------------------

American Leveraged
  AllCap           -15.93%  16.28%      22.77%
S&P 500 Index      -11.88%  10.70%      15.75%

[Graphic Omitted]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios.


                                                        ANNUAL FUND OPERATING EXPENSES
                                                  (expenses that are deduced from Fund assets)


                            Shareholder Fees                                        TOTAL ANNUAL
                               (fees paid)                  Distribution                 FUND
                              directly from     Management    (12b-1)      Other      OPERATING
                             your investment)      Fees         Fees      Expenses     EXPENSES
====================================================================================================
ALGER AMERICAN SMALL            None               .85%         None        .07%         .92%
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN                  None               .80%         None        .08%         .88%
MIDCAP GROWTH
PORTFOLIO

ALGER AMERICAN                  None               .75%         None        .06%         .81%
GROWTH
PORTFOLIO

ALGER AMERICAN                  None               .85%         None        .07%         .92%
LEVERAGED ALLCAP
PORTFOLIO

ALGER AMERICAN                  None               .625%        None       .095%         .72%
INCOME & GROWTH
PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                            1 Year   3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

  ALGER AMERICAN SMALL        $94     $293        $509       $1,131
  CAPITALIZATION
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN              $90     $281       $488        $1,084
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN              $83     $259       $450        $1,002
  GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN              $94     $293       $509        $1,131
  LEVERAGED ALLCAP
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN              $74     $230       $401          $894
  INCOME &GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[Graphic Omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth Portfolio--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth and Income and Growth Portfolios and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Leveraged AllCap Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[Graphic Omitted]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

----------------------------------------------------
         NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
   TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILI-
  TIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                             ITS OUTSTANDING SHARES.
----------------------------------------------------

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[Graphic Omitted]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                       From
                                                                                                                    May 3, 1993
                                                                                                                   (commencement
                                                                                                                 of operations) to
                                                                     Year Ended December 31,                        December 31,
---------------------------------------------------------------------------------------------------------------------------------
                               2001        2000         1999      1998        1997      1996       1995      1994      1993(i)
                               -----       -----        -----     -----       -----     -----      -----     -----     -------
Net asset value,
  beginning of period        $  30.62     $  32.23    $  28.87   $  24.18   $  21.35   $  19.44   $ 13.46   $ 13.72    $ 10.00
                             --------     --------    --------   --------   --------   --------  --------   -------   --------
Net investment income (loss)   (0.09)(ii)   (0.03)(ii)   (0.05)      0.00(ii)  (0.04)      0.03     (0.03)     0.00(ii)  (0.02)
Net realized and unrealized
 gain (loss) on investments    (1.23)         2.79        8.00       6.95       3.20       2.29      6.01     (0.21)      3.88
                             --------     --------    --------   --------   --------   --------  --------   -------   --------
Total from investment
  operations                    (1.32)        2.76        7.95       6.95       3.16       2.32      5.98     (0.21)      3.86
                             --------     --------    --------   --------   --------   --------  --------   -------   --------
Dividends from net
  investment income                --           --          --         --      (0.01)        --        --        --         --
Distributions from net
  realized gains               (11.63)       (4.37)      (4.59)     (2.26)     (0.32)     (0.41)       --     (0.05)     (0.14)
                             --------     --------    --------   --------   --------   --------  --------   -------   --------
Total distributions            (11.63)       (4.37)      (4.59)     (2.26)     (0.33)    (0.41)        --     (0.05)     (0.14)
                             --------     --------    --------   --------   --------   --------  --------   -------   --------
Net asset value, end of
  period                     $  17.67     $  30.62    $  32.23   $  28.87   $  24.18   $  21.35  $  19.44   $ 13.46    $ 13.72
                             ========     ========    ========   ========   ========   ========  ========   =======   ========
Total Return                   (6.52%)       9.18%       31.85%     30.30%     15.01%     11.90%    44.45%    (1.54%)    38.67%
                             ========     ========    ========   ========   ========   ========  ========   =======   ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)            $355,015     $332,734    $931,397   $689,571   $444,967   $394,847  $185,349   $62,178    $21,301
                             ========     ========    ========   ========   ========   ========  ========   =======   ========
 Ratio of expenses to average
  net assets                     0.88%        0.84%       0.85%      0.84%      0.84%      0.84%     0.90%     0.97%      1.50%(iii)
                             ========     ========    ========   ========   ========   ========  ========   =======   ========
 Ratio of net investment
  income (loss) to average
  net assets                    (0.45%)      (0.09%)     (0.21%)     0.00%     (0.15%)     0.08%    (0.25%)    0.03%     (0.58%)
                             ========     ========    ========   ========   ========   ========  ========   =======   ========
 Portfolio Turnover Rate       130.11%      130.85%     162.30%    152.21%    151.98%     90.97%   104.74%    83.96%     67.22%
                             ========     ========    ========   ========   ========   ========  ========   =======   ========

  (i) Ratios  have  been  annualized; total  return  has  not  been  annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------
                                            2001          2000          1999         1998         1997         1996
                                            -----         -----         -----        -----        -----        -----
Net asset value, beginning of year        $  23.49      $  55.15      $  43.97    $    43.75    $  40.91     $    39.41
                                          --------      --------      --------    ----------    --------     ----------
Net investment income (loss)                 (0.03)         0.01(i)      (0.12)(i)     (0.02)      (0.05)(i)      (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                              (6.90)       (12.80)        16.98          6.30        4.45           1.70
                                          --------      --------      --------    ----------    --------     ----------
Total from investment operations             (6.93)       (12.79)        16.86          6.28        4.40           1.66
                                          --------      --------      --------    ----------    --------     ----------
Dividends from net investment income         (0.01)           --            --            --          --             --
Distributions from net realized gains           --        (18.87)        (5.68)        (6.06)      (1.56)         (0.16)
                                          --------      --------      --------    ----------    --------     ----------
Total distributions                          (0.01)       (18.87)        (5.68)        (6.06)      (1.56)         (0.16)
                                          --------      --------      --------    ----------    --------     ----------
Net asset value, end of year              $  16.55      $  23.49       $ 55.15 $       43.97    $  43.75     $    40.91
                                          ========      ========      ========    ==========    ========     ==========
Total Return                                (29.51%)     (27.20%)       43.42%        15.53%      11.39%          4.18%
                                          ========      ========      ========    ==========    ========     ==========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)  $517,364      $700,370      $674,864    $1,216,584    $997,586     $1,469,518
                                          ========      ========      ========    ==========    ========     ==========

 Ratio of expenses to average net assets      0.92%         0.90%         0.90%         0.89%       0.89%          0.88%
                                          ========      ========     ========    ===========    ========     ==========

 Ratio of net investment income (loss)
  to average net assets                      (0.27%)        0.03%        (0.28%)       (0.20%)     (0.12%)        (0.09%)
                                          ========      ========      ========    ==========    ========     ==========

 Portfolio Turnover Rate                    181.80%       217.69%       182.25%       142.90%     104.43%        110.04%
                                          ========      ========      ========    ==========    ========     ==========

                                                                  Year Ended December 31,
---------------------------------------------------------------------------------------------------------
                                                   1995           1994             1993          1992
                                                   -----          -----            -----         -----
Net asset value, beginning of year              $  27.31        $  30.88         $  27.26       $  26.79
                                                --------        --------         --------       --------
Net investment income (loss)                       (0.09)          (0.03)(i)        (0.05)         (0.06)
Net realized and unrealized gain (loss)
 on investments                                    12.19           (1.45)            3.67           0.91
                                                --------        --------         --------       --------
Total from investment operations                   12.10           (1.48)            3.62           0.85
                                                --------        --------         --------       --------
Dividends from net investment income                  --              --               --             --
Distributions from net realized gains                 --           (2.09)              --          (0.38)
                                                --------        --------         --------       --------
Total distributions                                   --           (2.09)              --          (0.38)
                                                --------        --------         --------       --------

Net asset value, end of year                    $  39.41        $  27.31         $  30.88       $  27.26
                                                ========        ========         ========       ========
Total Return                                       44.31%          (4.38%)          13.28%          3.55%
                                                ========        ========         ========       ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $984,212        $397,037         $238,850       $135,718
                                                ========        ========         ========       ========

 Ratio of expenses to average net assets           0.92%           0.96%            1.03%          0.98%
                                                ========        ========         ========       ========
 Ratio of net investment income (loss)
  to average net assets                           (0.48%)         (0.10%)          (0.35%)        (0.37%)
                                                ========        ========         ========       ========
 Portfolio Turnover Rate                          80.66%         117.61%          148.07%        108.06%
                                                ========        ========         ========       ========


  (i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
-------------------------------------------------------------------------------------------------------------------------
                                           2001          2000            1999           1998           1997        1996
                                           ----          ----           -----          -----          -----       -----
Net asset value, beginning of year      $    47.27    $    64.38     $    53.22     $    42.76    $    34.33    $  31.16
                                        ----------    ----------     ----------     ----------    ----------    --------

Net investment income (loss)                  0.01          0.10          (0.03)          0.09          0.13        0.12
Net realized and unrealized gain (loss)
 on investments                              (4.88)        (8.75)         16.66          18.32          8.66        4.00
                                        ----------    ----------     ----------     ----------    ----------    --------

Total from investment operations             (4.87)        (8.65)         16.63          18.41          8.79        4.12
                                        ----------    ----------     ----------     ----------    ----------    --------

Dividends from net investment income         (0.10)           --          (0.08)         (0.13)        (0.13)      (0.02)
Distributions from net realized gains        (5.53)        (8.46)         (5.39)         (7.82)        (0.23)      (0.93)
                                        ----------    ----------     ----------     ----------    ----------    --------

Total Distributions                          (5.63)        (8.46)         (5.47)         (7.95)        (0.36)      (0.95)
                                        ----------    ----------     ----------     ----------    ----------    --------

Net asset value, end of year            $    36.77    $    47.27     $    64.38     $    53.22    $    42.76    $  34.33
                                        ==========    ==========     ==========     ==========    ==========    ========

Total Return                               (11.81%)      (14.77%)        33.74%         48.07%        25.75%      13.35%
                                        ==========    ==========     ==========     ==========    ==========    ========

Ratios and Supplemental Data:
 Net assets, end of year
   (000's omitted)                      $1,540,327    $1,809,937     $3,387,526     $1,905,719    $1,072,529    $991,028
                                        ==========    ==========     ==========     ==========    ==========    ========

 Ratio of expenses to average net assets     0.81%         0.79%          0.79%          0.79%         0.79%       0.79%
                                        ==========    ==========     ==========     ==========    ==========    ========

 Ratio of net investment income (loss)
  to average net assets                      0.03%         0.12%         (0.03%)         0.25%         0.27%       0.50%
                                        ==========    ==========     ==========     ==========    ==========    ========
 Portfolio Turnover Rate                    87.79%       108.27%        135.13%        127.38%       129.50%      82.86%
                                        ==========    ==========     ==========     ==========    ==========    ========

                                                                    Year Ended December 31,
----------------------------------------------------------------------------------------------------------
                                                    1995            1994            1993           1992
                                                    -----           -----           -----          -----
Net asset value, beginning of year                 $  23.13       $  24.67         $  20.17      $  18.00
                                                   --------       --------         --------      --------
Net investment income (loss)                           0.02           0.07             0.03          0.03
Net realized and unrealized gain (loss)
 on investments                                        8.33           0.15             4.50          2.19
                                                   --------       --------         --------      --------

Total from investment operations                       8.35           0.22             4.53          2.22
                                                   --------       --------         --------      --------

Dividends from net investment income                  (0.07)         (0.03)           (0.03)        (0.03)
Distributions from net realized gains                 (0.25)         (1.73)              --         (0.02)
                                                   --------       --------         --------      --------

Total Distributions                                   (0.32)         (1.76)           (0.03)        (0.05)
                                                   --------       --------         --------      --------

Net asset value, end of year                       $  31.16       $  23.13         $  24.67      $  20.17
                                                   ========       ========         ========      ========

Total Return                                         36.37%          1.45%           22.47%        12.38%
                                                   ========       ========         ========      ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)           $502,974       $150,390         $ 74,878      $ 30,316
                                                   ========       ========         ========      ========

 Ratio of expenses to average net assets              0.85%          0.86%            0.97%         0.99%
                                                   ========       ========         ========      ========

 Ratio of net investment income (loss)
  to average net assets                               0.18%          0.48%            0.25%         0.33%
                                                   ========       ========         ========      ========

 Portfolio Turnover Rate                            118.33%        111.76%          112.64%        63.91%
                                                   ========       ========         ========      ========

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                                                   Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------
                                         2001         2000            1999           1998         1997          1996
                                         ----         ----            ----           ----         ----          ----
Net asset value, beginning of year    $   13.26      $ 17.58        $  13.12       $  10.99      $  8.42      $  17.79
                                       --------     --------        --------       --------     --------      --------
Net investment income                      0.05         0.05            0.00           0.03         0.03          0.09(i)
Net realized and unrealized
 gain (loss) on investments               (1.86)       (0.44)           5.26           3.30         2.94          1.87
                                       --------     --------        --------       --------     --------      --------
Total from investment operations          (1.81)       (0.39)           5.26           3.33         2.97          1.96
                                       --------     --------        --------       --------     --------      --------
Dividends from net investment income      (0.05)       (0.01)          (0.03)         (0.04)       (0.04)        (0.33)
Distributions from net realized gains     (0.83)       (3.92)          (0.77)         (1.16)       (0.36)       (11.00)
                                       --------     --------        --------       --------     --------      --------
Total Distributions                       (0.88)       (3.93)          (0.80)         (1.20)       (0.40)       (11.33)
                                       --------     --------        --------       --------     --------      --------

Net asset value, end of year            $ 10.57      $ 13.26        $  17.58       $  13.12     $  10.99      $  8.42
                                       ========     ========        ========       ========     ========      ========
Total Return                            (14.32%)      (1.27%)         42.45%         32.39%       36.29%        19.68%
                                       ========     ========        ========       ========     ========      ========
Ratios and Supplemental Data:
 Net assets, end of year
   (000's omitted                      $144,006     $150,783        $ 91,250       $ 77,926     $ 47,399      $ 20,910
                                       ========     ========        ========       ========     ========      ========
 Ratio of expenses to average
   net assets                             0.72%        0.70%           0.70%          0.70%        0.74%         0.81%
                                       ========     ========        ========       ========     ========      ========
 Decrease reflected in above expense
  ratios due to expense reimbursements       --           --              --             --           --            --
                                       ========     ========        ========       ========     ========      ========
 Ratio of net investment income to
  average net assets                      0.52%        0.43%           0.03%          0.31%        0.56%         0.94%
                                       ========     ========        ========       ========     ========      ========

 Portfolio Turnover Rate                110.04%      142.43%         193.23%        131.67%      150.09%       121.60%
                                       ========     ========        ========       ========     ========      ========

                                                               Year Ended December 31,
----------------------------------------------------------------------------------------------------
                                               1995            1994           1993          1992
                                               ----            ----           ----          ----

Net asset value, beginning of year           $  13.30        $  15.31       $  13.93      $  13.08
                                             --------        --------       --------      --------
Net investment income                            0.11(i)         0.17           0.07          0.08
Net realized and unrealized gain (loss)
 on investments                                  4.54           (1.47)          1.37          1.02
                                             --------        --------       --------      --------
Total from investment operations                 4.65           (1.30)          1.44          1.10
                                             --------        --------       --------      --------
Dividends from net investment income            (0.16)          (0.15)         (0.06)        (0.12)
Distributions from net realized gains              --           (0.56)            --         (0.13)
                                             --------        --------       --------      --------
Total Distributions                             (0.16)          (0.71)         (0.06)        (0.25)
                                             --------        --------       --------      --------
Net asset value, end of year                 $  17.79        $  13.30       $  15.31      $  13.93
                                             ========        ========       ========      ========
Total Return                                   35.13%          (8.28%)        10.34%         8.64%
                                             ========        ========       ========      ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)     $  8,639        $ 29,135       $ 31,895      $  8,671
                                             ========        ========       ========      ========
 Ratio of expenses to average net assets        0.75%           0.75%          0.97%         1.25%
                                             ========        ========       ========      ========

 Decrease reflected in above expense
  ratios due to expense reimbursements             --              --             --         0.01%
                                             ========        ========       ========      ========
 Ratio of net investment income to
  average net assets                            0.61%           1.22%          1.51%         1.62%
                                             ========        ========       ========      ========
 Portfolio Turnover Rate                      164.05%         177.97%        105.80%       100.62%
                                             ========        ========       ========      ========

  (i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                               From
                                                                                                         January 25, 1995
                                                                                                           (commencement
                                                                                                         of operations) to
                                                           Year Ended December 31,                          December 31,
---------------------------------------------------------------------------------------------------------------------------
                                        2001         2000          1999       1998         1997       1996       1995(i)
                                        ----         ----          ----       ----         ----       ----       ------
Net asset value, beginning of period $   38.80     $   57.97    $   34.90   $   23.17    $   19.36  $   17.43    $  10.00
                                     ---------     ---------    ---------   ---------    ---------  ---------    --------
Net investment income (loss)              0.00(ii)     (0.02)(ii)   (0.09)      (0.05)       (0.03)     (0.03)(ii)  (0.03)
Net realized and unrealized gain
  on investments                         (6.06)       (13.77)       25.93       12.99         3.84       2.14        7.46
                                     ---------     ---------    ---------   ---------    ---------  ---------    --------
Total from investment operations         (6.06)       (13.79)       25.84       12.94         3.81       2.11        7.43
Distributions from net realized gains    (1.19)        (5.38)       (2.77)      (1.21)          --      (0.18)         --
                                     ---------     ---------    ---------   ---------    ---------  ---------    --------
Net asset value, end of period       $   31.55     $   38.80    $   57.97   $   34.90    $   23.17  $   19.36    $  17.43
                                     =========     =========    =========   =========    =========  =========    ========
Total Return                           (15.93%)      (24.83%)      78.06%      57.83%       19.68%     12.04%      74.30%
                                     =========     =========    =========   =========    =========  =========    ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                    $ 443,209     $ 476,517    $ 362,500   $ 101,710    $  53,488  $  34,925    $  5,497
                                     =========     =========    =========   =========    =========  =========    ========
 Ratio of expenses
  to average net assets                  0.92%         0.90%        0.93%       0.96%        1.00%      1.09%       1.56%(iii)
                                     =========     =========    =========   =========    =========  =========    ========
 Ratio of net investment income
  (loss) to average net assets           0.00%        (0.03%)      (0.49%)     (0.27%)      (0.17%)    (0.15%)     (0.71%)
                                     =========     =========    =========   =========    =========  =========    ========
 Portfolio Turnover Rate               103.03%       132.28%      155.74%     143.59%      164.27%    102.10%     178.23%
                                     =========     =========    =========   =========    =========  =========    ========

  (i) Ratios  have  been  annualized;  total return  has  not  been  annualized.
 (ii) Amount was computed based on average shares outstanding during the year.
(iii) Amount has been reduced by 2.36% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & Company, Incorporated















THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES


A POOLED  FUNDING  VEHICLE  FOR:

o VARIABLE ANNUITY CONTRACTS

o VARIABLE LIFE INSURANCE POLICIES

o QUALIFIED PENSION PLANS

o QUALIFIED RETIREMENT PLANS


                                    PROSPECTUS

                                   MAY 1, 2002


                 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                        ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                               ALGER AMERICAN GROWTH PORTFOLIO
                     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                      ALGER AMERICAN INCOME & GROWTH PORTFOLIO


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT agency.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS S SHARES


                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                                 ALGER AMERICAN GROWTH PORTFOLIO
                                       ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                                        ALGER AMERICAN INCOME & GROWTH PORTFOLIO

                                                                      PROSPECTUS

                                                                     MAY 1, 2002

2 ........... Risk/Return Summary: Investments, Risks & Performance

   2 ...Investments

        Alger American Small
          Capitalization Portfolio ............  2
        Alger American MidCap
          Growth Portfolio ....................  2
        Alger American Growth Portfolio .......  2
        Alger American Leveraged
           AllCap Portfolio ...................  2
        Alger American Income &
           Growth Portfolio ...................  3

   3 ...Principal Risks

        Alger American Small
           Capitalization Portfolio ...........  3
        Alger American MidCap
           Growth Portfolio ...................  3
        Alger American Growth Portfolio .......  3
        Alger American Leveraged
           AllCap Portfolio ...................  3
        Alger American Income &
           Growth Portfolio ...................  3

   3 ...Performance

        Alger American Small
           Capitalization Portfolio ...........  4
        Alger American MidCap
           Growth Portfolio ...................  4
        Alger American Growth Portfolio .......  4
        Alger American Leveraged
           AllCap Portfolio ...................  5
        Alger American Income &
           Growth Portfolio ...................  5

5 ......Fees and Expenses
6 ......Management & Organization
7 ......Shareholder Information

        Distributor ...........................  7
        Transfer Agent ........................  7
        Classes of Fund Shares ................  7
        Purchasing and Redeeming
           Fund Shares ........................  7

8 ......Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS &
PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios (other than the fixed-income portion of the Balanced Portfolio) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o    High Unit Volume Growth

     Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o    Positive Life Cycle Change

     Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN INCOME & GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

[Graphic Omitted]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in medium-sized companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO

Additional risks of investing in the portfolio are:

o the possiblity of greater risk by investing in small- and medium-sized companies (in addition to large, more-established companies) owing to such factors as inexperienced management and limited financial resources

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

RISKS APPLICABLE TO ALGER AMERICAN
INCOME & GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons


[Graphic Omitted]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar charts and tables is for each portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece.]

  3.55   13.38  -4.38   44.31  4.18  11.39  15.53  43.42  -27.20  -29.51
--------------------------------------------------------------------------------
   92     93      94     95     96     97     98     99      00      01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001

Class O                                             Since
                                                  Inception
                   1 Year   5 Years   10 Years    (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization   -29.51%   -1.08%     4.79%      11.70%
Russell 2000
  Growth Index      -9.23%    2.87%     7.19%       8.64%

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece.]

  -1.54    44.45     11.90     15.01     30.30     31.85      9.18     -6.52
--------------------------------------------------------------------------------
   94        95        96        97        98        99        00        01


Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O
                                                  Since
                                                Inception
                            1 Year   5 Years    (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth      -6.52%   15.06%      18.79%
S&P MidCap 400 Index        -0.60%   16.12%      15.88%


ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece.]

12.38   22.47   1.45   36.37    13.35  25.75   48.07   33.74  -14.77  -11.81
--------------------------------------------------------------------------------
  92     93      94      95      96      97      98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                     Since
                                                   Inception
                   1 Year   5 Years    10 Years    (1/9/89)
--------------------------------------------------------------------------------
American Growth    -11.81%   13.36%      14.98%      16.58%
S&P 500 Index      -11.88%   10.70%      12.94%      14.07%

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece.]

  12.04       19.68     57.83      78.06    -24.83   -15.93
--------------------------------------------------------------------------------
    96          97        98        99        00        01

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2001

Class O
                                           Since
                                         Inception
                   1 Year     5 Years    (1/25/95)
--------------------------------------------------------------------------------
American Leveraged
  AllCap           -15.93%     16.28%      22.77%
S&P 500 Index      -11.88%     10.70%      15.75%


ALGER AMERICAN INCOME & GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece.]

 8.64   10.34    -8.28   35.13   19.68   36.29    32.39   42.45   -1.27  -14.32
--------------------------------------------------------------------------------
  92      93       94      95      96      97       98      99      00      01

Best Quarter:       35.96%    Q4      1999
Worst Quarter:     -15.00%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                        Since
                                                      Inception
                      1 Year    5 Years    10 Years   (11/15/88)
--------------------------------------------------------------------------------
American
  Income & Growth     -14.32%    16.80%     14.48%      13.36%
S&P 500 Index         -11.88%    10.70%     12.94%      14.13%

[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolios.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                  (expenses that are deduced from Fund assets)
                                                  --------------------------------------------
                             SHAREHOLDER FEES                                        TOTAL ANNUAL
                               (fees paid)                  Distribution                 FUND
                              directly from     Management    (12b-1)      Other      OPERATING
                             your investment)      Fees         Fees      Expenses     EXPENSES
----------------------------------------------------------------------------------------------------

ALGER AMERICAN SMALL             None               .85%        25%         .07%          1.17%
CAPITALIZATION
PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None               .80%        25%         .08%          1.13%
MIDCAP GROWTH
PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None               .75%        25%         .06%          1.06%
GROWTH
PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None               .85%        25%         .07%          1.17%
LEVERAGED ALLCAP
PORTFOLIO
----------------------------------------------------------------------------------------------------
ALGER AMERICAN                   None              .625%        25%        .095%           .97%
INCOME & GROWTH
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
ALGER AMERICAN SMALL                  $  119      $  372      $  644      $1,420
CAPITALIZATION
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $  115      $  359      $  622      $1,375
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $  108      $  337      $  585      $1,294
GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $  119      $  372      $  644      $1,420
LEVERAGED ALLCAP
PORTFOLIO
--------------------------------------------------------------------------------

ALGER AMERICAN                        $   99      $  309      $  536      $1,190
INCOME & GROWTH
PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth Portfolio--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth and Income and Growth Portfolios and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Leveraged AllCap Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

NAV (NET ASSET VALUE) IS COMPUTED BY ADDING TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES.

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                         From
                                                                                                                      May 3, 1993
                                                                                                                     (commencement
                                                                                                                   of operations) to
                                                         Year Ended December 31,                                      December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                     2001       2000       1999       1998       1997      1996      1995      1994       1993(i)
                                    -----      -----      -----      -----      -----     -----     -----     -----    -------
Net asset value,
  beginning of period              $30.62     $32.23     $28.87     $24.18     $21.35    $19.44    $13.46    $13.72     $10.00
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Net investment income (loss)        (0.09)(ii) (0.03)(ii) (0.05)      0.00(ii)  (0.04)     0.03     (0.03)     0.00(ii)  (0.02)
Net realized and unrealized
 gain (loss) on investments         (1.23)      2.79       8.00       6.95       3.20      2.29      6.01     (0.21)      3.88
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Total from investment
  operations                        (1.32)      2.76       7.95       6.95       3.16      2.32      5.98     (0.21)      3.86
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Dividends from net
  investment income                    --         --         --         --      (0.01)       --        --        --         --
Distributions from net
  realized gains                   (11.63)     (4.37)     (4.59)     (2.26)     (0.32)    (0.41)       --     (0.05)     (0.14)
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Total distributions                (11.63)     (4.37)     (4.59)     (2.26)     (0.33)    (0.41)       --     (0.05)     (0.14)
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Net asset value, end of period     $17.67     $30.62     $32.23     $28.87     $24.18    $21.35    $19.44    $13.46     $13.72
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
Total Return                        (6.52%)     9.18%     31.85%     30.30%     15.01%    11.90%    44.45%    (1.54%)    38.67%
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                $355,015   $332,734   $931,397   $689,571   $444,967  $394,847  $185,349   $62,178    $21,301
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Ratio of expenses to average
  net assets                         0.88%      0.84%      0.85%      0.84%      0.84%     0.84%     0.90%     0.97%      1.50%(iii)
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Ratio of net investment
  income (loss) to average
  net assets                        (0.45%)    (0.09%)    (0.21%)     0.00%     (0.15%)    0.08%    (0.25%)    0.03%     (0.58%)
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Portfolio Turnover Rate           130.11%    130.85%    162.30%    152.21%    151.98%    90.97%   104.74%    83.96%     67.22%
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======

  (i) Ratios  have  been  annualized;  total return  has  not  been  annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

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                                                                               9

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997          1996
                                                     -----         -----         -----         -----         -----         -----
Net asset value, beginning of year              $    23.49    $    55.15    $    43.97    $    43.75    $    40.91    $    39.41
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net investment income (loss)                         (0.03)         0.01(i)      (0.12)(i)     (0.02)        (0.05)(i)     (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                                      (6.90)       (12.80)        16.98          6.30          4.45          1.70
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (6.93)       (12.79)        16.86          6.28          4.40          1.66
                                                ----------    ----------    ----------    ----------    ----------    ----------
Dividends from net investment income                 (0.01)         --            --            --            --            --
Distributions from net realized gains                 --          (18.87)        (5.68)        (6.06)        (1.56)        (0.16)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total distributions                                  (0.01)       (18.87)        (5.68)        (6.06)        (1.56)        (0.16)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                    $    16.55    $    23.49    $    55.15    $    43.97    $    43.75    $    40.91
                                                ==========    ==========    ==========    ==========    ==========    ==========
Total Return                                        (29.51%)      (27.20%)       43.42%        15.53%        11.39%         4.18%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $  517,364    $  700,370    $  674,864    $1,216,584    $  997,586    $1,469,518
                                                ----------    ----------    ----------    ----------    ----------    ----------

Ratio of expenses to average net assets               0.92%         0.90%         0.90%         0.89%         0.89%         0.88%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net investment income (loss)
 to average net assets                               (0.27%)        0.03%        (0.28%)       (0.20%)       (0.12%)       (0.09%)
                                                ==========    ==========    ==========    ==========    ==========    ==========

Portfolio Turnover Rate                             181.80%       217.69%       182.25%       142.90%       104.43%       110.04%
                                                ==========    ==========    ==========    ==========    ==========    ==========


                                                                                        Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                       1995             1994              1993              1992
                                                                      -----            -----             -----             -----
Net asset value, beginning of year                                 $  27.31          $  30.88          $  27.26          $  26.79
                                                                   --------          --------          --------          --------
Net investment income (loss)                                          (0.09)            (0.03)(i)         (0.05)            (0.06)
Net realized and unrealized gain (loss)
 on investments                                                       12.19             (1.45)             3.67              0.91
                                                                   --------          --------          --------          --------
Total from investment operations                                      12.10             (1.48)             3.62              0.85
                                                                   --------          --------          --------          --------
Dividends from net investment income                                   --                --                --                --
Distributions from net realized gains                                  --               (2.09)             --               (0.38)
                                                                   --------          --------          --------          --------
Total distributions                                                    --               (2.09)             --               (0.38)
                                                                   --------          --------          --------          --------
Net asset value, end of year                                       $  39.41          $  27.31          $  30.88          $  27.26
                                                                   ========          ========          ========          ========
Total Return                                                          44.31%            (4.38%)           13.28%             3.55%
                                                                   ========          ========          ========          ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)                           $984,212          $397,037          $238,850          $135,718
                                                                   ========          ========          ========          ========

Ratio of expenses to average net assets                                0.92%             0.96%             1.03%             0.98%
                                                                   ========          ========          ========          ========
Ratio of net investment income (loss)
 to average net assets                                                (0.48%)           (0.10%)           (0.35%)           (0.37%)
                                                                   ========          ========          ========          ========
Portfolio Turnover Rate                                               80.66%           117.61%           148.07%           108.06%
                                                                   ========          ========          ========          ========

(i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000           1999         1998          1997         1996
                                                      -----         -----          -----        -----         -----         -----
Net asset value, beginning of year               $    47.27    $    64.38    $    53.22    $    42.76    $    34.33    $    31.16
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net investment income (loss)                           0.01          0.10         (0.03)         0.09          0.13          0.12
Net realized and unrealized gain (loss)
 on investments                                       (4.88)        (8.75)        16.66         18.32          8.66          4.00
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Total from investment operations                      (4.87)        (8.65)        16.63         18.41          8.79          4.12
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Dividends from net investment income                  (0.10)         --           (0.08)        (0.13)        (0.13)        (0.02)
Distributions from net realized gains                 (5.53)        (8.46)        (5.39)        (7.82)        (0.23)        (0.93)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Total Distributions                                   (5.63)        (8.46)        (5.47)        (7.95)        (0.36)        (0.95)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net asset value, end of year                     $    36.77    $    47.27    $    64.38    $    53.22    $    42.76    $    34.33
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Total Return                                         (11.81%)      (14.77%)       33.74%        48.07%        25.75%        13.35%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)         $1,540,327    $1,809,937    $3,387,526    $1,905,719    $1,072,529    $  991,028
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets                0.81%         0.79%         0.79%         0.79%         0.79%         0.79%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net investment income (loss)
 to average net assets                                 0.03%         0.12%        (0.03%)        0.25%         0.27%         0.50%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Portfolio Turnover Rate                               87.79%       108.27%       135.13%       127.38%       129.50%        82.86%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

                                                                                        Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1995              1994              1993              1992
                                                                   --------          --------          --------          --------
Net asset value, beginning of year                                 $  23.13          $  24.67          $  20.17          $  18.00
                                                                   --------          --------          --------          --------

Net investment income (loss)                                           0.02              0.07              0.03              0.03
Net realized and unrealized gain (loss)
 on investments                                                        8.33              0.15              4.50              2.19
                                                                   --------          --------          --------          --------

Total from investment operations                                       8.35              0.22              4.53              2.22
                                                                   --------          --------          --------          --------

Dividends from net investment income                                  (0.07)            (0.03)            (0.03)            (0.03)
Distributions from net realized gains                                 (0.25)            (1.73)             --               (0.02)
                                                                   --------          --------          --------          --------

Total Distributions                                                   (0.32)            (1.76)            (0.03)            (0.05)
                                                                   --------          --------          --------          --------

Net asset value, end of year                                       $  31.16          $  23.13          $  24.67          $  20.17
                                                                   ========          ========          ========          ========

Total Return                                                          36.37%             1.45%            22.47%            12.38%
                                                                   ========          ========          ========          ========
Ratios and Supplemental Data:

 Net assets, end of year (000's omitted)                           $502,974          $150,390          $ 74,878          $ 30,316
                                                                   ========          ========          ========          ========

 Ratio of expenses to average net assets                               0.85%             0.86%             0.97%             0.99%
                                                                   ========          ========          ========          ========

 Ratio of net investment income (loss)
  to average net assets                                                0.18%             0.48%             0.25%             0.33%
                                                                   ========          ========          ========          ========

 Portfolio Turnover Rate                                             118.33%           111.76%           112.64%            63.91%
                                                                   ========          ========          ========          ========

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                      YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997          1996
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year              $    13.26    $    17.58    $    13.12    $    10.99    $     8.42    $    17.79
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net investment income                                 0.05          0.05          0.00          0.03          0.03          0.09(i)
Net realized and unrealized gain (loss)
 on investments                                      (1.86)        (0.44)         5.26          3.30          2.94          1.87
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (1.81)        (0.39)         5.26          3.33          2.97          1.96
                                                ----------    ----------    ----------    ----------    ----------    ----------
Dividends from net investment income                 (0.05)        (0.01)        (0.03)        (0.04)        (0.04)        (0.33)
Distributions from net realized gains                (0.83)        (3.92)        (0.77)        (1.16)        (0.36)       (11.00)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total Distributions                                  (0.88)        (3.93)        (0.80)        (1.20)        (0.40)       (11.33)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                    $    10.57    $    13.26    $    17.58    $    13.12    $    10.99    $     8.42
                                                ==========    ==========    ==========    ==========    ==========    ==========
Total Return                                        (14.32%)       (1.27%)       42.45%        32.39%        36.29%        19.68%
                                                ==========    ==========    ==========    ==========    ==========    ==========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $  144,006    $  150,783    $   91,250    $   77,926    $   47,399    $   20,910
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Ratio of expenses to average net assets              0.72%         0.70%         0.70%         0.70%         0.74%         0.81%
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Decrease reflected in above expense
  ratios due to expense reimbursements                --            --            --            --            --            --
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Ratio of net investment income to
  average net assets                                  0.52%         0.43%         0.03%         0.31%         0.56%         0.94%
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Portfolio Turnover Rate                            110.04%       142.43%       193.23%       131.67%       150.09%       121.60%
                                                ==========    ==========    ==========    ==========    ==========    ==========

                                                                                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1995              1994              1993              1992
                                                                    --------          --------          --------          --------
Net asset value, beginning of year                                  $  13.30          $  15.31          $  13.93          $  13.08
                                                                    --------          --------          --------          --------
Net investment income                                                   0.11(i)           0.17              0.07              0.08
Net realized and unrealized gain (loss)
 on investments                                                         4.54             (1.47)             1.37              1.02
                                                                    --------          --------          --------          --------
Total from investment operations                                        4.65             (1.30)             1.44              1.10
                                                                    --------          --------          --------          --------
Dividends from net investment income                                   (0.16)            (0.15)            (0.06)            (0.12)
Distributions from net realized gains                                   --               (0.56)             --               (0.13)
                                                                    --------          --------          --------          --------
Total Distributions                                                    (0.16)            (0.71)            (0.06)            (0.25)
                                                                    --------          --------          --------          --------
Net asset value, end of year                                        $  17.79          $  13.30          $  15.31          $  13.93
                                                                    ========          ========          ========          ========
Total Return                                                           35.13%            (8.28%)           10.34%             8.64%
                                                                    ========          ========          ========          ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)                            $  8,639          $ 29,135          $ 31,895          $  8,671
                                                                    ========          ========          ========          ========
 Ratio of expenses to average net assets                                0.75%             0.75%             0.97%             1.25%
                                                                    ========          ========          ========          ========
 Decrease reflected in above expense
  ratios due to expense reimbursements                                  --                --                --                0.01%
                                                                    ========          ========          ========          ========
 Ratio of net investment income to
  average net assets                                                    0.61%             1.22%             1.51%             1.62%
                                                                    ========          ========          ========          ========
 Portfolio Turnover Rate                                              164.05%           177.97%           105.80%           100.62%
                                                                    ========          ========          ========          ========

(i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                         From
                                                                                                                    January 25, 1995
                                                                                                                     (commencement
                                                                                                                   of operations) to
                                                         Year Ended December 31,                                      December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                             2001         2000         1999         1998         1997         1996         1995(i)
                                         --------     --------     --------     --------     --------     --------     --------
Net asset value, beginning of period     $  38.80     $  57.97     $  34.90     $  23.17     $  19.36    $  17.43     $  10.00
                                         --------     --------     --------     --------     --------    --------     --------
Net investment income (loss)                 0.00(ii)    (0.02)(ii)   (0.09)       (0.05)       (0.03)      (0.03)(ii)   (0.03)
Net realized and unrealized gain
  on investments                            (6.06)      (13.77)       25.93        12.99         3.84        2.14         7.46
                                         --------     --------     --------     --------     --------    --------     --------
Total from investment operations            (6.06)      (13.79)       25.84        12.94         3.81        2.11         7.43
Distributions from net realized gains       (1.19)       (5.38)       (2.77)       (1.21)        --         (0.18)        --
                                         --------     --------     --------     --------     --------    --------     --------
Net asset value, end of period           $  31.55     $  38.80     $  57.97     $  34.90     $  23.17    $  19.36     $  17.43
                                         ========     ========     ========     ========     ========    ========     ========
Total Return                               (15.93%)     (24.83%)      78.06%       57.83%       19.68%      12.04%       74.30%
                                         ========     ========     ========     ========     ========    ========     ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                        $443,209     $476,517     $362,500     $101,710     $ 53,488    $ 34,925     $  5,497
                                         ========     ========     ========     ========     ========    ========     ========
Ratio of expenses
 to average net assets                       0.92%        0.90%        0.93%        0.96%        1.00%       1.09%        1.56%(iii)
                                         ========     ========     ========     ========     ========    ========     ========
Ratio of net investment income (loss)
 to average net assets                       0.00%       (0.03%)      (0.49%)      (0.27%)      (0.17%)     (0.15%)      (0.71%)
                                         ========     ========     ========     ========     ========    ========     ========
Portfolio Turnover Rate                    103.03%      132.28%      155.74%      143.59%      164.27%     102.10%      178.23%
                                         ========     ========     ========     ========     ========    ========     ========


  (i) Ratios have been  annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the year.
(iii) Amount has been reduced by 2.36% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED


THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES


               A POOLED  FUNDING  VEHICLE  FOR:
               o VARIABLE ANNUITY CONTRACTS
               o VARIABLE LIFE INSURANCE POLICIES
               o QUALIFIED PENSION PLANS
               o QUALIFIED RETIREMENT PLANS


                                                    PROSPECTUS

                                                   MAY 1, 2002


                 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                        ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                               ALGER AMERICAN GROWTH PORTFOLIO
                     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND

                                                                  CLASS O SHARES

                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                                 ALGER AMERICAN GROWTH PORTFOLIO
                                       ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ..........  Risk/Return Summary: Investments,
              Risks & Performance

      2 ....  Investments

              Alger American Small
                Capitalization Portfolio ......... 2
              Alger American MidCap
                Growth Portfolio ................. 2
              Alger American Growth Portfolio .... 2
              Alger American Leveraged
                AllCap Portfolio ................. 2

      3 ....  Principal Risks

              Alger American Small
                Capitalization Portfolio ......... 3
              Alger American MidCap
                Growth Portfolio ................. 3
              Alger American Growth Portfolio .... 3
              Alger American Leveraged
                AllCap Portfolio ................. 3

      3 ....  Performance

              Alger American Small
                Capitalization Portfolio ......... 4
              Alger American MidCap
                Growth Portfolio ................. 4
              Alger American Growth Portfolio .... 4
              Alger American Leveraged
                AllCap Portfolio ................. 4

5 ..........  Fees and Expenses
6 ..........  Management and Organization
6 ..........  Shareholder Information

              Distributor ........................ 6
              Transfer Agent ..................... 6
              Classes of Fund Shares ............. 7
              Purchasing and Redeeming
                Fund Shares ...................... 7

8 ..........  Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

[GRAPHIC OMITTED]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO

Additional risks of investing in the portfolio are:

o the possibility of greater risk by investing in small- and medium-sized companies (in addition to large, more-established companies) owing to such factors as inexperienced management and limited financial resources

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

  3.55   13.28   -4.38   44.31   4.18   11.39   15.53   43.42   -27.20   -29.51
--------------------------------------------------------------------------------
   92      93      94      95     96      97      98      99       00       01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001

Class O                                          Since
                                               Inception
                   1 Year   5 Years  10 Years  (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization   -29.51%   -1.08%    4.79%     11.70%
Russell 2000
  Growth Index     -9.23%     2.87%    7.19%      8.64%
--------------------------------------------------------------------------------


ALGER AMERICAN GROWTH PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

  12.38   22.47   1.45   36.37   13.35   25.75   48.07   33.74   -14.77   -11.81
--------------------------------------------------------------------------------
    92      93     94      95      96      97      98      99       00       01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                 Since
                                               Inception
                   1 Year   5 Years  10 Years  (1/9/89)
--------------------------------------------------------------------------------
American Growth    -11.81%  13.36%    14.98%     16.58%
S&P 500 Index      -11.88%  10.70%    12.94%     14.07%
--------------------------------------------------------------------------------


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

           -1.54   44.45   11.90   15.01   30.30   31.85   9.18   -6.52
         --------------------------------------------------------------
             94      95      96      97      98      99     00      01


Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O
                                                 Since
                                               Inception
                            1 Year   5 Years   (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth      -6.52%    15.06%    18.79%
S&P MidCap 400 Index        -0.60%    16.12%    15.88%
--------------------------------------------------------------------------------

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

[The following table represents a bar chart in the printed piece.]

12.04    19.68    57.83    78.06    -24.83    -15.93

  96       97       98       99        00        01

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2001
Class O
                                         Since
                                       Inception
                   1 Year   5 Years    (1/25/95)
--------------------------------------------------------------------------------
American Leveraged
  AllCap           -15.93%   16.28%      22.77%
S&P 500 Index      -11.88%   10.70%      15.75%
--------------------------------------------------------------------------------

The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios.

------------------------------------------------------------------------------------------------------------
                                                                ANNUAL FUND OPERATING
                                                                EXPENSES
                                                                (expenses that are deducted
                                                                from Fund assets)
                                               ------------------------------------------------------------
                          SHAREHOLDER FEES                                                    TOTAL ANNUAL
                          (fees paid                                                          FUND
                          directly from         Management     Distribution     Other         OPERATING
                          your investment)      Fees           (12b-1) Fees     Expenses      EXPENSES
ALGER AMERICAN SMALL           None             .85%           None             .07%         .92%
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN                 None             .80%           None             .08%         .88%
MIDCAP GROWTH
PORTFOLIO

ALGER AMERICAN                 None             .75%           None             .06%         .81%
GROWTH
PORTFOLIO

ALGER AMERICAN                 None             .85%           None             .07%         .92%
LEVERAGED ALLCAP
PORTFOLIO
------------------------------------------------------------------------------------------------------------

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                           1 Year  3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN SMALL        $94     $293       $509      $1,131
  CAPITALIZATION
  PORTFOLIO

  ALGER AMERICAN              $90     $281       $488      $1,084
  MIDCAP GROWTH
  PORTFOLIO

  ALGER AMERICAN              $83     $259       $450      $1,002
  GROWTH
  PORTFOLIO

  ALGER AMERICAN              $94     $293       $509      $1,131
  LEVERAGED ALLCAP
  PORTFOLIO
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth Portfolio--.75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Leveraged AllCap Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each partici pant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (net asset value) is computed by adding
                               together the value of the portfolio's investments
                         plus cash and other assets, subtracting its liabilities
                                   and then dividing the result by the number of
                                                         its outstanding shares.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                         From
                                                                                                                      May 3, 1993
                                                                                                                     (commencement
                                                                                                                   of operations) to
                                                         Year Ended December 31,                                      December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                     2001       2000       1999       1998       1997      1996      1995      1994       1993(i)
                                    -----      -----      -----      -----      -----     -----     -----     -----    -------
Net asset value,
  beginning of period              $30.62     $32.23     $28.87     $24.18     $21.35    $19.44    $13.46    $13.72     $10.00
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Net investment income (loss)        (0.09)(i)  (0.03)(ii) (0.05)      0.00(ii)  (0.04)     0.03     (0.03)     0.00(ii)  (0.02)
Net realized and unrealized
 gain (loss) on investments         (1.23)      2.79       8.00       6.95       3.20      2.29      6.01     (0.21)      3.88
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Total from investment
  operations                        (1.32)      2.76       7.95       6.95       3.16      2.32      5.98     (0.21)      3.86
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Dividends from net
  investment income                    --         --         --         --      (0.01)       --        --        --         --
Distributions from net
  realized gains                   (11.63)     (4.37)     (4.59)     (2.26)     (0.32)    (0.41)       --     (0.05)     (0.14)
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Total distributions                (11.63)     (4.37)     (4.59)     (2.26)     (0.33)    (0.41)       --     (0.05)     (0.14)
                                 --------   --------   --------   --------   --------  --------  --------   -------    -------
Net asset value, end of period     $17.67     $30.62     $32.23     $28.87     $24.18    $21.35    $19.44    $13.46     $13.72
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
Total Return                        (6.52%)     9.18%     31.85%     30.30%     15.01%    11.90%    44.45%    (1.54%)    38.67%
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                $355,015   $332,734   $931,397   $689,571   $444,967  $394,847  $185,349   $62,178    $21,301
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Ratio of expenses to average
  net assets                         0.88%      0.84%      0.85%      0.84%      0.84%     0.84%     0.90%     0.97%      1.50%(iii)
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Ratio of net investment
  income (loss) to average
  net assets                        (0.45%)    (0.09%)    (0.21%)     0.00%     (0.15%)    0.08%    (0.25%)    0.03%     (0.58%)
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======
 Portfolio Turnover Rate           130.11%    130.85%    162.30%    152.21%    151.98%    90.97%   104.74%    83.96%     67.22%
                                 ========   ========   ========   ========   ========  ========  ========   =======    =======

  (i) Ratios  have  been  annualized;  total return  has  not  been  annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

                      [This page intentionally left blank]

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997          1996
                                                     -----         -----         -----         -----         -----         -----
Net asset value, beginning of year              $    23.49    $    55.15    $    43.97    $    43.75    $    40.91    $    39.41
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net investment income (loss)                         (0.03)         0.01(i)      (0.12)(i)     (0.02)        (0.05)(i)     (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                                      (6.90)       (12.80)        16.98          6.30          4.45          1.70
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (6.93)       (12.79)        16.86          6.28          4.40          1.66
                                                ----------    ----------    ----------    ----------    ----------    ----------
Dividends from net investment income                 (0.01)         --            --            --            --            --
Distributions from net realized gains                 --          (18.87)        (5.68)        (6.06)        (1.56)        (0.16)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total distributions                                  (0.01)       (18.87)        (5.68)        (6.06)        (1.56)        (0.16)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                    $    16.55    $    23.49    $    55.15    $    43.97    $    43.75    $    40.91
                                                ==========    ==========    ==========    ==========    ==========    ==========
Total Return                                        (29.51%)      (27.20%)       43.42%        15.53%        11.39%         4.18%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $  517,364    $  700,370    $  674,864    $1,216,584    $  997,586    $1,469,518
                                                ----------    ----------    ----------    ----------    ----------    ----------

Ratio of expenses to average net assets               0.92%         0.90%         0.90%         0.89%         0.89%         0.88%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net investment income (loss)
 to average net assets                               (0.27%)        0.03%        (0.28%)       (0.20%)       (0.12%)       (0.09%)
                                                ==========    ==========    ==========    ==========    ==========    ==========

Portfolio Turnover Rate                             181.80%       217.69%       182.25%       142.90%       104.43%       110.04%
                                                ==========    ==========    ==========    ==========    ==========    ==========


                                                                                        Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                       1995             1994              1993              1992
                                                                      -----            -----             -----             -----
Net asset value, beginning of year                                 $  27.31          $  30.88          $  27.26          $  26.79
                                                                   --------          --------          --------          --------
Net investment income (loss)                                          (0.09)            (0.03)(i)         (0.05)            (0.06)
Net realized and unrealized gain (loss)
 on investments                                                       12.19             (1.45)             3.67              0.91
                                                                   --------          --------          --------          --------
Total from investment operations                                      12.10             (1.48)             3.62              0.85
                                                                   --------          --------          --------          --------
Dividends from net investment income                                   --                --                --                --
Distributions from net realized gains                                  --               (2.09)             --               (0.38)
                                                                   --------          --------          --------          --------
Total distributions                                                    --               (2.09)             --               (0.38)
                                                                   --------          --------          --------          --------
Net asset value, end of year                                       $  39.41          $  27.31          $  30.88          $  27.26
                                                                   ========          ========          ========          ========
Total Return                                                          44.31%            (4.38%)           13.28%             3.55%
                                                                   ========          ========          ========          ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)                           $984,212          $397,037          $238,850          $135,718
                                                                   ========          ========          ========          ========

Ratio of expenses to average net assets                                0.92%             0.96%             1.03%             0.98%
                                                                   ========          ========          ========          ========
Ratio of net investment income (loss)
 to average net assets                                                (0.48%)           (0.10%)           (0.35%)           (0.37%)
                                                                   ========          ========          ========          ========
Portfolio Turnover Rate                                               80.66%           117.61%           148.07%           108.06%
                                                                   ========          ========          ========          ========

(i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000           1999         1998          1997         1996
                                                      -----         -----          -----        -----         -----         -----
Net asset value, beginning of year               $    47.27    $    64.38    $    53.22    $    42.76    $    34.33    $    31.16
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net investment income (loss)                           0.01          0.10         (0.03)         0.09          0.13          0.12
Net realized and unrealized gain (loss)
 on investments                                       (4.88)        (8.75)        16.66         18.32          8.66          4.00
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Total from investment operations                      (4.87)        (8.65)        16.63         18.41          8.79          4.12
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Dividends from net investment income                  (0.10)         --           (0.08)        (0.13)        (0.13)        (0.02)
Distributions from net realized gains                 (5.53)        (8.46)        (5.39)        (7.82)        (0.23)        (0.93)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Total Distributions                                   (5.63)        (8.46)        (5.47)        (7.95)        (0.36)        (0.95)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net asset value, end of year                     $    36.77    $    47.27    $    64.38    $    53.22    $    42.76    $    34.33
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Total Return                                         (11.81%)      (14.77%)       33.74%        48.07%        25.75%        13.35%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)         $1,540,327    $1,809,937    $3,387,526    $1,905,719    $1,072,529    $  991,028
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets                0.81%         0.79%         0.79%         0.79%         0.79%         0.79%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratio of net investment income (loss)
 to average net assets                                 0.03%         0.12%        (0.03%)        0.25%         0.27%         0.50%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Portfolio Turnover Rate                               87.79%       108.27%       135.13%       127.38%       129.50%        82.86%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

                                                                                        Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1995              1994              1993              1992
                                                                   --------          --------          --------          --------
Net asset value, beginning of year                                 $  23.13          $  24.67          $  20.17          $  18.00
                                                                   --------          --------          --------          --------

Net investment income (loss)                                           0.02              0.07              0.03              0.03
Net realized and unrealized gain (loss)
 on investments                                                        8.33              0.15              4.50              2.19
                                                                   --------          --------          --------          --------

Total from investment operations                                       8.35              0.22              4.53              2.22
                                                                   --------          --------          --------          --------

Dividends from net investment income                                  (0.07)            (0.03)            (0.03)            (0.03)
Distributions from net realized gains                                 (0.25)            (1.73)             --               (0.02)
                                                                   --------          --------          --------          --------

Total Distributions                                                   (0.32)            (1.76)            (0.03)            (0.05)
                                                                   --------          --------          --------          --------

Net asset value, end of year                                       $  31.16          $  23.13          $  24.67          $  20.17
                                                                   ========          ========          ========          ========

Total Return                                                          36.37%             1.45%            22.47%            12.38%
                                                                   ========          ========          ========          ========
Ratios and Supplemental Data:

 Net assets, end of year (000's omitted)                           $502,974          $150,390          $ 74,878          $ 30,316
                                                                   ========          ========          ========          ========

 Ratio of expenses to average net assets                               0.85%             0.86%             0.97%             0.99%
                                                                   ========          ========          ========          ========

 Ratio of net investment income (loss)
  to average net assets                                                0.18%             0.48%             0.25%             0.33%
                                                                   ========          ========          ========          ========

 Portfolio Turnover Rate                                             118.33%           111.76%           112.64%            63.91%
                                                                   ========          ========          ========          ========

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                         From
                                                                                                                    January 25, 1995
                                                                                                                     (commencement
                                                                                                                   of operations) to
                                                         Year Ended December 31,                                      December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                             2001         2000         1999         1998         1997         1996         1995(i)
                                         --------     --------     --------     --------     --------     --------     --------
Net asset value, beginning of period     $  38.80     $  57.97     $  34.90     $  23.17     $  19.36    $  17.43     $  10.00
                                         --------     --------     --------     --------     --------    --------     --------
Net investment income (loss)                 0.00(ii)    (0.02)(ii)   (0.09)       (0.05)       (0.03)      (0.03)(ii)   (0.03)
Net realized and unrealized gain
  on investments                            (6.06)      (13.77)       25.93        12.99         3.84        2.14         7.46
                                         --------     --------     --------     --------     --------    --------     --------
Total from investment operations            (6.06)      (13.79)       25.84        12.94         3.81        2.11         7.43
Distributions from net realized gains       (1.19)       (5.38)       (2.77)       (1.21)        --         (0.18)        --
                                         --------     --------     --------     --------     --------    --------     --------
Net asset value, end of period           $  31.55     $  38.80     $  57.97     $  34.90     $  23.17    $  19.36     $  17.43
                                         ========     ========     ========     ========     ========    ========     ========
Total Return                               (15.93%)     (24.83%)      78.06%       57.83%       19.68%      12.04%       74.30%
                                         ========     ========     ========     ========     ========    ========     ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                        $443,209     $476,517     $362,500     $101,710     $ 53,488    $ 34,925     $  5,497
                                         ========     ========     ========     ========     ========    ========     ========
Ratio of expenses
 to average net assets                       0.92%        0.90%        0.93%        0.96%        1.00%       1.09%        1.56%(iii)
                                         ========     ========     ========     ========     ========    ========     ========
Ratio of net investment income (loss)
 to average net assets                       0.00%       (0.03%)      (0.49%)      (0.27%)      (0.17%)     (0.15%)      (0.71%)
                                         ========     ========     ========     ========     ========    ========     ========
Portfolio Turnover Rate                    103.03%      132.28%      155.74%      143.59%      164.27%     102.10%      178.23%
                                         ========     ========     ========     ========     ========    ========     ========


  (i) Ratios have been  annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the year.
(iii) Amount has been reduced by 2.36% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND

                                 CLASS S SHARES

                                 A POOLED FUNDING VEHICLE FOR:
                                 o VARIABLE ANNUITY CONTRACTS
                                 o VARIABLE LIFE INSURANCE POLICIES
                                 o QUALIFIED PENSION PLANS
                                 o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002


                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                           ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                  ALGER AMERICAN GROWTH PORTFOLIO
                        ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO







AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



                                     [Logo]

                                                  TABLE OF CONTENTS
                                                  --------------------------------------------------
                                                  2 ............Risk/Return Summary: Investments,
                                                                Risks & Performance
                                    THE ALGER
                                AMERICAN FUND           2 ......Investments

                               CLASS S SHARES                   Alger American Small
                                                                Capitalization Portfolio ..........2
                                                                Alger American MidCap
                                                                Growth Portfolio ..................2
                                                                Alger American Growth Portfolio ...2
                                                                Alger American Leveraged
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO                   AllCap Portfolio ..................2
       ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
              ALGER AMERICAN GROWTH PORTFOLIO           3 ......Principal Risks
    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                                                                Alger American Small
                                                                Capitalization Portfolio ..........3
                                                                Alger American MidCap
                                                                Growth Portfolio ..................3
                                   PROSPECTUS                   Alger American Growth Portfolio ...3
                                                                Alger American Leveraged
                                  MAY 1, 2002                   AllCap Portfolio ..................3

                                                        3 ......Performance

                                                                Alger American Small
                                                                Capitalization Portfolio ..........4
                                                                Alger American MidCap
                                                                Growth Portfolio ..................4
                                                                Alger American Growth Portfolio ...4
                                                                Alger American Leveraged
                                                                AllCap Portfolio ..................5

                                                  5 ............Fees and Expenses
                                                  6 ............Management and Organization
                                                  6 ............Shareholder Information

                                                                Distributor .......................6
                                                                Transfer Agent ....................6
                                                                Classes of Fund Shares ............7
                                                                Purchasing and Redeeming
                                                                Fund Shares .......................7

                                                  8 ............Financial Highlights

                                                  Back Cover:   How to obtain more information

[Graphic Omitted]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

[] High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

[] Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

[Graphic Omitted]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO

Additional risks of investing in the portfolio are:

[] the possiblity of greater risk by investing in small- and medium-sized companies (in addition to large, more-established companies) owing to such factors as inexperienced management and limited financial resources

[] the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

[Graphic Omitted]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar charts and tables is for each portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

[] S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

[] Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

[] S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

  3.55    13.28    -4.38   44.31     4.18    11.39  15.53   43.42  -27.20 -29.51
--------------------------------------------------------------------------------
   92       93       94      95      96       97     98      99      00     01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001
Class O
                                                Since
                                              Inception
                   1 Year   5 Years 10 Years  (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization   -29.51%   -1.08%   4.79%    11.70%
Russell 2000
  Growth Index     -9.23%     2.87%   7.19%     8.64%


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

            -1.54   44.45  11.90  15.01   30.30  31.85  9.18   -6.52
            --------------------------------------------------------
               94     95     96     97      98     99    00     01

Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O
                                                Since
                                              Inception
                            1 Year   5 Years  (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth      -6.52%   15.06%    18.79%
S&P MidCap 400 Index        -0.60%   16.12%    15.88%


ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

12.38   22.47    1.45   36.37   13.35   25.75   48.07   33.74   -14.77  -11.81
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                               Since
                                             Inception
                   1 Year   5 Years 10 Years (1/9/89)
--------------------------------------------------------------------------------
American Growth   -11.81%   13.36%   14.98%   16.58%
S&P 500 Index     -11.88%   10.70%   12.94%   14.07%

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece]

    96       97       98       99       00        01
  ------   ------   ------   ------   ------    ------
  12.04    19.68     57.83    78.06   -24.83    -15.93

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2001
Class O
                                         Since
                                       Inception
                   1 Year   5 Years    (1/25/95)
-------------------------------------------------------------------------------

American Leveraged
  AllCap           -15.93%  16.28%      22.77%
S&P 500 Index      -11.88%  10.70%      15.75%


[Graphic Omitted]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolios.


                                                        ANNUAL FUND OPERATING EXPENSES
                                                  (expenses that are deduced from Fund assets)
                                                  -------------------------------------------
                             SHAREHOLDER FEES                                        TOTAL ANNUAL
                               (fees paid)                  Distribution                 FUND
                              directly from     Management    (12b-1)      Other      OPERATING
                             your investment)      Fees         Fees      Expenses     EXPENSES
==================================================================================================

ALGER AMERICAN SMALL              None              .85%        .25%        .07%         1.17%
CAPITALIZATION
PORTFOLIO
--------------------------------------------------------------------------------------------------
ALGER AMERICAN                    None              .80%        .25%        .08%         1.13%
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------------------------
ALGER AMERICAN                    None              .75%        .25%        .06%         1.06%
GROWTH
PORTFOLIO
--------------------------------------------------------------------------------------------------
ALGER AMERICAN                    None              .85%        .25%        .07%         1.17%
LEVERAGED ALLCAP
PORTFOLIO
--------------------------------------------------------------------------------------------------

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year   3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN SMALL      $119      $372        $644     $1,420
  CAPITALIZATION
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN             $115     $359        $622     $1,375
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN             $108     $337        $585     $1,294
  GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN             $119     $372        $644     $1,420
  LEVERAGED ALLCAP
  PORTFOLIO
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[Graphic Omitted]

MANAGEMENT AND ORGANIZATION

MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue

New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth Portfolio--.75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, manager of the Leveraged AllCap Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[Graphic Omitted]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT
Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual pay-ments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

----------------------------------------------------
         NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
   TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILI-
  TIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                             ITS OUTSTANDING SHARES.
----------------------------------------------------

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[Graphic Omitted]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                       From
                                                                                                                    May 3, 1993
                                                                                                                   (commencement
                                                                                                                 of operations) to
                                                                      Year Ended December 31,                       December 31,
---------------------------------------------------------------------------------------------------------------------------------
                               2001       2000        1999       1998        1997      1996       1995       1994      1993(i)
                               ----       ----        ----       ----        ----      ----       ----       ----      ------
Net asset value,
  beginning of period        $  30.62    $  32.23   $  28.87    $  24.18   $  21.35   $  19.44  $  13.46   $  13.72   $  10.00
                             --------    --------   --------    --------   --------   --------  --------   --------   --------
Net investment income (loss)    (0.09)(ii)  (0.03)(ii) (0.05)        0.00(ii) (0.04)      0.03     (0.03)      0.00(ii)  (0.02)
Net realized and unrealized
 gain (loss) on investments     (1.23)       2.79       8.00        6.95       3.20       2.29      6.01      (0.21)      3.88
                             --------    --------   --------    --------   --------   --------  --------   --------   --------
Total from investment
  operations                    (1.32)       2.76       7.95        6.95       3.16       2.32      5.98      (0.21)      3.86
                             --------    --------   --------    --------   --------   --------  --------   --------   --------
Dividends from net
  investment income                --          --         --          --      (0.01)        --        --         --         --
Distributions from net
  realized gains               (11.63)      (4.37)     (4.59)      (2.26)     (0.32)     (0.41)       --      (0.05)     (0.14)
                             --------    --------   --------    --------   --------   --------  --------   --------   --------
Total distributions            (11.63)      (4.37)     (4.59)      (2.26)     (0.33)     (0.41)       --      (0.05)     (0.14)
                             --------    --------   --------    --------   --------   --------  --------   --------   --------
Net asset value, end of
  period                     $  17.67    $  30.62   $  32.23    $  28.87   $  24.18   $  21.35  $  19.44   $  13.46   $  13.72
                             ========    ========   ========    ========   ========   ========  ========   ========   ========
Total Return                   (6.52%)      9.18%     31.85%      30.30%     15.01%     11.90%    44.45%     (1.54%)    38.67%
                             ========    ========   ========    ========   ========   ========  ========   ========   ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)            $355,015    $332,734   $931,397    $689,571   $444,967   $394,847  $185,349    $62,178    $21,301
                             ========    ========   ========    ========   ========   ========  ========   ========   ========
 Ratio of expenses to average
  net assets                    0.88%       0.84%      0.85%       0.84%      0.84%      0.84%     0.90%      0.97%       1.50%(iii)
                             ========    ========   ========    ========   ========   ========  ========   ========   ========
 Ratio of net investment
  income (loss) to average
  net assets                   (0.45%)     (0.09%)    (0.21%)      0.00%     (0.15%)     0.08%    (0.25%)     0.03%     (0.58%)
                             ========    ========   ========    ========   ========   ========  ========   ========   ========
 Portfolio Turnover Rate      130.11%     130.85%    162.30%     152.21%    151.98%     90.97%   104.74%     83.96%     67.22%
                             ========    ========   ========    ========   ========   ========  ========   ========   ========

  (i) Ratios have  been  annualized;  total  return  has  not  been  annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                                                       Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
                                            2001          2000          1999         1998         1997         1996
                                            ----          ----          ----         ----         ----         ----
Net asset value, beginning of year        $  23.49      $  55.15      $  43.97    $    43.75    $  40.91     $    39.41
                                          --------      --------      --------    ----------    --------     ----------
Net investment income (loss)                 (0.03)         0.01(i)    (0.12)(i)       (0.02)      (0.05)(i)      (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                              (6.90)       (12.80)        16.98          6.30        4.45           1.70
                                          --------      --------      --------    ----------    --------     ----------
Total from investment operations             (6.93)       (12.79)        16.86          6.28        4.40           1.66
                                          --------      --------      --------    ----------    --------     ----------
Dividends from net investment income         (0.01)           --            --            --          --             --
Distributions from net realized gains           --        (18.87)        (5.68)        (6.06)      (1.56)         (0.16)
                                          --------      --------      --------    ----------    --------     ----------
Total distributions                          (0.01)       (18.87)        (5.68)        (6.06)      (1.56)         (0.16)
                                          --------      --------      --------    ----------    --------     ----------
Net asset value, end of year              $  16.55      $  23.49      $  55.15    $    43.97    $  43.75        $ 40.91
                                          ========      ========      ========    ==========    ========     ==========
Total Return                               (29.51%)      (27.20%)       43.42%        15.53%      11.39%          4.18%
                                          ========      ========      ========    ==========    ========     ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)  $517,364      $700,370      $674,864    $1,216,584    $997,586     $1,469,518
                                          ========      ========      ========    ==========    ========     ==========

 Ratio of expenses to average net assets      0.92%         0.90%         0.90%         0.89%       0.89%          0.88%
                                          ========      ========      ========    ==========    ========     ==========

 Ratio of net investment income (loss)
  to average net assets                      (0.27%)        0.03%        (0.28%)       (0.20%)     (0.12%)        (0.09%)
                                          ========      ========      ========    ==========    ========     ==========

 Portfolio Turnover Rate                    181.80%       217.69%       182.25%       142.90%     104.43%        110.04%
                                          ========      ========      ========    ==========    ========     ==========

                                                                  Year Ended December 31,
--------------------------------------------------------------------------------------------------------
                                                   1995           1994             1993          1992
                                                   -----          -----            -----         -----
Net asset value, beginning of year              $  27.31        $  30.88         $  27.26       $  26.79
                                                --------        --------         --------       --------
Net investment income (loss)                       (0.09)          (0.03)(i)        (0.05)         (0.06)
Net realized and unrealized gain (loss)
 on investments                                    12.19           (1.45)            3.67           0.91
                                                --------        --------         --------       --------
Total from investment operations                   12.10           (1.48)            3.62           0.85
                                                --------        --------         --------       --------
Dividends from net investment income                  --              --               --             --
Distributions from net realized gains                 --           (2.09)              --          (0.38)
                                                --------        --------         --------       --------
Total distributions                                   --           (2.09)              --          (0.38)
                                                --------        --------         --------       --------
Net asset value, end of year                    $  39.41        $  27.31         $  30.88        $ 27.26
                                                ========        ========         ========       ========
Total Return                                      44.31%          (4.38%)          13.28%          3.55%
                                                ========        ========         ========       ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $984,212        $397,037         $238,850       $135,718
                                                ========        ========         ========       ========
 Ratio of expenses to average net assets           0.92%           0.96%            1.03%          0.98%
                                                ========        ========         ========       ========
 Ratio of net investment income (loss)
  to average net assets                           (0.48%)         (0.10%)          (0.35%)        (0.37%)
                                                ========        ========         ========       ========
 Portfolio Turnover Rate                          80.66%         117.61%          148.07%        108.06%
                                                ========        ========         ========       ========

  (i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
                                              2001           2000           1999          1998           1997        1996
                                              -----          -----          -----         -----          -----       -----
Net asset value, beginning of year        $    47.27    $    64.38     $    53.22     $    42.76    $    34.33    $  31.16
                                          ----------    ----------     ----------     ----------    ----------    --------

Net investment income (loss)                    0.01          0.10          (0.03)          0.09          0.13        0.12
Net realized and unrealized gain (loss)
 on investments                                (4.88)        (8.75)         16.66          18.32          8.66        4.00
                                          ----------    ----------     ----------     ----------    ----------    --------

Total from investment operations               (4.87)        (8.65)         16.63          18.41          8.79        4.12
                                          ----------    ----------     ----------     ----------    ----------    --------

Dividends from net investment income           (0.10)           --          (0.08)         (0.13)        (0.13)      (0.02)
Distributions from net realized gains          (5.53)        (8.46)         (5.39)         (7.82)        (0.23)      (0.93)
                                          ----------    ----------     ----------     ----------    ----------    --------

Total Distributions                            (5.63)        (8.46)         (5.47)         (7.95)        (0.36)      (0.95)
                                          ----------    ----------     ----------     ----------    ----------    --------

Net asset value, end of year                 $ 36.77    $    47.27     $    64.38     $    53.22       $ 42.76    $  34.33
                                          ==========    ==========     ==========     ==========    ==========    ========

Total Return                                 (11.81%)      (14.77%)        33.74%         48.07%        25.75%      13.35%
                                          ==========    ==========     ==========     ==========    ==========    ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)  $1,540,327    $1,809,937     $3,387,526     $1,905,719    $1,072,529    $991,028
                                          ==========    ==========     ==========     ==========    ==========    ========

 Ratio of expenses to average net asset  s     0.81%         0.79%          0.79%          0.79%         0.79%       0.79%
                                          ==========    ==========     ==========     ==========    ==========    ========

 Ratio of net investment income (loss)
  to average net assets                        0.03%         0.12%         (0.03%)         0.25%         0.27%       0.50%
                                          ==========    ==========     ==========     ==========    ==========    ========

 Portfolio Turnover Rate                      87.79%       108.27%        135.13%        127.38%       129.50%      82.86%
                                          ==========    ==========     ==========     ==========    ==========    ========

#

                                                                    Year Ended December 31,
---------------------------------------------------------------------------------------------------------
                                                     1995            1994            1993          1992
                                                     ----            ----            ----          ----
Net asset value, beginning of year                 $  23.13       $  24.67         $  20.17      $  18.00
                                                   --------       --------         --------      --------
Net investment income (loss)                           0.02           0.07             0.03          0.03
Net realized and unrealized gain (loss)
 on investments                                        8.33           0.15             4.50          2.19
                                                   --------       --------         --------      --------
Total from investment operations                       8.35           0.22             4.53          2.22
                                                   --------       --------         --------      --------
Dividends from net investment income                  (0.07)         (0.03)           (0.03)        (0.03)
Distributions from net realized gains                 (0.25)         (1.73)              --         (0.02)
                                                   --------       --------         --------      --------
Total Distributions                                   (0.32)         (1.76)           (0.03)        (0.05)
                                                   --------       --------         --------      --------
Net asset value, end of year                       $  31.16       $  23.13         $  24.67      $  20.17
                                                   ========       ========         ========      ========
Total Return                                         36.37%          1.45%           22.47%        12.38%
                                                   ========       ========         ========      ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)           $502,974       $150,390         $ 74,878      $ 30,316
                                                   ========       ========         ========      ========
 Ratio of expenses to average net assets              0.85%          0.86%            0.97%         0.99%
                                                   ========       ========         ========      ========
 Ratio of net investment income (loss)
  to average net assets                               0.18%          0.48%            0.25%         0.33%
                                                   ========       ========         ========      ========
 Portfolio Turnover Rate                            118.33%        111.76%          112.64%        63.91%
                                                   ========       ========         ========      ========

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                      From
                                                                                                                January 25, 1995
                                                                                                                  (commencement
                                                                                                                of operations) to
                                                           Year Ended December 31,                                December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                          2001        2000         1999         1998         1997        1996         1995(i)
                                          ----        ----         ----         ----         ----        ----         ------
Net asset value, beginning of period   $   38.80   $   57.97     $   34.90   $   23.17    $   19.36   $   17.43      $  10.00
                                       ---------   ---------     ---------   ---------    ---------   ---------      --------
Net investment income (loss)                0.00(ii)   (0.02)(ii)    (0.09)      (0.05)       (0.03)      (0.03)(ii)    (0.03)
Net realized and unrealized gain
  on investments                           (6.06)     (13.77)        25.93       12.99         3.84        2.14          7.46
                                       ---------   ---------     ---------   ---------    ---------   ---------      --------
Total from investment operations           (6.06)     (13.79)        25.84       12.94         3.81        2.11          7.43
Distributions from net realized gains      (1.19)      (5.38)        (2.77)      (1.21)          --       (0.18)           --
                                       ---------   ---------     ---------   ---------    ---------   ---------      --------
Net asset value, end of period         $   31.55     $ 38.80     $   57.97   $   34.90    $   23.17   $   19.36      $  17.43
                                       =========   =========     =========   =========    =========   =========      ========
Total Return                             (15.93%)    (24.83%)       78.06%      57.83%       19.68%      12.04%        74.30%
                                       =========   =========     =========   =========    =========   =========      ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                      $ 443,209   $ 476,517     $ 362,500   $ 101,710    $  53,488   $  34,925       $ 5,497
                                       =========   =========     =========   =========    =========   =========      ========
 Ratio of expenses to average
  net assets                               0.92%       0.90%         0.93%       0.96%        1.00%       1.09%         1.56%(iii)
                                       =========   =========     =========   =========    =========   =========      ========
 Ratio of net investment income
  (loss) to average net assets             0.00%      (0.03%)       (0.49%)     (0.27%)      (0.17%)     (0.15%)       (0.71%)
                                       =========   =========     =========   =========    =========   =========      ========
 Portfolio Turnover Rate                 103.03%     132.28%       155.74%     143.59%      164.27%     102.10%       178.23%
                                       =========   =========     =========   =========    =========   =========      ========

  (i) Ratios  have  been  annualized;  total  return  has  not  been annualized.
 (ii) Amount was computed based on average shares outstanding during the year.
(iii) Amount has been reduced by 2.36% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

















THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND

                                 CLASS O SHARES


A POOLED  FUNDING  VEHICLE  FOR:

o VARIABLE ANNUITY CONTRACTS

o VARIABLE LIFE INSURANCE POLICIES

o QUALIFIED PENSION PLANS

o QUALIFIED RETIREMENT PLANS


                                    PROSPECTUS

                                   MAY 1, 2002


                 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                               ALGER AMERICAN GROWTH PORTFOLIO
                       ALGER AMERICAN INCOME & GROWTH PORTFOLIO


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND

                                                                  CLASS O SHARES



                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                                 ALGER AMERICAN GROWTH PORTFOLIO
                                         ALGER AMERICAN INCOME &Growth Portfolio


                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS


2 ........... Risk/Return Summary: Investments, Risks & Performance

      2 ..... Investments

              Alger American Small
                 Capitalization Portfolio ............... 2
              Alger American Growth Portfolio ........... 2
              Alger American Income &
                 Growth Portfolio ....................... 2

      2 ..... Principal Risks

              Alger American Small
                 Capitalization Portfolio ............... 3
              Alger American Growth Portfolio ........... 3
              Alger American Income &
                 Growth Portfolio ....................... 3

      3 ..... Performance

              Alger American Small
                 Capitalization Portfolio ............... 4
              Alger American Growth Portfolio ........... 4
              Alger American Income &
                 Growth Portfolio ....................... 4

5 ........... Fees and Expenses
6 ........... Management and Organization
6 ........... Shareholder Information

              Distributor ............................... 6
              Transfer Agent ............................ 6
              Classes of Fund Shares .................... 7
              Purchasing and Redeeming
                 Fund Shares ............................ 7

8 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN INCOME & GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

[GRAPHIC OMITTED]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.


RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

RISKS APPLICABLE TO ALGER AMERICAN
INCOME & GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons

[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents bar chart in the printed piece.]

  3.55   13.38  -4.38   44.31  4.18  11.39  15.53  43.42  -27.20  -29.51
--------------------------------------------------------------------------------
   92     93      94     95     96     97     98     99      00      01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001

Class O                                             Since
                                                  Inception
                   1 Year   5 Years   10 Years    (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization   -29.51%   -1.08%     4.79%      11.70%
Russell 2000
  Growth Index     -9.23%     2.87%     7.19%       8.64%


ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

12.38   22.47   1.45   36.37    13.35  25.75   48.07   33.74  -14.77  -11.81
--------------------------------------------------------------------------------
  92     93      94      95      96      97      98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                     Since
                                                   Inception
                   1 Year   5 Years    10 Years    (1/9/89)
--------------------------------------------------------------------------------
American Growth    -11.81%   13.36%      14.98%      16.58%
S&P 500 Index      -11.88%   10.70%      12.94%      14.07%


ALGER AMERICAN INCOME & GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

 8.64   10.34    -8.28   35.13   19.68   36.29    32.39   42.45   -1.27  -14.32
--------------------------------------------------------------------------------
  92      93       94      95      96      97       98      99      00      01

Best Quarter:       35.96%    Q4      1999
Worst Quarter:     -15.00%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                        Since
                                                      Inception
                      1 Year    5 Years    10 Years   (11/15/88)
--------------------------------------------------------------------------------
American
  Income & Growth     -14.32%    16.80%     14.48%      13.36%
S&P 500 Index         -11.88%    10.70%     12.94%      14.13%

The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios.

                                                        ANNUAL FUND OPERATING EXPENSES
                                                  (expenses that are deduced from Fund assets)
                                                  --------------------------------------------
                             SHAREHOLDER FEES                                        TOTAL ANNUAL
                               (fees paid)                  Distribution                 FUND
                              directly from     Management    (12b-1)      Other      OPERATING
                             your investment)      Fees         Fees      Expenses     EXPENSES
----------------------------------------------------------------------------------------------------

ALGER AMERICAN SMALL             None               .85%        None        .07%         .92%
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN                   None               .75%        None        .06%         .81%
GROWTH
PORTFOLIO

ALGER AMERICAN                   None              .625%        None       .095%         .72%
INCOME & GROWTH
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 Year      3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

ALGER AMERICAN SMALL                  $   94      $  293      $  509      $1,131
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN                        $   83      $  259      $  450      $1,002
GROWTH
PORTFOLIO

ALGER AMERICAN                        $   74      $  230      $  401      $  894
INCOME & GROWTH
PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization Portfolio--.85%; Growth Portfolio--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the Income and Growth Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each partici-pant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

NAV (NET ASSET VALUE) IS COMPUTED BY ADDING TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF ITS OUTSTANDING SHARES.

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997          1996
                                                     -----         -----         -----         -----         -----         -----
Net asset value, beginning of year              $    23.49    $    55.15    $    43.97    $    43.75    $    40.91    $    39.41
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net investment income (loss)                         (0.03)         0.01(i)      (0.12)(i)     (0.02)        (0.05)(i)     (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                                      (6.90)       (12.80)        16.98          6.30          4.45          1.70
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (6.93)       (12.79)        16.86          6.28          4.40          1.66
                                                ----------    ----------    ----------    ----------    ----------    ----------
Dividends from net investment income                 (0.01)         --            --            --            --            --
Distributions from net realized gains                 --          (18.87)        (5.68)        (6.06)        (1.56)        (0.16)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total distributions                                  (0.01)       (18.87)        (5.68)        (6.06)        (1.56)        (0.16)
                                                ----------    ----------    ----------    ----------    ----------    ----------
 Net asset value, end of year                   $    16.55    $    23.49     $ 55.15 $         43.97    $    43.75    $    40.91
                                                ==========    ==========    ==========    ==========    ==========    ==========
Total Return                                        (29.51%)      (27.20%)       43.42%        15.53%        11.39%         4.18%
                                                ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $  517,364    $  700,370    $  674,864    $1,216,584    $  997,586    $1,469,518
                                                ==========    ==========    ==========    ==========    ==========    ==========

 Ratio of expenses to average net assets              0.92%         0.90%         0.90%         0.89%         0.89%         0.88%
                                                ==========    ==========    ==========    ==========    ==========    ==========

 Ratio of net investment income (loss)
   to average net assets                             (0.27%)        0.03%        (0.28%)       (0.20%)       (0.12%)       (0.09%)
                                                ==========    ==========    ==========    ==========    ==========    ==========

 Portfolio Turnover Rate                            181.80%       217.69%       182.25%       142.90%       104.43%       110.04%
                                                ==========    ==========    ==========    ==========    ==========    ==========


                                                                                        Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                       1995             1994              1993              1992
                                                                      -----            -----             -----             -----
Net asset value, beginning of year                                 $  27.31          $  30.88          $  27.26          $  26.79
                                                                   --------          --------          --------          --------
Net investment income (loss)                                          (0.09)            (0.03)(i)         (0.05)            (0.06)
Net realized and unrealized gain (loss)
 on investments                                                       12.19             (1.45)             3.67              0.91
                                                                   --------          --------          --------          --------
Total from investment operations                                      12.10             (1.48)             3.62              0.85
                                                                   --------          --------          --------          --------
Dividends from net investment income                                   --                --                --                --
Distributions from net realized gains                                  --               (2.09)             --               (0.38)
                                                                   --------          --------          --------          --------
Total distributions                                                    --               (2.09)             --               (0.38)
                                                                   --------          --------          --------          --------
Net asset value, end of year                                       $  39.41          $  27.31          $  30.88          $  27.26
                                                                   ========          ========          ========          ========
Total Return                                                          44.31%            (4.38%)           13.28%             3.55%
                                                                   ========          ========          ========          ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)                           $984,212          $397,037          $238,850          $135,718
                                                                   ========          ========          ========          ========

 Ratio of expenses to average net assets                               0.92%             0.96%             1.03%             0.98%
                                                                   ========          ========          ========          ========
 Ratio of net investment income (loss)
   to average net assets                                              (0.48%)           (0.10%)           (0.35%)           (0.37%)
                                                                   ========          ========          ========          ========
 Portfolio Turnover Rate                                              80.66%           117.61%           148.07%           108.06%
                                                                   ========          ========          ========          ========

(i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                       2001          2000           1999         1998          1997         1996
                                                      -----         -----          -----        -----         -----         -----
Net asset value, beginning of year               $    47.27    $    64.38    $    53.22    $    42.76    $    34.33    $    31.16
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net investment income (loss)                           0.01          0.10         (0.03)         0.09          0.13          0.12
Net realized and unrealized gain (loss)
 on investments                                       (4.88)        (8.75)        16.66         18.32          8.66          4.00
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Total from investment operations                      (4.87)        (8.65)        16.63         18.41          8.79          4.12
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Dividends from net investment income                  (0.10)         --           (0.08)        (0.13)        (0.13)        (0.02)
Distributions from net realized gains                 (5.53)        (8.46)        (5.39)        (7.82)        (0.23)        (0.93)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Total Distributions                                   (5.63)        (8.46)        (5.47)        (7.95)        (0.36)        (0.95)
                                                 ----------    ----------    ----------    ----------    ----------    ----------

Net asset value, end of year                     $    36.77    $    47.27    $    64.38    $    53.22    $    42.76    $    34.33
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Total Return                                         (11.81%)      (14.77%)       33.74%        48.07%        25.75%        13.35%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)         $1,540,327    $1,809,937    $3,387,526    $1,905,719    $1,072,529    $  991,028
                                                 ==========    ==========    ==========    ==========    ==========    ==========

 Ratio of expenses to average net assets               0.81%         0.79%         0.79%         0.79%         0.79%         0.79%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

 Ratio of net investment income (loss)
  to average net assets                                0.03%         0.12%        (0.03%)        0.25%         0.27%         0.50%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

 Portfolio Turnover Rate                              87.79%       108.27%       135.13%       127.38%       129.50%        82.86%
                                                 ==========    ==========    ==========    ==========    ==========    ==========

                                                                                        Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                       1995              1994              1993              1992
                                                                   --------          --------          --------          --------
Net asset value, beginning of year                                 $  23.13          $  24.67          $  20.17          $  18.00
                                                                   --------          --------          --------          --------

Net investment income (loss)                                           0.02              0.07              0.03              0.03
Net realized and unrealized gain (loss)
 on investments                                                        8.33              0.15              4.50              2.19
                                                                   --------          --------          --------          --------

Total from investment operations                                       8.35              0.22              4.53              2.22
                                                                   --------          --------          --------          --------

Dividends from net investment income                                  (0.07)            (0.03)            (0.03)            (0.03)
Distributions from net realized gains                                 (0.25)            (1.73)             --               (0.02)
                                                                   --------          --------          --------          --------

Total Distributions                                                   (0.32)            (1.76)            (0.03)            (0.05)
                                                                   --------          --------          --------          --------

Net asset value, end of year                                       $  31.16          $  23.13          $  24.67          $  20.17
                                                                   ========          ========          ========          ========

Total Return                                                          36.37%             1.45%            22.47%            12.38%
                                                                   ========          ========          ========          ========
Ratios and Supplemental Data:

 Net assets, end of year (000's omitted)                           $502,974          $150,390          $ 74,878          $ 30,316
                                                                   ========          ========          ========          ========

 Ratio of expenses to average net assets                               0.85%             0.86%             0.97%             0.99%
                                                                   ========          ========          ========          ========

 Ratio of net investment income (loss)
  to average net assets                                                0.18%             0.48%             0.25%             0.33%
                                                                   ========          ========          ========          ========

 Portfolio Turnover Rate                                             118.33%           111.76%           112.64%            63.91%
                                                                   ========          ========          ========          ========

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                      YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                      2001          2000          1999          1998          1997          1996
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year              $    13.26    $    17.58    $    13.12    $    10.99    $     8.42    $    17.79
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net investment income                                 0.05          0.05          0.00          0.03          0.03          0.09(i)
Net realized and unrealized gain (loss)
 on investments                                      (1.86)        (0.44)         5.26          3.30          2.94          1.87
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from investment operations                     (1.81)        (0.39)         5.26          3.33          2.97          1.96
                                                ----------    ----------    ----------    ----------    ----------    ----------
Dividends from net investment income                 (0.05)        (0.01)        (0.03)        (0.04)        (0.04)        (0.33)
Distributions from net realized gains                (0.83)        (3.92)        (0.77)        (1.16)        (0.36)       (11.00)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total Distributions                                  (0.88)        (3.93)        (0.80)        (1.20)        (0.40)       (11.33)
                                                ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                    $    10.57    $    13.26    $    17.58    $    13.12    $    10.99    $     8.42
                                                ==========    ==========    ==========    ==========    ==========    ==========
Total Return                                        (14.32%)       (1.27%)       42.45%        32.39%        36.29%        19.68%
                                                ==========    ==========    ==========    ==========    ==========    ==========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $  144,006    $  150,783    $   91,250    $   77,926    $   47,399    $   20,910
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Ratio of expenses to average net assets              0.72%         0.70%         0.70%         0.70%         0.74%         0.81%
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Decrease reflected in above expense
  ratios due to expense reimbursements                --            --            --            --            --            --
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Ratio of net investment income to
  average net assets                                  0.52%         0.43%         0.03%         0.31%         0.56%         0.94%
                                                ==========    ==========    ==========    ==========    ==========    ==========
 Portfolio Turnover Rate                            110.04%       142.43%       193.23%       131.67%       150.09%       121.60%
                                                ==========    ==========    ==========    ==========    ==========    ==========

                                                                                             Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1995              1994              1993              1992
                                                                    --------          --------          --------          --------
Net asset value, beginning of year                                  $  13.30          $  15.31          $  13.93          $  13.08
                                                                    --------          --------          --------          --------
Net investment income                                                   0.11(i)           0.17              0.07              0.08
Net realized and unrealized gain (loss)
 on investments                                                         4.54             (1.47)             1.37              1.02
                                                                    --------          --------          --------          --------
Total from investment operations                                        4.65             (1.30)             1.44              1.10
                                                                    --------          --------          --------          --------
Dividends from net investment income                                   (0.16)            (0.15)            (0.06)            (0.12)
Distributions from net realized gains                                   --               (0.56)             --               (0.13)
                                                                    --------          --------          --------          --------
Total Distributions                                                    (0.16)            (0.71)            (0.06)            (0.25)
                                                                    --------          --------          --------          --------
Net asset value, end of year                                        $  17.79          $  13.30          $  15.31          $  13.93
                                                                    ========          ========          ========          ========
Total Return                                                           35.13%            (8.28%)           10.34%             8.64%
                                                                    ========          ========          ========          ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)                            $  8,639          $ 29,135          $ 31,895          $  8,671
                                                                    ========          ========          ========          ========
 Ratio of expenses to average net assets                                0.75%             0.75%             0.97%             1.25%
                                                                    ========          ========          ========          ========
 Decrease reflected in above expense
  ratios due to expense reimbursements                                  --                --                --                0.01%
                                                                    ========          ========          ========          ========
 Ratio of net investment income to
  average net assets                                                    0.61%             1.22%             1.51%             1.62%
                                                                    ========          ========          ========          ========
 Portfolio Turnover Rate                                              164.05%           177.97%           105.80%           100.62%
                                                                    ========          ========          ========          ========

(i) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED



THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND

                                 CLASS S SHARES



                         A POOLED FUNDING VEHICLE FOR:
                         o VARIABLE ANNUITY CONTRACTS
                         o VARIABLE LIFE INSURANCE POLICIES
                         o QUALIFIED PENSION PLANS
                         o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002




                    ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                  ALGER AMERICAN GROWTH PORTFOLIO
                         ALGER AMERICAN INCOME & GROWTH PORTFOLIO



















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                    THE ALGER
                                AMERICAN FUND
                               CLASS S SHARES




ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
              ALGER AMERICAN GROWTH PORTFOLIO
     ALGER AMERICAN INCOME & GROWTH PORTFOLIO



                                   PROSPECTUS

                                  MAY 1, 2002





          TABLE OF CONTENTS
 ---------------------------------------------------------


   2 ............Risk/Return Summary: Investments,
                 Risks & Performance

         2 ......Investments

                 Alger American Small
                 Capitalization Portfolio ..........2
                 Alger American Growth Portfolio ...2
                 Alger American Income &
                 Growth Portfolio ..................2

         2 ......Principal Risks

                 Alger American Small
                 Capitalization Portfolio ..........3
                 Alger American Growth Portfolio ...3
                 Alger American Income &
                 Growth Portfolio ..................3

         3 ......Performance

                 Alger American Small
                 Capitalization Portfolio ..........4
                 Alger American Growth Portfolio ...4
                 Alger American Income &
                 Growth Portfolio ..................4

   5 ............Fees and Expenses
   6 ............Management and Organization
   6 ............Shareholder Information

                 Distributor .......................6
                 Transfer Agent ....................6
                 Classes of Fund Shares ............7
                 Purchasing and Redeeming
                 Fund Shares .......................7

   8 ............Financial Highlights

   Back Cover:   How to obtain more information

[Graphic Omitted]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

[] High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

[] Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN INCOME &GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.


APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

[Graphic Omitted]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.


RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources


RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."


RISKS APPLICABLE TO ALGER AMERICAN
INCOME & GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

[] the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons

[Graphic Omitted]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar charts and tables is for each portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

[] S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

[] Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

 3.55   13.28  -4.38   44.31    4.18   11.39    15.53   43.42   -27.20    -29.51
--------------------------------------------------------------------------------
  92      93     94      95      96      97      98       99      00        01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001
Class O
                                                Since
                                              Inception
                   1 Year   5 Years 10 Years  (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization   -29.51%   -1.08%   4.79%    11.70%
Russell 2000
  Growth Index      -9.23%    2.87%   7.19%     8.64%


ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O


[The table below represents a bar chart in the printed report.]

12.38  22.47     1.45   36.37   13.35   25.75    48.07   33.74   -14.77  -11.81
--------------------------------------------------------------------------------
  92     93       94      95      96      97       98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                               Since
                                             Inception
                   1 Year   5 Years 10 Years (1/9/89)
-------------------------------------------------------------------------------
American Growth   -11.81%   13.36%   14.98%   16.58%
S&P 500 Index     -11.88%   10.70%   12.94%   14.07%


ALGER AMERICAN INCOME & GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O


[The table below represents a bar chart in the printed report.]

8.64    10.34   -8.28   35.13   19.68   36.29     32.39   42.45  -1.27   -14.32
--------------------------------------------------------------------------------
 92      93       94      95      96      97       98      99      00      01

Best Quarter:       35.96%    Q4      1999
Worst Quarter:     -15.00%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                  Since
                                                Inception
                    1 Year  5 Years  10 Years  (11/15/88)
--------------------------------------------------------------------------------
American
  Income & Growth   -14.32%  16.80%   14.48%      13.36%
S&P 500 Index       -11.88%  10.70%   12.94%      14.13%

[Graphic Omitted]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolios.


                                                        ANNUAL FUND OPERATING EXPENSES
                                                  (expenses that are deduced from Fund assets)
                                                  -------------------------------------------
                            SHAREHOLDER FEES                                        TOTAL ANNUAL
                               (fees paid)                  Distribution                FUND
                              directly from     Management    (12b-1)      Other      OPERATING
                             your investment)      Fees         Fees      Expenses     EXPENSES
====================================================================================================
ALGER AMERICAN SMALL             None              .85%        .25%        .07%         1.17%
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN                   None              .75%        .25%        .06%         1.06%
GROWTH
PORTFOLIO

ALGER AMERICAN                   None              .625%       .25%       .095%          .97%
INCOME & GROWTH
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year  3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN SMALL          $119     $372       $644     $1,420
  CAPITALIZATION
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                $108     $337       $585     $1,294
  GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                 $99     $309       $536     $1,190
  INCOME &GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[Graphic Omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization Portfolio--.85%; Growth Portfolio--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO MANAGER

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, Alison Barbi, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the Income and Growth Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[Graphic Omitted]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each partici-pant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

----------------------------------------------------
         NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
   TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILI-
  TIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                             ITS OUTSTANDING SHARES.
----------------------------------------------------

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[Graphic Omitted]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.




ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                    Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------
                                            2001          2000         1999         1998         1997         1996
                                            ----          ----         ----         ----         ----         ----
Net asset value, beginning of year        $  23.49      $  55.15     $  43.97    $    43.75    $  40.91     $    39.41
                                          --------      --------     --------    ----------    --------     ----------
Net investment income (loss)                 (0.03)         0.01(i)     (0.12)(i)     (0.02)      (0.05)(i)      (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                              (6.90)       (12.80)       16.98          6.30        4.45           1.70
                                          --------       --------    --------    ----------    --------     ---------
Total from investment operations             (6.93)       (12.79)       16.86          6.28        4.40           1.66
                                          --------      --------     --------    ----------    --------     ----------
Dividends from net investment income         (0.01)           --           --            --          --             --
Distributions from net realized gains           --        (18.87)       (5.68)        (6.06)      (1.56)         (0.16)
                                          --------      --------     --------    ----------    --------     ----------
Total distributions                          (0.01)       (18.87)       (5.68)        (6.06)      (1.56)         (0.16)
                                          --------      --------     --------    ----------    --------     ----------
Net asset value, end of year              $  16.55      $  23.49     $  55.15    $    43.97    $  43.75     $    40.91
                                          ========      ========     ========    ==========    ========     ==========
Total Return                               (29.51%)      (27.20%)      43.42%        15.53%      11.39%          4.18%
                                          ========      ========     ========    ==========    ========     ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)  $517,364      $700,370     $674,864    $1,216,584    $997,586     $1,469,518
                                          ========      ========     ========    ==========    ========     ==========

 Ratio of expenses to average net assets      0.92%         0.90%        0.90%        0.89%       0.89%          0.88%
                                          ========      ========     ========    ==========    ========     ==========

 Ratio of net investment income (loss)
  to average net assets                      (0.27%)        0.03%       (0.28%)      (0.20%)     (0.12%)        (0.09%)
                                          ========      ========     ========    ==========    ========     ==========

 Portfolio Turnover Rate                   181.80%       217.69%      182.25%       142.90%     104.43%        110.04%
                                          ========      ========     ========    ==========    ========     ==========

                                                                  Year Ended December 31,
---------------------------------------------------------------------------------------------------------
                                                  1995            1994             1993           1992
                                                  ----            ----             ----           ----
Net asset value, beginning of year              $  27.31        $  30.88         $  27.26       $  26.79
                                                --------        --------         --------       --------
Net investment income (loss)                       (0.09)          (0.03)(i)        (0.05)         (0.06)
Net realized and unrealized gain (loss)
 on investments                                    12.19           (1.45)            3.67           0.91
                                                --------        --------         --------       --------

Total from investment operations                   12.10           (1.48)            3.62           0.85
                                                --------        --------       ----------       --------
Dividends from net investment income                  --              --               --             --
Distributions from net realized gains                 --           (2.09)              --          (0.38)
                                                --------        --------         --------       --------
Total distributions                                   --           (2.09)              --          (0.38)
                                                --------        --------         --------       --------
Net asset value, end of year                    $  39.41        $  27.31         $  30.88       $  27.26
                                                ========        ========         ========       ========
Total Return                                      44.31%          (4.38%)          13.28%          3.55%
                                                ========        ========         ========       ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)        $984,212        $397,037         $238,850       $135,718
                                                ========        ========         ========       ========

 Ratio of expenses to average net assets           0.92%           0.96%           1.03%           0.98%
                                                ========        ========         ========       ========
 Ratio of net investment income (loss)
  to average net assets                           (0.48%)         (0.10%)          (0.35%)        (0.37%)
                                                ========        ========         ========       ========
 Portfolio Turnover Rate                          80.66%         117.61%          148.07%        108.06%
                                                ========        ========         ========       ========

  (i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------
                                            2001         2000           1999          1998           1997         1996
                                            ----         ----           ----          ----           ----         ----
Net asset value, beginning of year      $    47.27    $    64.38     $    53.22   $      42.76    $    34.33     $ 31.16
                                        ----------    ----------     ----------     ----------    ----------    --------

Net investment income (loss)                  0.01          0.10          (0.03)          0.09          0.13        0.12
Net realized and unrealized gain (loss)
 on investments                              (4.88)        (8.75)         16.66          18.32          8.66        4.00
                                        ----------    ----------     ----------     ----------    ----------    --------

Total from investment operations             (4.87)        (8.65)         16.63          18.41          8.79        4.12
                                        ----------    ----------     ----------     ----------    ----------    --------

Dividends from net investment income         (0.10)           --          (0.08)         (0.13)        (0.13)      (0.02)

Distributions from net realized gains        (5.53)      (8.46)           (5.39)         (7.82)        (0.23)      (0.93)
                                        ----------    ----------     ----------     ----------    ----------    --------

Total Distributions                          (5.63)        (8.46)         (5.47)         (7.95)        (0.36)      (0.95)
                                        ----------    ----------     ----------     ----------    ----------    --------

Net asset value, end of year            $    36.77    $    47.27     $    64.38     $    53.22    $    42.76     $ 34.33
                                        ==========    ==========     ==========     ==========    ==========    ========

Total Return                               (11.81%)       (14.77%        33.74%         48.07%         25.75%     13.35%
                                        ==========    ==========     ==========     ==========    ==========    ========

Ratios and Supplemental Data:
 Net assets, end of year
  (000's omitted)                       $1,540,327    $1,809,937     $3,387,526     $1,905,719    $1,072,529    $991,028
                                        ==========    ==========     ==========     ==========    ==========    ========

 Ratio of expenses to average net
  assets                                     0.81%         0.79%          0.79%          0.79%         0.79%       0.79%
                                        ==========    ==========     ==========     ==========    ==========    ========

 Ratio of net investment income
  (loss) to average net assets                0.03%         0.12%         (0.03%)         0.25%         0.27%       0.50%
                                        ==========    ==========     ==========     ==========    ==========    ========

 Portfolio Turnover Rate                    87.79%       108.27%        135.13%        127.38%       129.50%      82.86%
                                        ==========    ==========     ==========     ==========    ==========    ========

                                                                    Year Ended December 31,
----------------------------------------------------------------------------------------------------------
                                                     1995            1994            1993           1992
                                                     ----            ----            ----           ----
Net asset value, beginning of year                 $  23.13       $  24.67         $  20.17      $  18.00
                                                   --------       --------         --------      --------
Net investment income (loss)                           0.02           0.07             0.03          0.03
Net realized and unrealized gain (loss)
 on investments                                        8.33           0.15             4.50          2.19
                                                   --------       --------         --------      --------
Total from investment operations                       8.35           0.22             4.53          2.22
                                                   --------       --------         --------      --------
Dividends from net investment income                  (0.07)         (0.03)           (0.03)        (0.03)
Distributions from net realized gains                 (0.25)         (1.73)              --         (0.02)
                                                   --------       --------         --------      --------
Total Distributions                                   (0.32)         (1.76)           (0.03)        (0.05)
                                                   --------       --------         --------      --------
Net asset value, end of year                       $  31.16       $  23.13         $  24.67      $  20.17
                                                   ========       ========         ========      ========

Total Return                                         36.37%          1.45%           22.47%        12.38%
                                                   ========       ========         ========      ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)           $502,974       $150,390         $ 74,878      $ 30,316
                                                   ========       ========         ========      ========
 Ratio of expenses to average net assets              0.85%          0.86%            0.97%         0.99%
                                                   ========       ========         ========      ========
 Ratio of net investment income (loss)
  to average net assets                               0.18%          0.48%            0.25%         0.33%
                                                   ========       ========         ========      ========
 Portfolio Turnover Rate                            118.33%        111.76%          112.64%        63.91%
                                                   ========       ========         ========      ========

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                        Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------
                                           2001         2000            1999           1998         1997          1996
                                           ----         ----            ----           ----         ----          ----
Net asset value, beginning of year       $  13.26     $  17.58        $  13.12       $  10.99     $   8.42      $  17.79
                                         --------     --------        --------       --------     --------      --------
Net investment income                        0.05         0.05            0.00           0.03         0.03          0.09(i)
Net realized and unrealized gain
 (loss) on investments                      (1.86)       (0.44)           5.26           3.30         2.94          1.87
                                         --------     --------        --------       --------     --------      --------
Total from investment operations            (1.81)       (0.39)           5.26           3.33         2.97          1.96
                                         --------     --------        --------       --------     --------      --------
Dividends from net investment income        (0.05)       (0.01)          (0.03)         (0.04)       (0.04)        (0.33)
Distributions from net realized gains       (0.83)       (3.92)          (0.77)         (1.16)       (0.36)       (11.00)
                                         --------     --------        --------       --------     --------      --------
Total Distributions                         (0.88)       (3.93)          (0.80)         (1.20)       (0.40)       (11.33)
                                         --------     --------        --------       --------     --------      --------

Net asset value, end of year              $ 10.57      $ 13.26        $  17.58       $  13.12     $ 10.99       $   8.42
                                         ========     ========        ========       ========     ========      ========
Total Return                              (14.32%)      (1.27%)         42.45%         32.39%       36.29%        19.68%
                                         ========     ========        ========       ========     ========      ========
Ratios and Supplemental Data:
 Net assets, end of year
   (000's omitted)                       $144,006     $150,783        $ 91,250       $ 77,926     $ 47,399      $ 20,910
                                         ========     ========        ========       ========     ========      ========
 Ratio of expenses to average
   net assets                               0.72%        0.70%           0.70%          0.70%        0.74%         0.81%
                                         ========     ========        ========       ========     ========      ========
 Decrease reflected in above expense
  ratios due to expense reimbursements         --           --              --             --           --            --
                                         ========     ========        ========       ========     ========      ========
 Ratio of net investment income to
  average net assets                        0.52%        0.43%           0.03%          0.31%        0.56%         0.94%
                                         ========     ========        ========       ========     ========      ========

 Portfolio Turnover Rate                  110.04%      142.43%         193.23%        131.67%      150.09%       121.60%
                                         ========     ========        ========       ========     ========      ========

                                                                Year Ended December 31,
------------------------------------------------------------------------------------------------------------
                                            1995               1994               1993                1992
                                            ----               ----               ----                ----

Net asset value, beginning of year        $  13.30           $  15.31           $  13.93            $ 13.08
                                          --------           --------           --------            --------
Net investment income                         0.11(i)            0.17               0.07                0.08
Net realized and unrealized gain (loss)
 on investments                               4.54              (1.47)              1.37                1.02
                                          --------           --------           --------            --------
Total from investment operations              4.65              (1.30)              1.44                1.10
                                          --------           --------           --------            --------
Dividends from net investment income         (0.16)             (0.15)             (0.06)              (0.12)
Distributions from net realized gains           --              (0.56)                --               (0.13)
                                          --------           --------           --------            --------
Total Distributions                          (0.16)             (0.71)             (0.06)              (0.25)
                                          --------           --------           --------            --------
Net asset value, end of year              $  17.79           $  13.30           $  15.31            $  13.93
                                          ========           ========           ========            ========
Total Return                                35.13%             (8.28%)            10.34%               8.64%
                                          ========           ========           ========            ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)  $  8,639           $ 29,135           $ 31,895            $  8,671
                                          ========           ========           ========            ========
 Ratio of expenses to average net assets     0.75%              0.75%              0.97%               1.25%
                                          ========           ========           ========            ========
 Decrease reflected in above expense
  ratios due to expense reimbursements          --                 --                 --               0.01%
                                          ========           ========           ========            ========
 Ratio of net investment income to
  average net assets                         0.61%              1.22%              1.51%               1.62%
                                          ========           ========           ========            ========
 Portfolio Turnover Rate                   164.05%            177.97%            105.80%             100.62%
                                          ========           ========           ========            ========

  (i) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED












THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                                    A POOLED FUNDING VEHICLE FOR:
                                    o VARIABLE ANNUITY CONTRACTS
                                    o VARIABLE LIFE INSURANCE POLICIES
                                    o QUALIFIED PENSION PLANS
                                    o QUALIFIED RETIREMENT PLANS


                                                                      PROSPECTUS

                                                                     MAY 1, 2002




                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                                 ALGER AMERICAN GROWTH PORTFOLIO



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES




                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                                 ALGER AMERICAN GROWTH PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS


2 ........... Risk/Return Summary: Investments,
              Risks & Performance

      2 ..... Investments

              Alger American Small
                Capitalization Portfolio ....... 2
              Alger American MidCap
                Growth Portfolio ............... 2
              Alger American Growth Portfolio .. 2

      2 ..... Principal Risks

              Alger American Small
                Capitalization Portfolio ....... 3
              Alger American MidCap
                Growth Portfolio ............... 3
              Alger American Growth Portfolio .. 3

      3 ..... Performance

              Alger American Small
                Capitalization Portfolio ....... 3
              Alger American MidCap
                Growth Portfolio ............... 4
              Alger American Growth Portfolio .. 4

4 ........... Fees and Expenses
5 ........... Management and Organization
6 ........... Shareholder Information

              Distributor ...................... 6
              Transfer Agent ................... 6
              Classes of Fund Shares ........... 6
              Purchasing and Redeeming
                Fund Shares .................... 6

7 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.


ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

[GRAPHIC OMITTED]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.


RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources


RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited financial resources


RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."


[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

   92      93      94      95      96      97      98      99      00      01
--------------------------------------------------------------------------------
 3.55   13.28   -4.38   44.31    4.18   11.39   15.53   43.42   -27.20  -29.51

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001

Class O                                                                Since
                                                                     Inception
                         1 Year         5 Years       10 Years       (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization         -29.51%         -1.08%         4.79%         11.70%
Russell 2000
  Growth Index           -9.23%           2.87%         7.19%          8.64%

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

        94       95       96       97       98       99       00       01
    ------------------------------------------------------------------------
      -1.54    44.45    11.90    15.01    30.30    31.85     9.18    -6.52

Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O
                                                                        Since
                                                                      Inception
                                 1 Year             5 Years           (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth           -6.52%             15.06%             18.79%
S&P MidCap 400 Index             -0.60%             16.12%             15.88%


ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

   92      93      94      95      96      97      98      99      00      01
--------------------------------------------------------------------------------
 12.38   22.47    1.45   36.37   13.35   25.75   48.07   33.74   -14.77  -11.81

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                         Since
                                                                       Inception
                              1 Year        5 Years      10 Years      (1/9/89)
--------------------------------------------------------------------------------
American Growth               -11.81%       13.36%        14.98%        16.58%
S&P 500 Index                 -11.88%       10.70%        12.94%        14.07%



The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.


[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN SMALL   None        .85%           None       .07%       .92%
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN         None        .80%           None       .08%       .88%
MIDCAP GROWTH
PORTFOLIO

ALGER AMERICAN         None        .75%           None       .06%       .81%
GROWTH
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 Year      3 Years      5 Years      10 Years
================================================================================
  ALGER AMERICAN SMALL              $94         $293         $509         $1,131
  CAPITALIZATION
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                    $90         $281         $488         $1,084
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                    $83         $259         $450         $1,002
  GROWTH
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization Portfolio--.85%; MidCap Growth Portfolio--.80%; Growth Portfolio--.75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                      From
                                                                                                                   May 3, 1993
                                                                                                                  (commencement
                                                                                                                of operations) to
                                                                Year Ended December 31,                            December 31,
=================================================================================================================================
                        2001         2000         1999       1998         1997       1996       1995       1994         1993(i)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
 beginning of period  $  30.62     $  32.23     $  28.87   $  24.18     $  21.35   $  19.44   $  13.46   $  13.72     $  10.00
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net investment income
 (loss)                  (0.09)(ii)   (0.03)(ii)   (0.05)      0.00(ii)    (0.04)      0.03      (0.03)      0.00(ii)    (0.02)
Net realized and
 unrealized gain
 (loss) on investments   (1.23)        2.79         8.00       6.95         3.20       2.29       6.01      (0.21)        3.88
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total from investment
  operations             (1.32)        2.76         7.95       6.95         3.16       2.32       5.98      (0.21)        3.86
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Dividends from net
  investment income         --           --           --         --        (0.01)        --         --         --           --
Distributions from net
  realized gains        (11.63)       (4.37)       (4.59)     (2.26)       (0.32)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total distributions     (11.63)       (4.37)       (4.59)     (2.26)       (0.33)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
 end of period        $  17.67     $  30.62     $  32.23   $  28.87     $  24.18   $  21.35   $  19.44   $  13.46     $  13.72
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Total Return             (6.52%)       9.18%       31.85%     30.30%       15.01%     11.90%     44.45%     (1.54%)      38.67%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Ratios and
 Supplemental Data:
 Net assets,
  end of period
  (000's omitted)     $355,015     $332,734     $931,397   $689,571     $444,967   $394,847   $185,349   $ 62,178     $ 21,301
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of expenses to
  average net assets      0.88%        0.84%        0.85%      0.84%        0.84%      0.84%      0.90%      0.97%        1.50%(iii)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of net
  investment income
  (loss) to average
  net assets             (0.45%)      (0.09%)      (0.21%)     0.00%       (0.15%)     0.08%     (0.25%)     0.03%       (0.58%)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Portfolio Turnover
  Rate                  130.11%      130.85%      162.30%    152.21%      151.98%     90.97%    104.74%     83.96%       67.22%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========

  (i) Ratios have been annualized; total return has not been annualized.

 (ii) Amount was computed based on average shares outstanding during the period.

(iii) Amount has been reduced by 0.03% due to expense reimbursements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
================================================================================================================================
                                                 2001         2000           1999           1998         1997             1996
                                               --------     --------       --------       --------     --------       ----------
Net asset value, beginning of year             $  23.49     $  55.15       $  43.97       $  43.75     $  40.91       $    39.41
                                               --------     --------       --------       --------     --------       ----------
Net investment income (loss)                      (0.03)        0.01(i)       (0.12)(i)      (0.02)       (0.05)(i)        (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                                   (6.90)      (12.80)         16.98           6.30         4.45             1.70
                                                            --------       --------       --------     --------       ----------
Total from investment operations                  (6.93)      (12.79)         16.86           6.28         4.40             1.66
                                               --------     --------       --------       --------     --------       ----------
Dividends from net investment income              (0.01)          --             --             --           --               --
Distributions from net realized gains                --       (18.87)         (5.68)         (6.06)       (1.56)           (0.16)
                                               --------     --------       --------       --------     --------       ----------
Total distributions                               (0.01)      (18.87)         (5.68)         (6.06)       (1.56)           (0.16)
                                               --------     --------       --------       --------     --------       ----------
Net asset value, end of year                   $  16.55     $  23.49       $  55.15       $  43.97     $  43.75       $    40.91
                                               ========     ========       ========       ========     ========       ==========
Total Return                                     (29.51%)     (27.20%)        43.42%         15.53%       11.39%            4.18%
                                               ========     ========       ========       ========     ========       ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)       $517,364     $700,370       $674,864       $1,216,584   $997,586       $1,469,518
                                               ========     ========       ========       ========     ========       ==========

 Ratio of expenses to average net assets           0.92%        0.90%          0.90%          0.89%        0.89%            0.88%
                                               ========     ========       ========       ========     ========       ==========

 Ratio of net investment income (loss)
  to average net assets                           (0.27%)       0.03%         (0.28%)        (0.20%)      (0.12%)          (0.09%)
                                               ========     ========       ========       ========     ========       ==========

 Portfolio Turnover Rate                         181.80%      217.69%        182.25%        142.90%      104.43%          110.04%
                                               ========     ========       ========       ========     ========       ==========

                                                           Year Ended December 31,
================================================================================================
                                              1995          1994            1993          1992
                                            --------      --------        --------      --------
Net asset value, beginning of year          $  27.31      $  30.88        $  27.26      $  26.79
                                            --------      --------        --------      --------
Net investment income (loss)                   (0.09)        (0.03)(i)       (0.05)        (0.06)
Net realized and unrealized gain (loss)
 on investments                                12.19         (1.45)           3.67          0.91
                                            --------      --------        --------      --------
Total from investment operations               12.10         (1.48)           3.62          0.85
                                            --------      --------        --------      --------
Dividends from net investment income              --            --              --            --
Distributions from net realized gains             --         (2.09)             --         (0.38)
                                            --------      --------        --------      --------
Total distributions                               --         (2.09)             --         (0.38)
                                            --------      --------        --------      --------

                                                                                        --------
Net asset value, end of year                $  39.41      $  27.31        $  30.88      $  27.26
                                            ========      ========        ========      ========
Total Return                                   44.31%        (4.38%)         13.28%         3.55%
                                            ========      ========        ========      ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)    $984,212      $397,037        $238,850      $135,718
                                            ========      ========        ========      ========

 Ratio of expenses to average net assets        0.92%         0.96%           1.03%         0.98%
                                            ========      ========        ========      ========
 Ratio of net investment income (loss)
  to average net assets                        (0.48%)       (0.10%)         (0.35%)       (0.37%)
                                            ========      ========        ========      ========
 Portfolio Turnover Rate                       80.66%       117.61%         148.07%       108.06%
                                            ========      ========        ========      ========

  (i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                             Year Ended December 31,
==================================================================================================================================
                                                 2001           2000           1999           1998           1997          1996
                                              ----------     ----------     ----------     ----------     ----------     ---------
Net asset value, beginning of year            $    47.27     $    64.38     $    53.22     $    42.76     $    34.33     $   31.16
                                              ----------     ----------     ----------     ----------     ----------     ---------

Net investment income (loss)                        0.01           0.10          (0.03)          0.09           0.13          0.12
Net realized and unrealized gain (loss)
 on investments                                    (4.88)         (8.75)         16.66          18.32           8.66          4.00
                                              ----------     ----------     ----------     ----------     ----------     ---------

Total from investment operations                   (4.87)         (8.65)         16.63          18.41           8.79          4.12
                                              ----------     ----------     ----------     ----------     ----------     ---------
Dividends from net investment income               (0.10)            --          (0.08)         (0.13)         (0.13)        (0.02)
Distributions from net realized gains              (5.53)         (8.46)         (5.39)         (7.82)         (0.23)        (0.93)
                                              ----------     ----------     ----------     ----------     ----------     ---------

Total Distributions                                (5.63)         (8.46)         (5.47)         (7.95)         (0.36)        (0.95)
                                              ----------     ----------     ----------     ----------     ----------     ---------

Net asset value, end of year                  $    36.77     $    47.27     $    64.38     $    53.22     $    42.76     $   34.33
                                              ==========     ==========     ==========     ==========     ==========     =========

Total Return                                      (11.81%)       (14.77%)        33.74%         48.07%         25.75%        13.35%
                                              ==========     ==========     ==========     ==========     ==========     =========

Ratios and Supplemental Data:
 Net assets, end of year
  (000's omitted)                             $1,540,327     $1,809,937     $3,387,526     $1,905,719     $1,072,529     $ 991,028
                                              ==========     ==========     ==========     ==========     ==========     =========

 Ratio of expenses to average net assets            0.81%          0.79%          0.79%          0.79%          0.79%         0.79%
                                              ==========     ==========     ==========     ==========     ==========     =========

 Ratio of net investment income (loss)
  to average net assets                             0.03%          0.12%         (0.03%)         0.25%          0.27%         0.50%
                                              ==========     ==========     ==========     ==========     ==========     =========

 Portfolio Turnover Rate                           87.79%        108.27%        135.13%        127.38%        129.50%        82.86%
                                              ==========     ==========     ==========     ==========     ==========     =========

                                                        Year Ended December 31,
-------------------------------------------------------------------------------------------
                                             1995          1994         1993         1992
                                           --------      --------      -------      -------
Net asset value, beginning of year         $  23.13      $  24.67      $ 20.17      $ 18.00
                                           --------      --------      -------      -------

Net investment income (loss)                   0.02          0.07         0.03         0.03
Net realized and unrealized gain (loss)
 on investments                                8.33          0.15         4.50         2.19
                                           --------      --------      -------      -------

Total from investment operations               8.35          0.22         4.53         2.22
                                           --------      --------      -------      -------

Dividends from net investment income          (0.07)        (0.03)       (0.03)       (0.03)
Distributions from net realized gains         (0.25)        (1.73)          --        (0.02)
                                           --------      --------      -------      -------

Total Distributions                           (0.32)        (1.76)       (0.03)       (0.05)
                                           --------      --------      -------      -------

Net asset value, end of year               $  31.16      $  23.13      $ 24.67      $ 20.17
                                           ========      ========      =======      =======

Total Return                                  36.37%         1.45%       22.47%       12.38%
                                           ========      ========      =======      =======
Ratios and Supplemental Data:

 Net assets, end of year (000's omitted)   $502,974      $150,390      $74,878      $30,316
                                           ========      ========      =======      =======

 Ratio of expenses to average net assets       0.85%         0.86%        0.97%        0.99%
                                           ========      ========      =======      =======

 Ratio of net investment income (loss)
  to average net assets                        0.18%         0.48%        0.25%        0.33%
                                           ========      ========      =======      =======

 Portfolio Turnover Rate                     118.33%       111.76%      112.64%       63.91%
                                           ========      ========      =======      =======

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED




























THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                      A POOLED FUNDING VEHICLE FOR:
                      o VARIABLE ANNUITY CONTRACTS
                      o VARIABLE LIFE INSURANCE POLICIES
                      o QUALIFIED PENSION PLANS
                      o QUALIFIED RETIREMENT PLANS


                                                        PROSPECTUS

                                                       MAY 1, 2002




                     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                            ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                   ALGER AMERICAN GROWTH PORTFOLIO




















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS S SHARES




                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                                 ALGER AMERICAN GROWTH PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


      TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments, Risks & Performance

      2 ..... Investments

              Alger American Small
                Capitalization Portfolio ....... 2
              Alger American MidCap
                Growth Portfolio ............... 2
              Alger American Growth Portfolio .. 2

      2 .....  Principal Risks

              Alger American Small
                Capitalization Portfolio ....... 3
              Alger American MidCap
                Growth Portfolio ............... 3
              Alger American Growth Portfolio .. 3

      3 ..... Performance

              Alger American Small
                Capitalization Portfolio ....... 3
              Alger American MidCap
              Growth Portfolio ................. 4
              Alger American Growth Portfolio .. 4

4 ........... Fees and Expenses
5 ........... Management and Organization
6 ........... Shareholder Information

              Distributor ...................... 6
              Transfer Agent ................... 6
              Classes of Fund Shares ........... 6
              Purchasing and Redeeming
                Fund Shares .................... 6

7 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.


ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It  focuses on growing  companies  that  generally  have  broad  product  lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

[GRAPHIC OMITTED]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.


RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited financial resources


RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited financial resources


RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar charts and tables is for each portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.


                 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O


[The table below represents a bar chart in the printed report.]

  3.55   13.28   -4.38   44.31    4.18   11.39   15.53   43.42   -27.20  -29.51
--------------------------------------------------------------------------------
    92      93      94      95      96      97      98      99      00      01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001
Class O
                                                                       Since
                                                                     Inception
                                  1 Year      5 Years    10 Years    (9/21/88)
--------------------------------------------------------------------------------
American Small Capitalization     -29.51%      -1.08%      4.79%       11.70%
Russell 2000 Growth Index          -9.23%       2.87%      7.19%        8.64%

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

  -1.54     44.45     11.90     15.01     30.30     31.85      9.18     -6.52
--------------------------------------------------------------------------------
    94        95        96        97        98        99        00        01

Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                       Since
                                                                     Inception
                                    1 Year           5 Years         (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth              -6.52%           15.06%           18.79%
S&P MidCap 400 Index                -0.60%           16.12%           15.88%

ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

 12.38   22.47    1.45   36.37   13.35   25.75   48.07   33.74   -14.77  -11.81
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                                         Since
                                                                       Inception
                          1 Year          5 Years       10 Years       (1/9/89)
--------------------------------------------------------------------------------
American Growth          -11.81%          13.36%         14.98%         16.58%
S&P 500 Index            -11.88%          10.70%         12.94%         14.07%


[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolios.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN SMALL   None        .85%           .25%       .07%       1.17%
CAPITALIZATION
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN         None        .80%           .25%       .08%       1.13%
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN         None        .75%           .25%       .06%       1.06%
GROWTH
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year      3 Years      5 Years       10 Years
================================================================================
  ALGER AMERICAN SMALL       $119         $372         $644         $1,420
  CAPITALIZATION
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN             $115         $359         $622         $1,375
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN             $108         $337         $585         $1,294
  GROWTH
  PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization Portfolio--.85%; MidCap Growth Portfolio--.80%; Growth Portfolio--.75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, David Hyun, CFA, and Jill Greenwald, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolio and co-manager of the Growth Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, co-manager of the Growth Portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001. Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are tax able as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------


CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                       From
                                                                                                                    May 3, 1993
                                                                                                                   (commencement
                                                                                                                 of operations) to
                                                                Year Ended December 31,                             December 31,
==================================================================================================================================
                        2001         2000         1999       1998         1997       1996       1995       1994         1993(i)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
 beginning of period  $  30.62     $  32.23     $  28.87   $  24.18     $  21.35   $  19.44   $  13.46   $  13.72     $  10.00
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net investment
 income (loss)           (0.09)(ii)   (0.03)(ii)   (0.05)      0.00(ii)    (0.04)      0.03      (0.03)      0.00(ii)    (0.02)
Net realized and
 unrealized gain
 (loss) on investments   (1.23)        2.79         8.00       6.95         3.20       2.29       6.01      (0.21)        3.88
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total from investment
  operations             (1.32)        2.76         7.95       6.95         3.16       2.32       5.98      (0.21)        3.86
                                   --------     --------   --------     --------   --------   --------   --------     --------
Dividends from net
  investment income         --           --           --         --        (0.01)        --         --         --           --
Distributions from net
  realized gains        (11.63)       (4.37)       (4.59)     (2.26)       (0.32)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total distributions     (11.63)       (4.37)       (4.59)     (2.26)       (0.33)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
 end of period        $  17.67     $  30.62     $  32.23   $  28.87     $  24.18   $  21.35   $  19.44   $  13.46     $  13.72
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Total Return             (6.52%)       9.18%       31.85%     30.30%       15.01%     11.90%     44.45%     (1.54%)      38.67%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Ratios and Supplemental Data:
 Net assets, end
  of period
  (000's omitted)     $355,015     $332,734     $931,397   $689,571     $444,967   $394,847   $185,349   $ 62,178     $ 21,301
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of expenses to
  average net assets      0.88%        0.84%        0.85%      0.84%        0.84%      0.84%      0.90%      0.97%        1.50%(iii)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of net
  investment income
  (loss) to average
  net assets             (0.45%)      (0.09%)      (0.21%)     0.00%       (0.15%)     0.08%     (0.25%)     0.03%       (0.58%)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Portfolio Turnover
  Rate                  130.11%      130.85%      162.30%    152.21%      151.98%     90.97%    104.74%     83.96%       67.22%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========


  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       Year Ended December 31,
============================================================================================================================
                                             2001         2000           1999            1998          1997           1996
                                           --------     --------       --------       ----------     --------       --------
Net asset value, beginning of year         $  23.49     $  55.15       $  43.97       $    43.75     $  40.91       $  39.41
                                           --------     --------       --------       ----------     --------       --------

Net investment income (loss)                  (0.03)        0.01(i)       (0.12)(i)        (0.02)       (0.05)(i)      (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                               (6.90)      (12.80)         16.98             6.30         4.45           1.70
                                           --------     --------       --------       ----------     --------       --------
Total from investment operations              (6.93)      (12.79)         16.86             6.28         4.40           1.66
                                           --------     --------       --------       ----------     --------       --------
Dividends from net investment income          (0.01)          --             --               --           --             --
Distributions from net realized gains            --       (18.87)         (5.68)           (6.06)       (1.56)         (0.16)
                                           --------     --------       --------       ----------     --------       --------
Total distributions                           (0.01)      (18.87)         (5.68)           (6.06)       (1.56)         (0.16)
                                           --------     --------       --------       ----------     --------       --------

Net asset value, end of year               $  16.55     $  23.49       $  55.15       $    43.97     $  43.75       $  40.91
                                           ========     ========       ========       ==========     ========       ========
Total Return                                 (29.51%)     (27.20%)        43.42%           15.53%       11.39%          4.18%
                                           ========     ========       ========       ==========     ========       ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $517,364     $700,370       $674,864       $1,216,584     $997,586       $1,469,518
                                           ========     ========       ========       ==========     ========       ========

 Ratio of expenses to average net assets       0.92%        0.90%          0.90%            0.89%        0.89%          0.88%
                                           ========     ========       ========       ==========     ========       ========

 Ratio of net investment income (loss)
  to average net assets                       (0.27%)       0.03%         (0.28%)          (0.20%)      (0.12%)        (0.09%)
                                           ========     ========       ========       ==========     ========       ========

 Portfolio Turnover Rate                     181.80%      217.69%        182.25%          142.90%      104.43%        110.04%
                                           ========     ========       ========       ==========     ========       ========

                                                        Year Ended December 31,
============================================================================================
                                             1995         1994           1993         1992
                                           --------     --------       --------     --------
Net asset value, beginning of year         $  27.31     $  30.88       $  27.26     $  26.79
                                           --------     --------       --------     --------
Net investment income (loss)                  (0.09)       (0.03)(i)      (0.05)       (0.06)
Net realized and unrealized gain (loss)
 on investments                               12.19        (1.45)          3.67         0.91
                                           --------     --------       --------     --------
Total from investment operations              12.10        (1.48)          3.62         0.85
                                           --------     --------       --------     --------
Dividends from net investment income             --           --             --           --
Distributions from net realized gains            --        (2.09)            --        (0.38)
                                           --------     --------       --------     --------
Total distributions                              --        (2.09)            --        (0.38)
                                           --------     --------       --------     --------
Net asset value, end of year               $  39.41     $  27.31       $  30.88     $  27.26
                                           ========     ========       ========     ========
Total Return                                  44.31%       (4.38%)        13.28%        3.55%
                                           ========     ========       ========     ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $984,212     $397,037       $238,850     $135,718
                                           ========     ========       ========     ========
 Ratio of expenses to average net assets       0.92%        0.96%          1.03%        0.98%
                                           ========     ========       ========     ========
 Ratio of net investment income (loss)
  to average net assets                       (0.48%)      (0.10%)        (0.35%)      (0.37%)
                                           ========     ========       ========     ========
 Portfolio Turnover Rate                      80.66%      117.61%        148.07%      108.06%
                                           ========     ========       ========     ========

(i) Amount was computed based on average shares outstanding during the year.

ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                              Year Ended December 31,
==================================================================================================================================
                                                     2001          2000          1999          1998          1997          1996
                                                  ----------    ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                $    47.27    $    64.38    $    53.22    $    42.76    $    34.33    $    31.16
                                                  ----------    ----------    ----------    ----------    ----------    ----------

Net investment income (loss)                            0.01          0.10         (0.03)         0.09          0.13          0.12
Net realized and unrealized gain (loss)
 on investments                                        (4.88)        (8.75)        16.66         18.32          8.66          4.00
                                                  ----------    ----------    ----------    ----------    ----------    ----------

Total from investment operations                       (4.87)        (8.65)        16.63         18.41          8.79          4.12
                                                  ----------    ----------    ----------    ----------    ----------    ----------

Dividends from net investment income                   (0.10)           --         (0.08)        (0.13)        (0.13)        (0.02)

Distributions from net realized gains                  (5.53)        (8.46)        (5.39)        (7.82)        (0.23)         (0.93)
                                                  ----------    ----------    ----------    ----------    ----------    ----------

Total Distributions                                    (5.63)        (8.46)        (5.47)        (7.95)        (0.36)        (0.95)
                                                  ----------    ----------    ----------    ----------    ----------    ----------

Net asset value, end of year                      $    36.77    $    47.27    $    64.38    $    53.22    $    42.76    $    34.33
                                                  ==========    ==========    ==========    ==========    ==========    ==========

Total Return                                          (11.81%)      (14.77%)       33.74%        48.07%        25.75%        13.35%
                                                  ==========    ==========    ==========    ==========    ==========    ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)          $1,540,327    $1,809,937    $3,387,526    $1,905,719    $1,072,529    $  991,028
                                                  ==========    ==========    ==========    ==========    ==========    ==========

 Ratio of expenses to average net assets                0.81%         0.79%         0.79%         0.79%         0.79%         0.79%
                                                  ==========    ==========    ==========    ==========    ==========    ==========

 Ratio of net investment income (loss)
  to average net assets                                 0.03%         0.12%        (0.03%)        0.25%         0.27%         0.50%
                                                  ==========    ==========    ==========    ==========    ==========    ==========

 Portfolio Turnover Rate                               87.79%       108.27%       135.13%       127.38%       129.50%        82.86%
                                                  ==========    ==========    ==========    ==========    ==========    ==========

                                               Year Ended December 31,
--------------------------------------------------------------------------------
                                       1995        1994       1993       1992
                                     --------    --------    -------    -------
Net asset value, beginning of year   $  23.13    $  24.67    $ 20.17    $ 18.00
                                     --------    --------    -------    -------
Net investment income (loss)             0.02        0.07       0.03       0.03
Net realized and unrealized gain
 (loss) on investments                   8.33        0.15       4.50       2.19
                                     --------    --------    -------    -------
Total from investment operations         8.35        0.22       4.53       2.22
                                     --------    --------    -------    -------
Dividends from net investment income    (0.07)      (0.03)     (0.03)     (0.03)
Distributions from net realized gains   (0.25)      (1.73)        --      (0.02)
                                     --------    --------    -------    -------
Total Distributions                     (0.32)      (1.76)     (0.03)     (0.05)
                                     --------    --------    -------    -------
Net asset value, end of year         $  31.16    $  23.13    $ 24.67    $ 20.17
                                     ========    ========    =======    =======
Total Return                            36.37%       1.45%     22.47%     12.38%
                                     ========    ========    =======    =======
Ratios and Supplemental Data:
 Net assets, end of year
  (000's omitted)                    $502,974    $150,390    $74,878    $30,316
                                     ========    ========    =======    =======
 Ratio of expenses to average
  net assets                             0.85%       0.86%      0.97%      0.99%
                                     ========    ========    =======    =======
 Ratio of net investment income
  (loss) to average net assets           0.18%       0.48%      0.25%      0.33%
                                     ========    ========    =======    =======
 Portfolio Turnover Rate               118.33%     111.76%    112.64%     63.91%
                                     ========    ========    =======    =======

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED



































THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002




                           ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                ALGER AMERICAN BALANCED PORTFOLIO












AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES



                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                               ALGER AMERICAN BALANCED PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS


2 ........... Risk/Return Summary: Investments,
              Risks & Performance

      2 ..... Investments

              Alger American MidCap
                Growth Portfolio .................. 2
              Alger American Balanced Portfolio ... 2

      2 .....  Principal Risks

              Alger American MidCap
                Growth Portfolio .................. 3
              Alger American Balanced Portfolio ... 3

      3 ..... Performance

              Alger American MidCap
                Growth Portfolio .................. 4
              Alger American Balanced Portfolio ... 4

4 ........... Fees and Expenses
5 ........... Management and Organization
6 ........... Shareholder Information

              Distributor ......................... 6
              Transfer Agent ...................... 6
              Classes of Fund Shares .............. 6
              Purchasing and Redeeming
                Fund Shares ....................... 6

7 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. Both portfolios (other than the fixed-income portion of the Balanced Portfolio) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.


ALGER AMERICAN BALANCED PORTFOLIO

GOAL

THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on stocks of companies with growth potential and on fixed-income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds that are rated within the four highest rating categories by an established rating agency or, if not rated, are determined by the Fund's Manager to be of comparable quality. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited financial resources


RISKS APPLICABLE TO ALGER AMERICAN
BALANCED PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:

o  fixed-income securities' sensitivity to interest rate movements

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios."

[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and credit bonds.

Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to both indexes presented.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

      -1.54    44.45    11.90    15.01    30.30    31.85     9.18    -6.52
--------------------------------------------------------------------------------
        94       95       96       97       98       99       00       01

Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O
                                                                        Since
                                                                      Inception
                                   1 Year            5 Years          (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth             -6.52%            15.06%            18.79%
S&P MidCap 400 Index               -0.60%            16.12%            15.88%


ALGER AMERICAN BALANCED PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

 9.48    7.79   -4.27   28.62   10.17   19.82   31.51   29.21   -2.76   -1.93
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:    16.94%    Q4       1998
Worst Quarter:   -6.58%    Q4       2000

Average Annual Total Return as of December 31, 2001
Class O
                                                                         Since
                                                                       Inception
                                           1 Year   5 Years  10 Years   (9/5/89)
--------------------------------------------------------------------------------
American Balanced                          -1.93%   14.19%    12.01%     10.85%
S&P 500 Index                              -11.88%  10.70%    12.94%     12.65%
Lehman Brothers Gov't/Credit Bond Index     8.51%    7.37%     7.27%      8.19%


The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.


[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios.


                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN         None         .80%          None       .08%       .88%
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN         None         .75%          None       .10%       .85%
BALANCED PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 Year      3 Years      5 Years       10 Years
================================================================================
  ALGER AMERICAN       $90         $281         $488         $1,084
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN       $87         $271         $471         $1,049
  BALANCED
  PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: MidCap Growth Portfolio--.80%; Balanced Portfolio--.75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, and Alison Barbi, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolio and co-manager of the Balanced Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Ms. Barbi, co-manager of the Balanced Portfolio since September 2001, has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities LLC from 1990 until 1998, and a private investor since 1998.

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                      From
                                                                                                                   May 3, 1993
                                                                                                                  (commencement
                                                                                                                of operations) to
                                                                   Year Ended December 31,                         December 31,
=================================================================================================================================
                        2001         2000         1999       1998         1997       1996       1995       1994         1993(i)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
  beginning of period $  30.62     $  32.23     $  28.87   $  24.18     $  21.35   $  19.44   $  13.46   $  13.72     $  10.00
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net investment income
 (loss)                  (0.09)(ii)   (0.03)(ii)   (0.05)      0.00(ii)    (0.04)      0.03      (0.03)      0.00(ii)    (0.02)
Net realized and
 unrealized gain
 (loss) on investments             (1.23) 2.79      8.00       6.95         3.20       2.29       6.01      (0.21)        3.88
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total from investment
  operations             (1.32)        2.76         7.95       6.95         3.16       2.32       5.98      (0.21)        3.86
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Dividends from net
  investment income         --           --           --         --        (0.01)        --         --         --           --
Distributions from net
  realized gains        (11.63)       (4.37)       (4.59)     (2.26)       (0.32)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total distributions     (11.63)       (4.37)       (4.59)     (2.26)       (0.33)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value, end
 of period            $  17.67     $  30.62     $  32.23   $  28.87     $  24.18   $  21.35   $  19.44   $  13.46     $  13.72
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Total Return             (6.52%)       9.18%       31.85%     30.30%       15.01%     11.90%     44.45%     (1.54%)      38.67%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Ratios and Supplemental Data:
 Net assets, end
  of period
 (000's omitted)      $355,015     $332,734     $931,397   $689,571     $444,967   $394,847   $185,349   $ 62,178     $ 21,301
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of expenses to
  average net assets      0.88%        0.84%        0.85%      0.84%        0.84%      0.84%      0.90%      0.97%        1.50%(iii)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of net
  investment income
  (loss) to average
  net assets             (0.45%)      (0.09%)      (0.21%)     0.00%       (0.15%)     0.08%     (0.25%)     0.03%       (0.58%)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Portfolio Turnover
  Rate                  130.11%      130.85%      162.30%    152.21%      151.98%     90.97%    104.74%     83.96%       67.22%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========

  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

ALGER AMERICAN BALANCED PORTFOLIO (I)
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                    Year Ended December 31,
================================================================================================================
                                             2001         2000        1999        1998        1997        1996
                                           --------     --------     -------     -------     -------     -------
Net asset value, beginning of year         $  13.77     $  15.57     $ 12.98     $ 10.76     $  9.24     $ 13.64
                                           --------     --------     -------     -------     -------     -------
Net investment income (loss)                   0.18         0.20        0.15        0.19        0.17        0.21(ii)
Net realized and unrealized gain (loss)
 on investments                               (0.43)       (0.61)       3.45        3.02        1.63        1.01
                                           --------     --------     -------     -------     -------     -------

Total from investment operations              (0.25)       (0.41)       3.60        3.21        1.80        1.22
                                           --------     --------     -------     -------     -------     -------
Dividends from net investment income          (0.20)       (0.13)      (0.17)      (0.18)      (0.12)      (0.73)
Distributions from net realized gains         (0.24)       (1.26)      (0.84)      (0.81)      (0.16)      (4.89)
                                           --------     --------     -------     -------     -------     -------
Total Distributions                           (0.44)       (1.39)      (1.01)      (0.99)      (0.28)      (5.62)
                                           --------     --------     -------     -------     -------     -------

Net asset value, end of year               $  13.08     $  13.77     $ 15.57     $ 12.98     $ 10.76     $  9.24
                                           ========     ========     =======     =======     =======     =======
Total Return                                  (1.93%)      (2.76%)     29.21%      31.51%      19.82%      10.17%
                                           ========     ========     =======     =======     =======     =======

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $224,959     $115,894     $56,327     $28,208     $16,614     $10,486
                                           ========     ========     =======     =======     =======     =======
 Ratio of expenses to average net assets       0.85%        0.88%       0.93%       0.92%       1.01%       1.14%
                                           ========     ========     =======     =======     =======     =======
 Decrease reflected in above expense
  ratios due to expense reimbursements           --           --          --          --          --          --
                                           ========     ========     =======     =======     =======     =======
 Ratio of net investment income (loss)
  to average net assets                        2.53%        2.40%       1.66%       2.09%       2.14%       2.06%
                                           ========     ========     =======     =======     =======     =======

 Portfolio Turnover Rate                      62.93%       63.37%     118.74%      94.64%     105.01%      68.66%
                                           ========     ========     =======     =======     =======     =======

                                                         Year Ended December 31,
-----------------------------------------------------------------------------------------
                                            1995           1994        1993        1992
                                           -------        -------     -------     -------
Net asset value, beginning of year         $ 10.80        $ 11.58     $ 10.77     $ 10.02
                                           -------        -------     -------     -------
Net investment income (loss)                  0.33(ii)       0.20        0.15        0.22
Net realized and unrealized gain (loss)
 on investments                               2.73          (0.70)       0.69        0.72
                                           -------        -------     -------     -------
Total from investment operations              3.06          (0.50)       0.84        0.94
                                           -------        -------     -------     -------
Dividends from net investment income         (0.22)         (0.13)      (0.03)      (0.19)
Distributions from net realized gains           --          (0.15)         --          --
                                           -------        -------     -------     -------
Total Distributions                          (0.22)         (0.28)      (0.03)      (0.19)
                                           -------        -------     -------     -------
Net asset value, end of year               $ 13.64        $ 10.80     $ 11.58     $ 10.77
                                           =======        =======     =======     =======
Total Return                                 28.62%         (4.27%)      7.79%       9.48%
                                           =======        =======     =======     =======
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $ 3,671        $10,394     $ 7,848     $ 4,009
                                           =======        =======     =======     =======
 Ratio of expenses to average net assets      1.00%          1.08%       1.25%       1.25%
                                           =======        =======     =======     =======
 Decrease reflected in above expense
  ratios due to expense reimbursements          --             --        0.19%       0.42%
                                           =======        =======     =======     =======

 Ratio of net investment income (loss)
  to average net assets                       2.49%          2.30%       2.05%       1.99%
                                           =======        =======     =======     =======
 Portfolio Turnover Rate                    113.02%         78.80%      85.46%      15.27%
                                           =======        =======     =======     =======

(i) Prior to October 1, 1992, the Alger American Balanced Portfolio was the Alger American Fixed Income Portfolio.

(ii) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED













THE ALGER AMERICAN FUND
SEC FILE #811-5550

                            THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002




                           ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                ALGER AMERICAN BALANCED PORTFOLIO





















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS S SHARES



                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                               ALGER AMERICAN BALANCED PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002

TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments,
              Risks & Performance

      2 ..... Investments

              Alger American MidCap
                Growth Portfolio .................. 2
              Alger American Balanced Portfolio ... 2

      2 ..... Principal Risks

              Alger American MidCap
                Growth Portfolio .................. 3
              Alger American Balanced Portfolio ... 3

      3 ..... Performance

              Alger American MidCap
                Growth Portfolio .................. 3
              Alger American Balanced Portfolio ... 3

4 ........... Fees and Expenses
5 ........... Management and Organization
5 ........... Shareholder Information

              Distributor ......................... 5
              Transfer Agent ...................... 5
              Classes of Fund Shares .............. 6
              Purchasing and Redeeming
                Fund Shares ....................... 6

7 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. Both portfolios (other than the fixed-income portion of the Balanced Portfolio) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will dictate in which portfolio(s) it will be placed. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on midsized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.


ALGER AMERICAN BALANCED PORTFOLIO

GOAL

THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.


APPROACH

It focuses on stocks of companies with growth potential and on fixed-income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds that are rated within the four highest rating categories by an established rating agency or, if not rated, are determined by the Fund's Manager to be of comparable quality. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portfolios' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

A portfolio's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

There may be additional risks applicable to a specific portfolio because of its investment approach.

RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

An additional risk of investing in the portfolio is:

o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited financial resources

RISKS APPLICABLE TO ALGER AMERICAN
BALANCED PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:

o  fixed-income securities' sensitivity to interest rate movements

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios."


[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts show the changes in each portfolio's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables compare a portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar charts and tables is for each portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and credit bonds.

Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to both indexes presented.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

   -1.54     44.45     11.90     15.01     30.30     31.85      9.18
--------------------------------------------------------------------------------
     94        95        96        97        98        99        00        01

Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O
                                                                       Since
                                                                     Inception
                                    1 Year           5 Years         (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth              -6.52%           15.06%           18.79%
S&P MidCap 400 Index                -0.60%           16.12%           15.88%


ALGER AMERICAN BALANCED PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

 9.48    7.79   -4.27   28.62   10.17   19.82   31.51   29.21   -2.76
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:    16.94%    Q4       1998
Worst Quarter:   -6.58%    Q4       2000

Average Annual Total Return as of December 31, 2001
Class O
                                                                         Since
                                                                       Inception
                                        1 Year     5 Years  10 Years   (9/5/89)
--------------------------------------------------------------------------------

American Balanced                        -1.93%    14.19%     12.01%    10.85%
S&P 500 Index                            -11.88%   10.70%     12.94%    12.65%
Lehman Brothers Gov't/Credit Bond Index   8.51%     7.37%      7.27%     8.19%

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolios.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================

ALGER AMERICAN         None         .80%          .25%       .08%      1.13%
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN         None         .75%          .25%       .10%      1.10%
BALANCED PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Year       3 Years      5 Years      10 Years
================================================================================
  ALGER AMERICAN               $115         $359         $622         $1,375
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN               $112         $350         $606         $1,340
  BALANCED
  PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

Each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. The Fund has had the same manager since inception and, for the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: MidCap Growth Portfolio--.80%; Balanced Portfolio--.75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios, overseeing the investments of each portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA and Alison Barbi, CFA, are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the MidCap Growth Portfolios and co-manager of the Balanced Portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Ms. Barbi, co-manager of the Balanced Portfolio since September 2001, has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities LLC from 1990 until 1998, and a private investor since 1998.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each partici-pant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                  NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                       From
                                                                                                                    May 3, 1993
                                                                                                                   (commencement
                                                                                                                 of operations) to
                                                                Year Ended December 31,                             December 31,
==================================================================================================================================
                        2001         2000         1999       1998         1997       1996       1995       1994         1993(i)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
  beginning of period $  30.62     $  32.23     $  28.87   $  24.18     $  21.35   $  19.44   $  13.46   $  13.72     $  10.00
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net investment income
 (loss)                  (0.09)(ii)   (0.03)(ii)    0.05       0.00(ii)    (0.04)      0.03      (0.03)      0.00(ii)    (0.02)
Net realized and
 unrealized gain
 (loss) on investments   (1.23)        2.79         8.00       6.95         3.20       2.29       6.01      (0.21)        3.88
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total from investment
  operations             (1.32)        2.76         7.95       6.95         3.16       2.32       5.98      (0.21)        3.86
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Dividends from net
  investment income         --           --           --         --        (0.01)        --         --         --           --
Distributions from net
  realized gains        (11.63)       (4.37)       (4.59)     (2.26)       (0.32)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total distributions     (11.63)       (4.37)       (4.59)     (2.26)       (0.33)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value, end
 of period            $  17.67     $  30.62     $  32.23   $  28.87     $  24.18   $  21.35   $  19.44   $  13.46     $  13.72
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Total Return             (6.52%)       9.18%       31.85%     30.30%       15.01%     11.90%     44.45%     (1.54%)      38.67%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Ratios and Supplemental Data:
 Net assets, end
 of period
 (000's omitted)      $355,015     $332,734     $931,397   $689,571     $444,967   $394,847   $185,349   $ 62,178     $ 21,301
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of expenses to
  average net assets      0.88%        0.84%        0.85%      0.84%        0.84%      0.84%      0.90%      0.97%        1.50%(iii)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of net
  investment income
  (loss) to average
  net assets             (0.45%)      (0.09%)      (0.21%)     0.00%       (0.15%)     0.08%     (0.25%)     0.03%       (0.58%)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Portfolio Turnover
  Rate                  130.11%      130.85%      162.30%    152.21%      151.98%     90.97%    104.74%     83.96%       67.22%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========

  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

ALGER AMERICAN BALANCED PORTFOLIO (I)
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                  Year Ended December 31,
================================================================================================================
                                             2001         2000        1999        1998        1997        1996
                                           --------     --------     -------     -------     -------     -------
Net asset value, beginning of year         $  13.77     $  15.57     $ 12.98     $ 10.76     $  9.24     $ 13.64
                                           --------     --------     -------     -------     -------     -------
Net investment income (loss)                   0.18         0.20        0.15        0.19        0.17        0.21(ii)
Net realized and unrealized gain (loss)
 on investments                               (0.43)       (0.61)       3.45        3.02        1.63        1.01
                                           --------     --------     -------     -------     -------     -------

Total from investment operations              (0.25)       (0.41)       3.60        3.21        1.80        1.22
                                           --------     --------     -------     -------     -------     -------
Dividends from net investment income          (0.20)       (0.13)      (0.17)      (0.18)      (0.12)      (0.73)
Distributions from net realized gains         (0.24)       (1.26)      (0.84)      (0.81)      (0.16)      (4.89)
                                           --------     --------     -------     -------     -------     -------
Total Distributions                           (0.44)       (1.39)      (1.01)      (0.99)      (0.28)      (5.62)
                                           --------     --------     -------     -------     -------     -------

Net asset value, end of year               $  13.08     $  13.77     $ 15.57     $ 12.98     $ 10.76     $  9.24
                                           ========     ========     =======     =======     =======     =======
Total Return                                  (1.93%)      (2.76%)     29.21%      31.51%      19.82%      10.17%
                                           ========     ========     =======     =======     =======     =======

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $224,959     $115,894     $56,327     $28,208     $16,614     $10,486
                                           ========     ========     =======     =======     =======     =======
 Ratio of expenses to average net assets       0.85%        0.88%       0.93%       0.92%       1.01%       1.14%
                                           ========     ========     =======     =======     =======     =======
 Decrease reflected in above expense
  ratios due to expense reimbursements           --           --          --          --          --          --
                                           ========     ========     =======     =======     =======     =======
 Ratio of net investment income (loss)
  to average net assets                        2.53%        2.40%       1.66%       2.09%       2.14%       2.06%
                                           ========     ========     =======     =======     =======     =======

 Portfolio Turnover Rate                      62.93%       63.37%     118.74%      94.64%     105.01%      68.66%
                                           ========     ========     =======     =======     =======     =======

                                                        Year Ended December 31,
=========================================================================================
                                             1995           1994        1993        1992
                                           -------        -------     -------     -------
Net asset value, beginning of year         $ 10.80        $ 11.58     $ 10.77     $ 10.02
                                           -------        -------     -------     -------
Net investment income (loss)                  0.33(ii)       0.20        0.15        0.22
Net realized and unrealized gain (loss)
 on investments                               2.73          (0.70)       0.69        0.72
                                           -------        -------     -------     -------
Total from investment operations              3.06          (0.50)       0.84        0.94
                                           -------        -------     -------     -------
Dividends from net investment income         (0.22)         (0.13)      (0.03)      (0.19)
Distributions from net realized gains           --          (0.15)         --          --
                                           -------        -------     -------     -------
Total Distributions                          (0.22)         (0.28)      (0.03)      (0.19)
                                           -------        -------     -------     -------
Net asset value, end of year               $ 13.64        $ 10.80     $ 11.58     $ 10.77
                                           =======        =======     =======     =======
Total Return                                 28.62%         (4.27%)      7.79%       9.48%
                                           =======        =======     =======     =======
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $ 3,671        $10,394     $ 7,848     $ 4,009
                                           =======        =======     =======     =======
 Ratio of expenses to average net assets      1.00%          1.08%       1.25%       1.25%
                                           =======        =======     =======     =======
 Decrease reflected in above expense
  ratios due to expense reimbursements          --             --        0.19%       0.42%
                                           =======        =======     =======     =======

 Ratio of net investment income (loss)
  to average net assets                       2.49%          2.30%       2.05%       1.99%
                                           =======        =======     =======     =======
 Portfolio Turnover Rate                    113.02%         78.80%      85.46%      15.27%
                                           =======        =======     =======     =======

(i) Prior to October 1, 1992, the Alger American Balanced Portfolio was the Alger American Fixed Income Portfolio.

(ii) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
























THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002





                           ALGER AMERICAN MIDCAP GROWTH PORTFOLIO












AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES




                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments,
              Risks & Performance

3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio  focuses on midsized  companies with promising  growth  potential.
Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

An additional risk of investing in the portfolio is:

o  the possibility of greater risk by investing in medium-sized companies rather
   than  larger,   more   established   companies   owing  to  such  factors  as
   inexperienced management and limited financial resources


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

  -1.54     44.45     11.90     15.01     30.30     31.85      9.18     -6.52
--------------------------------------------------------------------------------
    94        95        96        97        98        99        00        01

Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                       Since
                                                                     Inception
                                    1 Year           5 Years         (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth              -6.52%           15.06%           18.79%
S&P MidCap 400 Index                -0.60%           16.12%           15.88%


The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.


[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio.


                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================


ALGER AMERICAN          None       .80%           None       .08%       .88%
MIDCAP GROWTH
PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year     3 Years     5 Years      10 Years
================================================================================
  ALGER AMERICAN                   $90        $281        $488        $1,084
  MIDCAP GROWTH
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .80%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Dan C. Chung, CFA is the individual responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                      From
                                                                                                                   May 3, 1993
                                                                                                                  (commencement
                                                                                                                of operations) to
                                                           Year Ended December 31,                                  December 31,
=================================================================================================================================
                        2001         2000         1999       1998         1997       1996       1995       1994         1993(i)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
  beginning of period $  30.62     $  32.23     $  28.87   $  24.18     $  21.35   $  19.44   $  13.46   $  13.72     $  10.00
                                   --------     --------   --------     --------   --------   --------   --------     --------
Net investment income
 (loss)                  (0.09)(ii)   (0.03)(ii)   (0.05)      0.00(ii)    (0.04)      0.03      (0.03)      0.00(ii)    (0.02)
Net realized and
 unrealized gain
 (loss) on investments   (1.23)        2.79         8.00       6.95         3.20       2.29       6.01      (0.21)        3.88
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total from investment
  operations             (1.32)        2.76         7.95       6.95         3.16       2.32       5.98      (0.21)        3.86
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Dividends from net
 investment income          --           --           --         --        (0.01)        --         --         --           --
Distributions from
 net realized gains     (11.63)       (4.37)       (4.59)     (2.26)       (0.32)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total distributions     (11.63)       (4.37)       (4.59)     (2.26)       (0.33)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
 end of period        $  17.67     $  30.62     $  32.23   $  28.87     $  24.18   $  21.35   $  19.44   $  13.46     $  13.72
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Total Return             (6.52%)       9.18%       31.85%     30.30%       15.01%     11.90%     44.45%     (1.54%)      38.67%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Ratios and Supplemental Data:
 Net assets, end
  of period
  (000's omitted)     $355,015     $332,734     $931,397   $689,571     $444,967   $394,847   $185,349   $ 62,178     $ 21,301
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of expenses to
  average net assets      0.88%        0.84%        0.85%      0.84%        0.84%      0.84%      0.90%      0.97%        1.50%(iii)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of net
  investment income
  (loss) to average
  net assets             (0.45%)      (0.09%)      (0.21%)     0.00%       (0.15%)     0.08%     (0.25%)     0.03%       (0.58%)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Portfolio Turnover
  Rate                  130.11%      130.85%      162.30%    152.21%      151.98%     90.97%    104.74%     83.96%       67.22%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========

  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED




























THE ALGER AMERICAN FUND
SEC FILE #811-5550

                            THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002



                           ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                         THE ALGER AMERICAN FUND

                                                                  CLASS S SHARES



                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments,
              Risks & Performance

3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio  focuses on midsized  companies with promising  growth  potential.
Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

An additional risk of investing in the portfolio is:

o  the possibility of greater risk by investing in medium-sized companies rather
   than  larger,   more   established   companies   owing  to  such  factors  as
   inexperienced management and limited financial resources


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar chart and table is for the portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P MidCap 400 Index: An index of common stocks designed to track performance of medium-capitalization companies.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

  -1.54     44.45     11.90     15.01     30.30     31.85      9.18     -6.52
--------------------------------------------------------------------------------
    94        95        96        97        98        99        00        01

Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -17.76%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                         Since
                                                                       Inception
                                     1 Year           5 Years           (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth               -6.52%            15.06%            18.79%
S&P MidCap 400 Index                 -0.60%            16.12%            15.88%



[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN          None        .80%          .25%        .08%      1.13%
MIDCAP GROWTH
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         1 Year   3 Years    5 Years   10 Years
================================================================================
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO    $115      $359       $622      $1,375


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT~THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .80%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Dan C. Chung is the individual responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single~portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
CLASS O SHARES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                       From
                                                                                                                    May 3, 1993
                                                                                                                   (commencement
                                                                                                                 of operations) to
                                                          Year Ended December 31,                                   December 31,
==================================================================================================================================
                        2001         2000         1999       1998         1997       1996       1995       1994         1993(i)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
  beginning of period $  30.62     $  32.23     $  28.87   $  24.18     $  21.35   $  19.44   $  13.46   $  13.72     $  10.00
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net investment income
  (loss)                 (0.09)(ii)   (0.03)(ii)   (0.05)      0.00(ii)    (0.04)      0.03      (0.03)      0.00(ii)    (0.02)
Net realized and
 unrealized gain
 (loss) on investments   (1.23)        2.79         8.00       6.95         3.20       2.29       6.01      (0.21)        3.88
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total from investment
  operations             (1.32)        2.76         7.95       6.95         3.16       2.32       5.98      (0.21)        3.86
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Dividends from net
  investment income         --           --           --         --        (0.01)        --         --         --           --
Distributions from net
  realized gains        (11.63)       (4.37)       (4.59)     (2.26)       (0.32)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Total distributions     (11.63)       (4.37)       (4.59)     (2.26)       (0.33)     (0.41)        --      (0.05)       (0.14)
                      --------     --------     --------   --------     --------   --------   --------   --------     --------
Net asset value,
 end of period        $  17.67     $  30.62     $  32.23   $  28.87     $  24.18   $  21.35   $  19.44   $  13.46     $  13.72
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Total Return             (6.52%)       9.18%       31.85%     30.30%       15.01%     11.90%     44.45%     (1.54%)      38.67%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
Ratios and Supplemental Data:
 Net assets, end
  of period
 (000's omitted)      $355,015     $332,734     $931,397   $689,571     $444,967   $394,847   $185,349   $ 62,178     $ 21,301
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of expenses to
  average net assets      0.88%        0.84%        0.85%      0.84%        0.84%      0.84%      0.90%      0.97%        1.50%(iii)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Ratio of net
  investment income
  (loss) to average
  net assets             (0.45%)      (0.09%)      (0.21%)     0.00%       (0.15%)     0.08%     (0.25%)     0.03%       (0.58%)
                      ========     ========     ========   ========     ========   ========   ========   ========     ========
 Portfolio Turnover
  Rate                  130.11%      130.85%      162.30%    152.21%      151.98%     90.97%    104.74%     83.96%       67.22%
                      ========     ========     ========   ========     ========   ========   ========   ========     ========


  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount has been reduced by 0.03% due to expense reimbursements.

FOR FUND INFORMATION:
By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED









THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002




                                  ALGER AMERICAN GROWTH PORTFOLIO














AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES




                                                 ALGER AMERICAN GROWTH PORTFOLIO




                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments,
              Risks & Performance

3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--
ALGER AMERICAN GROWTH PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

12.38   22.47    1.45   36.37   13.35   25.75   48.07   33.74   -14.77  -11.81
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                        Since
                                                                      Inception
                        1 Year         5 Years       10 Years         (1/9/89)
--------------------------------------------------------------------------------
American Growth         -11.81%        13.36%         14.98%           16.58%
S&P 500 Index           -11.88%        10.70%         12.94%           14.07%


The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.


[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN         None         .75%          None       .06%       .81%
GROWTH PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                               1 Year      3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN                $83          $259         $450         $1,002
  GROWTH PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Dan C. Chung, CFA and David Hyun, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, co-manager of the portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, co-manager of the portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each partici-pant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                          Year Ended December 31,
================================================================================================================================
                                              2001           2000           1999           1998           1997           1996
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year         $    47.27     $    64.38     $    53.22     $    42.76     $    34.33     $    31.16
                                           ----------     ----------     ----------     ----------     ----------     ----------

Net investment income (loss)                     0.01           0.10          (0.03)          0.09           0.13           0.12
Net realized and unrealized gain (loss)
 on investments                                 (4.88)         (8.75)         16.66          18.32           8.66           4.00
                                           ----------     ----------     ----------     ----------     ----------     ----------

Total from investment operations                (4.87)         (8.65)         16.63          18.41           8.79           4.12
                                           ----------     ----------     ----------     ----------     ----------     ----------

Dividends from net investment income            (0.10)            --          (0.08)         (0.13)         (0.13)         (0.02)
Distributions from net realized gains           (5.53)         (8.46)         (5.39)         (7.82)         (0.23)         (0.93)
                                           ----------     ----------     ----------     ----------     ----------     ----------

Total Distributions                             (5.63)         (8.46)         (5.47)         (7.95)         (0.36)         (0.95)
                                           ----------     ----------     ----------     ----------     ----------     ----------

Net asset value, end of year               $    36.77     $    47.27     $    64.38     $    53.22     $    42.76     $    34.33
                                           ==========     ==========     ==========     ==========     ==========     ==========

Total Return                                   (11.81%)       (14.77%)        33.74%         48.07%         25.75%         13.35%
                                           ==========     ==========     ==========     ==========     ==========     ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $1,540,327     $1,809,937     $3,387,526     $1,905,719     $1,072,529     $  991,028
                                           ==========     ==========     ==========     ==========     ==========     ==========

 Ratio of expenses to average net assets         0.81%          0.79%          0.79%          0.79%          0.79%          0.79%
                                           ==========     ==========     ==========     ==========     ==========     ==========

 Ratio of net investment income (loss)
  to average net assets                          0.03%          0.12%         (0.03%)         0.25%          0.27%          0.50%
                                           ==========     ==========     ==========     ==========     ==========     ==========

                                                                                                                      ----------
 Portfolio Turnover Rate                        87.79%        108.27%        135.13%        127.38%        129.50%         82.86%
                                           ==========     ==========     ==========     ==========     ==========     ==========

                                                     Year Ended December 31,
--------------------------------------------------------------------------------------
                                              1995        1994        1993        1992
                                           -------     -------     -------     -------
Net asset value, beginning of year         $ 23.13     $ 24.67     $ 20.17     $ 18.00
                                           -------     -------     -------     -------

Net investment income (loss)                  0.02        0.07        0.03        0.03
Net realized and unrealized gain (loss)
 on investments                               8.33        0.15        4.50        2.19
                                           -------     -------     -------     -------

Total from investment operations              8.35        0.22        4.53        2.22
                                           -------     -------     -------     -------

Dividends from net investment income         (0.07)      (0.03)      (0.03)      (0.03)
Distributions from net realized gains        (0.25)      (1.73)         --       (0.02)
                                           -------     -------     -------     -------

Total Distributions                          (0.32)      (1.76)      (0.03)      (0.05)
                                           -------     -------     -------     -------

Net asset value, end of year               $ 31.16     $ 23.13     $ 24.67     $ 20.17
                                           =======     =======     =======     =======

Total Return                                 36.37%       1.45%      22.47%      12.38%
                                           =======     =======     =======     =======
Ratios and Supplemental Data:

 Net assets, end of year (000's omitted)   $502,974    $150,390    $74,878     $30,316
                                           =======     =======     =======     =======

 Ratio of expenses to average net assets      0.85%       0.86%       0.97%       0.99%
                                           =======     =======     =======     =======

 Ratio of net investment income (loss)
  to average net assets                       0.18%       0.48%       0.25%       0.33%
                                           =======     =======     =======     =======

 Portfolio Turnover Rate                    118.33%     111.76%     112.64%      63.91%
                                           =======     =======     =======     =======

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED




























THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002



                                  ALGER AMERICAN GROWTH PORTFOLIO
















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS S SHARES





                                                 ALGER AMERICAN GROWTH PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


                                                               TABLE OF CONTENTS


2 ........... Risk/Return Summary: Investments,
              Risks & Performance

3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--
ALGER AMERICAN GROWTH PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar chart and table is for the portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that

Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

12.38   22.47    1.45   36.37   13.35   25.75   48.07   33.74   -14.77  -11.81
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -18.43%    Q3      2001

Average Annual Total Return as of December 31, 2001
Class O
                                                                       Since
                                                                     Inception
                         1 Year         5 Years       10 Years       (1/9/89)
--------------------------------------------------------------------------------
American Growth         -11.81%         13.36%         14.98%         16.58%
S&P 500 Index           -11.88%         10.70%         12.94%         14.07%


[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio.


                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN         None         .75%          .25%       .06%      1.06%
GROWTH PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year    3 Years    5 Years      10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN                  $108       $337       $585       $1,294
  GROWTH PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Dan C. Chung, CFA and David Hyun, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, co-manager of the portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Mr. Hyun, co-manager of the portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                         Year Ended December 31,
================================================================================================================================
                                              2001           2000           1999           1998           1997           1996
                                           ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year         $    47.27     $    64.38     $    53.22     $    42.76     $    34.33     $    31.16
                                           ----------     ----------     ----------     ----------     ----------     ----------

Net investment income (loss)                     0.01           0.10          (0.03)          0.09           0.13           0.12
Net realized and unrealized gain (loss)
 on investments                                 (4.88)         (8.75)         16.66          18.32           8.66           4.00
                                           ----------     ----------     ----------     ----------     ----------     ----------

Total from investment operations                (4.87)         (8.65)         16.63          18.41           8.79           4.12
                                           ----------     ----------     ----------     ----------     ----------     ----------

Dividends from net investment income            (0.10)            --          (0.08)         (0.13)         (0.13)         (0.02)
Distributions from net realized gains           (5.53)         (8.46)         (5.39)         (7.82)         (0.23)         (0.93)
                                           ----------     ----------     ----------     ----------     ----------     ----------

Total Distributions                             (5.63)         (8.46)         (5.47)         (7.95)         (0.36)         (0.95)
                                           ----------     ----------     ----------     ----------     ----------     ----------

Net asset value, end of year               $    36.77     $    47.27     $    64.38     $    53.22     $    42.76     $    34.33
                                           ==========     ==========     ==========     ==========     ==========     ==========

Total Return                                   (11.81%)       (14.77%)        33.74%         48.07%         25.75%         13.35%
                                           ==========     ==========     ==========     ==========     ==========     ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $1,540,327     $1,809,937     $3,387,526     $1,905,719     $1,072,529     $  991,028
                                           ==========     ==========     ==========     ==========     ==========     ==========

 Ratio of expenses to average net assets         0.81%          0.79%          0.79%          0.79%          0.79%          0.79%
                                           ==========     ==========     ==========     ==========     ==========     ==========

 Ratio of net investment income (loss)
  to average net assets                          0.03%          0.12%         (0.03%)         0.25%          0.27%          0.50%
                                           ==========     ==========     ==========     ==========     ==========     ==========

 Portfolio Turnover Rate                        87.79%        108.27%        135.13%        127.38%        129.50%         82.86%
                                           ==========     ==========     ==========     ==========     ==========     ==========

                                                       Year Ended December 31,
==========================================================================================
                                             1995         1994         1993         1992
                                           --------     --------     --------     --------
Net asset value, beginning of year         $  23.13     $  24.67     $  20.17     $  18.00
                                           --------     --------     --------     --------
Net investment income (loss)                   0.02         0.07         0.03         0.03
Net realized and unrealized gain (loss)
 on investments                                8.33         0.15         4.50         2.19
                                           --------     --------     --------     --------
Total from investment operations               8.35         0.22         4.53         2.22
                                           --------     --------     --------     --------
Dividends from net investment income          (0.07)       (0.03)       (0.03)       (0.03)
Distributions from net realized gains         (0.25)       (1.73)          --        (0.02)
                                           --------     --------     --------     --------
Total Distributions                           (0.32)       (1.76)       (0.03)       (0.05)
                                           --------     --------     --------     --------
Net asset value, end of year               $  31.16     $  23.13     $  24.67     $  20.17
                                           ========     ========     ========     ========
Total Return                                  36.37%        1.45%       22.47%       12.38%
                                           ========     ========     ========     ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $502,974     $150,390     $ 74,878     $ 30,316
                                           ========     ========     ========     ========
 Ratio of expenses to average net assets       0.85%        0.86%        0.97%        0.99%
                                           ========     ========     ========     ========
 Ratio of net investment income (loss)
  to average net assets                        0.18%        0.48%        0.25%        0.33%
                                           ========     ========     ========     ========
 Portfolio Turnover Rate                     118.33%      111.76%      112.64%       63.91%
                                           ========     ========     ========     ========

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED






















THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                      A POOLED FUNDING VEHICLE FOR:
                      o VARIABLE ANNUITY CONTRACTS
                      o VARIABLE LIFE INSURANCE POLICIES
                      o QUALIFIED PENSION PLANS
                      o QUALIFIED RETIREMENT PLANS


                                                        PROSPECTUS

                                                       MAY 1, 2002



                     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES




                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments,
              Risks & Performance


3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more established companies owing to such factors as inexperienced management and limited financial resources


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. The returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

 3.55   13.28   -4.38   44.31    4.18   11.39   15.53   43.42   -27.20  -29.51
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                        Since
                                                                      Inception
                                    1 Year      5 Years    10 Years   (9/21/88)
--------------------------------------------------------------------------------
American Small Capitalization      -29.51%      -1.08%      4.79%      11.70%
Russell 2000 Growth Index           -9.23%       2.87%      7.19%       8.64%

The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN SMALL    None        .85%          None       .07%       .92%
CAPITALIZATION
PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year       3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN SMALL          $94          $293          $509          $1,131
  CAPITALIZATION PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .85%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Jill Greenwald, CFA is the individual responsible for the day-to-day management of portfolio investments. Ms. Greenwald, manager of the portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                       Year Ended December 31,
=============================================================================================================================
                                             2001         2000           1999             1998        1997             1996
                                           --------     --------       --------       ----------     -------       ----------
Net asset value, beginning of year         $  23.49     $  55.15       $ 43.97 $           43.75     $ 40.91       $    39.41
                                           --------     --------       --------       ----------     -------       ----------
Net investment income (loss)                  (0.03)        0.01(i)       (0.12)(i)        (0.02)      (0.05)(i)        (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                               (6.90)      (12.80)         16.98             6.30        4.45             1.70
                                           --------     --------       --------       ----------     -------       ----------
Total from investment operations              (6.93)      (12.79)         16.86             6.28        4.40             1.66
                                           --------     --------       --------       ----------     -------       ----------
Dividends from net investment income          (0.01)          --             --               --          --               --
Distributions from net realized gains            --       (18.87)         (5.68)           (6.06)      (1.56)           (0.16)
                                           --------     --------       --------       ----------     -------       ----------
Total distributions                           (0.01)      (18.87)         (5.68)           (6.06)      (1.56)           (0.16)
                                           --------     --------       --------       ----------     -------       ----------
Net asset value, end of year               $  16.55     $  23.49       $ 55.15 $           43.97     $ 43.75       $    40.91
                                           ========     ========       ========       ==========     =======       ==========
Total Return                                 (29.51%)     (27.20%)        43.42%           15.53%      11.39%            4.18%
                                           ========     ========       ========       ==========     =======       ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $517,364     $700,370       $674,864       $1,216,584     $997,586      $1,469,518
                                           ========     ========       ========       ==========     =======       ==========

 Ratio of expenses to average net assets       0.92%        0.90%          0.90%            0.89%       0.89%            0.88%
                                           ========     ========       ========       ==========     =======       ==========

 Ratio of net investment income (loss)
  to average net assets                       (0.27%)       0.03%         (0.28%)          (0.20%)     (0.12%)          (0.09%)
                                           ========     ========       ========       ==========     =======       ==========

 Portfolio Turnover Rate                     181.80%      217.69%        182.25%          142.90%     104.43%          110.04%
                                           ========     ========       ========       ==========     =======       ==========

                                                        Year Ended December 31,
--------------------------------------------------------------------------------------------
                                             1995         1994           1993         1992
                                           --------     --------       --------     --------
Net asset value, beginning of year         $  27.31     $  30.88       $  27.26     $  26.79
                                           --------     --------       --------     --------
Net investment income (loss)                  (0.09)       (0.03)(i)      (0.05)       (0.06)
Net realized and unrealized gain (loss)
 on investments                               12.19        (1.45)          3.67         0.91
                                           --------     --------       --------     --------
Total from investment operations              12.10        (1.48)          3.62         0.85
                                           --------     --------       --------     --------
Dividends from net investment income             --           --             --           --
Distributions from net realized gains            --        (2.09)            --        (0.38)
                                           --------     --------       --------     --------
Total distributions                              --        (2.09)            --        (0.38)
                                           --------     --------       --------     --------
Net asset value, end of year               $  39.41     $  27.31       $  30.88     $  27.26
                                           ========     ========       ========     ========
Total Return                                  44.31%       (4.38%)        13.28%        3.55%
                                           ========     ========       ========     ========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $984,212     $397,037       $238,850     $135,718
                                           ========     ========       ========     ========

 Ratio of expenses to average net assets       0.92%        0.96%          1.03%        0.98%
                                           ========     ========       ========     ========
 Ratio of net investment income (loss)
  to average net assets                       (0.48%)      (0.10%)        (0.35%)      (0.37%)
                                           ========     ========       ========     ========
 Portfolio Turnover Rate                      80.66%      117.61%        148.07%      108.06%
                                           ========     ========       ========     ========

(i)  Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED




















THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                      A POOLED FUNDING VEHICLE FOR:
                      o VARIABLE ANNUITY CONTRACTS
                      o VARIABLE LIFE INSURANCE POLICIES
                      o QUALIFIED PENSION PLANS
                      o QUALIFIED RETIREMENT PLANS


                                                        PROSPECTUS

                                                       MAY 1, 2002



                     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO




















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND

                                                                  CLASS S SHARES




                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments,
              Risks & Performance


3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
              Fund Shares ...................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

An additional risk of investing in the portfolio is:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more established companies owing to such factors as inexperienced management and limited financial resources


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar chart and table is for the portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. The returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

 3.55   13.28   -4.38   44.31    4.18   11.39   15.53   43.42   -27.20  -29.51
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                        Since
                                                                      Inception
                                   1 Year      5 Years    10 Years    (9/21/88)
--------------------------------------------------------------------------------
American Small Capitalization      -29.51%      -1.08%      4.79%      11.70%
Russell 2000 Growth Index           -9.23%       2.87%      7.19%       8.64%


[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN SMALL   None         .85%         .25%        .07%      1.17%
CAPITALIZATION
PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN SMALL           $119         $372         $644        $1,420
  CAPITALIZATION PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The Portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .85%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Jill Greenwald, CFA is the individual responsible for the day-to-day management of portfolio investments. Ms. Greenwald, manager of the portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                        Year Ended December 31,
==============================================================================================================================
                                             2001         2000           1999             1998         1997             1996
                                           --------     --------       --------       ----------     --------       ----------
Net asset value, beginning of year         $  23.49     $  55.15       $ 43.97 $           43.75     $  40.91       $    39.41
                                                        --------       --------       ----------     --------       ----------
Net investment income (loss)                  (0.03)        0.01(i)       (0.12)(i)        (0.02)       (0.05)(i)        (0.04)(i)
Net realized and unrealized gain (loss)
 on investments                               (6.90)      (12.80)         16.98             6.30         4.45             1.70
                                           --------     --------       --------       ----------     --------       ----------
Total from investment operations              (6.93)      (12.79)         16.86             6.28         4.40             1.66
                                           --------     --------       --------       ----------     --------       ----------
Dividends from net investment income          (0.01)          --             --               --           --               --
Distributions from net realized gains            --       (18.87)         (5.68)           (6.06)       (1.56)           (0.16)
                                           --------     --------       --------       ----------     --------       ----------

Total distributions                           (0.01)      (18.87)         (5.68)           (6.06)       (1.56)           (0.16)
                                           --------     --------       --------       ----------     --------       ----------
Net asset value, end of year               $  16.55     $  23.49       $ 55.15 $           43.97     $  43.75       $    40.91
                                           ========     ========       ========       ==========     ========       ==========
Total Return                                 (29.51%)     (27.20%)        43.42%           15.53%       11.39%            4.18%
                                           ========     ========       ========       ==========     ========       ==========

Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $517,364     $700,370       $674,864       $1,216,584     $997,586       $1,469,518
                                           ========     ========       ========       ==========     ========       ==========

 Ratio of expenses to average net assets       0.92%        0.90%          0.90%            0.89%        0.89%            0.88%
                                           ========     ========       ========       ==========     ========       ==========

 Ratio of net investment income (loss)
  to average net assets                       (0.27%)       0.03%         (0.28%)          (0.20%)      (0.12%)          (0.09%)
                                           ========     ========       ========       ==========     ========       ==========

 Portfolio Turnover Rate                     181.80%      217.69%        182.25%          142.90%      104.43%          110.04%
                                           ========     ========       ========       ==========     ========       ==========

                                                        Year Ended December 31,
============================================================================================
                                             1995         1994           1993         1992
                                           --------     --------       --------     --------
Net asset value, beginning of year         $  27.31     $  30.88       $  27.26     $  26.79
                                           --------     --------       --------     --------

Net investment income (loss)                  (0.09)       (0.03)(i)      (0.05)       (0.06)
Net realized and unrealized gain (loss)
 on investments                               12.19        (1.45)          3.67         0.91
                                           --------     --------       --------     --------
Total from investment operations              12.10        (1.48)          3.62         0.85
                                           --------     --------       --------     --------
Dividends from net investment income             --           --             --           --
Distributions from net realized gains            --        (2.09)            --        (0.38)
                                           --------     --------       --------     --------

Total distributions                              --        (2.09)            --        (0.38)
                                           --------     --------       --------     --------
Net asset value, end of year               $  39.41     $  27.31       $  30.88     $  27.26
                                           ========     ========       ========     ========
Total Return                                  44.31%       (4.38%)        13.28%        3.55%
                                           ========     ========       ========     ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted)   $984,212     $397,037       $238,850     $135,718
                                           ========     ========       ========     ========
 Ratio of expenses to average net assets       0.92%        0.96%          1.03%        0.98%
                                           ========     ========       ========     ========
 Ratio of net investment income (loss)
  to average net assets                       (0.48%)      (0.10%)        (0.35%)      (0.37%)
                                           ========     ========       ========     ========
 Portfolio Turnover Rate                      80.66%      117.61%        148.07%      108.06%
                                           ========     ========       ========     ========

(i)  Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED





















THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002



                        ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO











AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES




                                       ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments,
              Risks & Performance


4 ........... Fees and Expenses
4 ........... Management and Organization
5 ........... Shareholder Information

              Distributor .......................5
              Transfer Agent ....................5
              Classes of Fund Shares ............5
              Purchasing and Redeeming
                Fund Shares .....................5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

Additional risks of investing in the portfolio are:

o the possibility of greater risk by investing in small- and medium-sized companies (in addition to large, more established companies) owing to such factors as inexperienced management and limited financial resources

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

            12.04     19.68     57.83     78.06     -24.83    -15.93
           ----------------------------------------------------------
              96        97        98        99        00        01

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2001
Class O
                                                                     Since
                                                                   Inception
                                    1 Year          5 Years         (1/25/95)
--------------------------------------------------------------------------------
American Leveraged AllCap           -15.93%          16.28%          22.77%
S&P 500 Index                       -11.88%          10.70%          15.75%

The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN         None         .85%         None        .07%       .92%
LEVERAGED ALLCAP
PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year   3 Years    5 Years     10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN LEVERAGED          $94       $293       $509       $1,131
  ALLCAP PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .85%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios of the Fund prior to 1995. David Hyun, CFA is the individual responsible for the day-to-day management of portfolio investments. Mr. Hyun, manager of the portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                   From
                                                                                                             January 25, 1995
                                                                                                               (commencement
                                                                                                             of operations) to
                                                                 Year Ended December 31,                        December 31,
==============================================================================================================================
                                         2001          2000          1999       1998       1997       1996          1995(i)
                                       --------      --------      --------   --------   --------   --------      --------
Net asset value, beginning of period   $  38.80      $  57.97      $  34.90   $  23.17   $  19.36   $  17.43      $  10.00
                                       --------      --------      --------   --------   --------   --------      --------
Net investment income (loss)               0.00(ii)     (0.02)(ii)    (0.09)     (0.05)     (0.03)     (0.03)(ii)    (0.03)
Net realized and unrealized gain
  on investments                          (6.06)       (13.77)        25.93      12.99       3.84       2.14          7.46
                                       --------      --------      --------   --------   --------   --------      --------
Total from investment operations          (6.06)       (13.79)        25.84      12.94       3.81       2.11          7.43
Distributions from net realized gains     (1.19)        (5.38)        (2.77)     (1.21)        --      (0.18)           --
                                       --------      --------      --------   --------   --------   --------      --------
Net asset value, end of period         $  31.55      $  38.80      $  57.97   $  34.90   $  23.17   $  19.36      $  17.43
                                       ========      ========      ========   ========   ========   ========      ========
Total Return                             (15.93%)      (24.83%)       78.06%     57.83%     19.68%     12.04%        74.30%
                                       ========      ========      ========   ========   ========   ========      ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                      $443,209      $476,517      $362,500   $101,710   $ 53,488   $ 34,925      $  5,497
                                       ========      ========      ========   ========   ========   ========      ========
 Ratio of expenses to
  average net assets                       0.92%         0.90%         0.93%      0.96%      1.00%      1.09%         1.56%(iii)
                                       ========      ========      ========   ========   ========   ========      ========
 Ratio of net investment income (loss)
  to average net assets                    0.00%        (0.03%)       (0.49%)    (0.27%)    (0.17%)    (0.15%)       (0.71%)
                                       ========      ========      ========   ========   ========   ========      ========
 Portfolio Turnover Rate                 103.03%       132.28%       155.74%    143.59%    164.27%    102.10%       178.23%
                                       ========      ========      ========   ========   ========   ========      ========

  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the year.
(iii) Amount has been reduced by 2.36% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED





















THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002



                        ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO


















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS S SHARES



                                                        ALGER AMERICAN LEVERAGED
                                                                ALLCAP PORTFOLIO


                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments,
              Risks & Performance

3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

Under normal circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

Additional risks of investing in the portfolio are:

o the possibility of greater risk by investing in small- and medium-sized companies (in addition to large, more established companies) owing to such factors as inexperienced management and limited financial resources

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed

[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and give you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar chart and table is for the portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

       12.04       19.68       57.83       78.06       -24.83      -15.93
      --------------------------------------------------------------------
         96          97          98          99          00          01

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2001
Class O

                                                                       Since
                                                                     Inception
                                     1 Year          5 Years          (1/25/95)
--------------------------------------------------------------------------------
American Leveraged AllCap            -15.93%         16.28%            22.77%
S&P 500 Index                        -11.88%         10.70%            15.75%


[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================
ALGER AMERICAN          None        .85%         .25%        .07%       1.17%
LEVERAGED ALLCAP
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year      3 Years       5 Years      10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN               $119         $372         $644         $1,420
  LEVERAGED ALLCAP
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .85%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios of the Fund prior to 1995. David Hyun, CFA is the individual responsible for the day-to-day management of portfolio investments. Mr. Hyun, manager of the portfolio since September 2001, has been employed by the Manager as an Executive Vice President since September 2001, prior to which he was employed by the Manager as an analyst from 1991 until 1997 and as a Senior Vice President and portfolio manager from 1997 until June 2000; he was a portfolio manager at Oppenheimer Funds from June 2000 until September 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                      From
                                                                                                                January 25, 1995
                                                                                                                  (commencement
                                                                                                                of operations) to
                                                                    Year Ended December 31,                         December 31,
=================================================================================================================================
                                             2001          2000          1999       1998       1997       1996          1995(i)
                                         --------      --------      --------   --------   --------   --------      --------
Net asset value, beginning of period     $  38.80      $  57.97      $  34.90   $  23.17   $  19.36   $  17.43      $  10.00
                                         --------      --------      --------   --------   --------   --------      --------
Net investment income (loss)                 0.00(ii)     (0.02)(ii)    (0.09)     (0.05)     (0.03)     (0.03)(ii)    (0.03)
Net realized and unrealized gain
  on investments                            (6.06)       (13.77)        25.93      12.99       3.84       2.14          7.46
                                         --------      --------      --------   --------   --------   --------      --------
Total from investment operations            (6.06)       (13.79)        25.84      12.94       3.81       2.11          7.43
Distributions from net realized gains       (1.19)        (5.38)        (2.77)     (1.21)        --      (0.18)           --
                                         --------      --------      --------   --------   --------   --------      --------
Net asset value, end of period           $  31.55      $  38.80      $  57.97   $  34.90   $  23.17   $  19.36      $  17.43
                                         ========      ========      ========   ========   ========   ========      ========
Total Return                               (15.93%)      (24.83%)       78.06%     57.83%     19.68%     12.04%        74.30%
                                         ========      ========      ========   ========   ========   ========      ========
Ratios and Supplemental Data:
 Net assets, end of period
  (000's omitted)                        $443,209      $476,517      $362,500   $101,710   $ 53,488   $ 34,925      $  5,497
                                         ========      ========      ========   ========   ========   ========      ========
 Ratio of expenses to average net assets     0.92%         0.90%         0.93%      0.96%      1.00%      1.09%         1.56%(iii)
                                         ========      ========      ========   ========   ========   ========      ========
 Ratio of net investment income (loss)
  to average net assets                      0.00%        (0.03%)       (0.49%)    (0.27%)    (0.17%)    (0.15%)       (0.71%)
                                         ========      ========      ========   ========   ========   ========      ========
 Portfolio Turnover Rate                   103.03%       132.28%       155.74%    143.59%    164.27%    102.10%       178.23%
                                         ========      ========      ========   ========   ========   ========      ========

  (i) Ratios have been annualized; total return has not been annualized.
 (ii) Amount was computed based on average shares outstanding during the year.
(iii) Amount has been reduced by 2.36% due to expense reimbursements.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED














THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002



                          ALGER AMERICAN INCOME & GROWTH PORTFOLIO












AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES




                                        ALGER AMERICAN INCOME & GROWTH PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments, Risks & Performance

3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
INCOME & GROWTH PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN INCOME &GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

An additional risk of investing in the portfolio is:

o the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the change in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

 8.64    10.34   -8.28   35.13   19.68   36.29   32.39    42.45   -1.27  -14.32
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98       99      00      01

Best Quarter:     35.96%     Q4     1999
Worst Quarter:   -15.00%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                      Since
                                                                    Inception
                                1 Year      5 Years    10 Years     (11/15/88)
--------------------------------------------------------------------------------
American Income & Growth        -14.32%      16.80%     14.48%        13.36%
S&P 500 Index                   -11.88%      10.70%     12.94%        14.13%


The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.


[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio.


                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================


ALGER AMERICAN          None       .625%           None       .095%       .72%
INCOME & GROWTH
PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN                   $74        $230        $401        $894
  INCOME & GROWTH
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .625%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Dan C. Chung, CFA is the individual responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN INCOME & GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                    Year Ended December 31,
==============================================================================================
                        2001         2000         1999       1998         1997       1996
                      --------     --------     --------   --------     --------   --------
Net asset value,
  beginning of year   $  13.26     $  17.58     $  13.12   $  10.99     $   8.42   $  17.79
                      --------     --------     --------   --------     --------   --------
Net investment income     0.05         0.05         0.00       0.03         0.03       0.09(i)
Net realized and
 unrealized gain
 (loss) on investments   (1.86)       (0.44)        5.26       3.30         2.94       1.87
                      --------     --------     --------   --------     --------   --------
Total from investment
  operations             (1.81)       (0.39)        5.26       3.33         2.97       1.96
                      --------     --------     --------   --------     --------   --------
Dividends from net
 investment income       (0.05)       (0.01)       (0.03)     (0.04)       (0.04)     (0.33)
Distributions from
 net realized gains      (0.83)       (3.92)       (0.77)     (1.16)       (0.36)    (11.00)
                      --------     --------     --------   --------     --------   --------
Total Distributions      (0.88)       (3.93)       (0.80)     (1.20)       (0.40)    (11.33)
                      --------     --------     --------   --------     --------   --------
Net asset value,
 end of year          $  10.57     $  13.26     $  17.58   $  13.12     $  10.99   $   8.42
                      ========     ========     ========   ========     ========   ========
Total Return            (14.32%)      (1.27%)      42.45%     32.39%       36.29%     19.68%
                      ========     ========     ========   ========     ========   ========
Ratios and Supplemental Data:
 Net assets, end
  of year
  (000's omitted)     $144,006     $150,783     $ 91,250   $ 77,926     $ 47,399   $ 20,910
                      ========     ========     ========   ========     ========   ========
 Ratio of expenses to
  average net assets      0.72%        0.70%        0.70%      0.70%        0.74%      0.81%
                      ========     ========     ========   ========     ========   ========
 Decrease reflected in
  above expense ratios
  due to expense
  reimbursements            --           --           --         --           --         --
                      ========     ========     ========   ========     ========   ========
 Ratio of net
  investment income to
  average net assets      0.52%        0.43%        0.03%      0.31%        0.56%      0.94%
                      ========     ========     ========   ========     ========   ========
 Portfolio Turnover
  Rate                  110.04%      142.43%      193.23%    131.67%      150.09%    121.60%
                      ========     ========     ========   ========     ========   ========

                                  Year Ended December 31,
-------------------------------------------------------------------
                        1995         1994         1993       1992
                      --------     --------     --------   --------
Net asset value,
  beginning of year   $  13.30     $  15.31     $  13.93   $  13.08
                      --------     --------     --------   --------
Net investment income     0.11(i)      0.17         0.07       0.08
Net realized and
 unrealized gain
 (loss) on investments    4.54        (1.47)        1.37       1.02
                      --------     --------     --------   --------
Total from investment
  operations              4.65        (1.30)        1.44       1.10
                      --------     --------     --------   --------
Dividends from net
 investment income       (0.16)       (0.15)       (0.06)     (0.12)
Distributions from
 net realized gains         --        (0.56)          --      (0.13)
                      --------     --------     --------   --------
Total Distributions      (0.16)       (0.71)       (0.06)     (0.25)
                      --------     --------     --------   --------
Net asset value,
 end of year          $  17.79     $  13.30     $  15.31   $  13.93
                      ========     ========     ========   ========
Total Return             35.13%       (8.28%)      10.34%     8.64%
                      ========     ========     ========   ========
Ratios and Supplemental Data:
 Net assets, end
  of year
  (000's omitted)     $  8,639     $ 29,135     $ 31,895   $  8,671
                      ========     ========     ========   ========
 Ratio of expenses to
  average net assets      0.75%        0.75%        0.97%      1.25%
                      ========     ========     ========   ========
 Decrease reflected in
  above expense ratios
  due to expense
  reimbursements            --           --           --       0.01%
                      ========     ========     ========   ========
 Ratio of net
  investment income to
  average net assets      0.61%        1.22%        1.51%      1.62%
                      ========     ========     ========   ========
 Portfolio Turnover
  Rate                  164.05%      177.97%      105.80%    100.62%
                      ========     ========     ========   ========

  (i) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED site at http://www.sec.gov.



























THE ALGER AMERICAN FUND
SEC FILE #811-5550

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES





                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002





                         ALGER AMERICAN INCOME & GROWTH PORTFOLIO












AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS S SHARES




                                        ALGER AMERICAN INCOME & GROWTH PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments, Risks & Performance

4 ........... Fees and Expenses
4 ........... Management and Organization
5 ........... Shareholder Information

              Distributor ...................... 5
              Transfer Agent ................... 5
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
INCOME & GROWTH PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN INCOME &GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

An additional risk of investing in the portfolio is:

o the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons

[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the change in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of an appropriate benchmark index. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar chart and table is for the portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

The index is unmanaged and no expenses or fees are reflected in the returns for the index. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


ALGER AMERICAN INCOME & GROWTH PORTFOLIO

[The table below represents a bar chart in the printed report.]

Annual Total Return as of December 31 each year (%)
Class O

 8.64   10.34   -8.28   35.13   19.68    36.29   32.39   42.45   -1.27  -14.32
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:     35.96%     Q4     1999
Worst Quarter:   -15.00%     Q3     2001

Average Annual Total Return as of December 31, 2001
Class O

                                                                        Since
                                                                      Inception
                                    1 Year     5 Years    10 Years    (11/15/88)
--------------------------------------------------------------------------------
American Income & Growth           -14.32%      16.80%     14.48%       13.36%
S&P 500 Index                      -11.88%      10.70%     12.94%       14.13%

[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio.

                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================

ALGER AMERICAN          None       .625%           None       .095%       .97%
INCOME & GROWTH
PORTFOLIO

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 Year     3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN                   $99        $309        $536         $1,190
  INCOME & GROWTH
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .625%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Dan C. Chung, CFA is the individual responsible for the day-to-day management of portfolio investments. Mr. Chung, manager of the portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302


NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.


ALGER AMERICAN INCOME & GROWTH PORTFOLIO
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                   Year Ended December 31,
===========================================================================================
                        2001         2000         1999       1998         1997       1996
                      --------     --------     --------   --------     --------   --------
Net asset value,
  beginning of year   $  13.26     $  17.58     $  13.12   $  10.99     $   8.42   $  17.79
                      --------     --------     --------   --------     --------   --------
Net investment income     0.05         0.05         0.00       0.03         0.03       0.09(i)
Net realized and
 unrealized gain
 (loss) on investments   (1.86)       (0.44)        5.26       3.30         2.94       1.87
                      --------     --------     --------   --------     --------   --------
Total from investment
  operations             (1.81)       (0.39)        5.26       3.33         2.97       1.96
                      --------     --------     --------   --------     --------   --------
Dividends from net
 investment income       (0.05)       (0.01)       (0.03)     (0.04)       (0.04)     (0.33)
Distributions from
 net realized gains      (0.83)       (3.92)       (0.77)     (1.16)       (0.36)    (11.00)
                      --------     --------     --------   --------     --------   --------
Total Distributions      (0.88)       (3.93)       (0.80)     (1.20)       (0.40)    (11.33)
                      --------     --------     --------   --------     --------   --------
Net asset value,
 end of year          $  10.57     $  13.26     $  17.58   $  13.12     $  10.99   $   8.42
                      ========     ========     ========   ========     ========   ========
Total Return            (14.32%)      (1.27%)      42.45%     32.39%       36.29%     19.68%
                      ========     ========     ========   ========     ========   ========
Ratios and Supplemental Data:
 Net assets, end
  of year
  (000's omitted)     $144,006     $150,783     $ 91,250   $ 77,926     $ 47,399   $ 20,910
                      ========     ========     ========   ========     ========   ========
 Ratio of expenses to
  average net assets      0.72%        0.70%        0.70%      0.70%        0.74%      0.81%
                      ========     ========     ========   ========     ========   ========
 Decrease reflected in
  above expense ratios
  due to expense
  reimbursements            --           --           --         --           --         --
                      ========     ========     ========   ========     ========   ========
 Ratio of net investment
  income to average
  net assets              0.52%        0.43%        0.03%      0.31%        0.56%      0.94%
                      ========     ========     ========   ========     ========   ========
 Portfolio Turnover
  Rate                  110.04%      142.43%      193.23%    131.67%      150.09%    121.60%
                      ========     ========     ========   ========     ========   ========

                             Year Ended December 31,
===============================================================================
                                    1995         1994         1993       1992
                                  --------     --------     --------   --------
Net asset value,
  beginning of year               $  13.30     $  15.31     $  13.93   $  13.08
                                  --------     --------     --------   --------
Net investment income                 0.11(i)      0.17         0.07       0.08
Net realized and
 unrealized gain
 (loss) on investments                4.54        (1.47)        1.37       1.02
                                  --------     --------     --------   --------
Total from investment
  operations                          4.65        (1.30)        1.44       1.10
                                  --------     --------     --------   --------
Dividends from net
 investment income                   (0.16)       (0.15)       (0.06)     (0.12)
Distributions from
 net realized gains                     --        (0.56)          --      (0.13)
                                  --------     --------     --------   --------
Total Distributions                  (0.16)       (0.71)       (0.06)     (0.25)
                                  --------     --------     --------   --------
Net asset value,
 end of year                      $  17.79     $  13.30     $  15.31   $  13.93
                                  ========     ========     ========   ========
Total Return                         35.13%       (8.28%)      10.34%      8.64%
                                  ========     ========     ========   ========
Ratios and Supplemental Data:
 Net assets, end
  of year
  (000's omitted)                 $  8,639     $ 29,135     $ 31,895    $ 8,671
                                  ========     ========     ========   ========
 Ratio of expenses to
  average net assets                  0.75%        0.75%        0.97%      1.25%
                                  ========     ========     ========   ========
 Decrease reflected in
  above expense ratios
  due to expense
  reimbursements                        --           --           --       0.01%
                                  ========     ========     ========   ========
 Ratio of net
  investment income
  to average net assets               0.61%        1.22%        1.51%      1.62%
                                  ========     ========     ========   ========
 Portfolio Turnover
  Rate                              164.05%      177.97%      105.80%    100.62%
                                  ========     ========     ========   ========

  (i) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED




























THE ALGER AMERICAN FUND
SEC FILE #811-5550

                                                  THE ALGER AMERICAN FUND
                                                      CLASS O SHARES





                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002





                                ALGER AMERICAN BALANCED PORTFOLIO













AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES




                                               ALGER AMERICAN BALANCED PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments, Risks & Performance

3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
BALANCED PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

The equity portion of the portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio focuses on stocks of companies with growth potential and on fixed-income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds that are rated within the four highest rating categories by an established rating agency or, if not rated, are determined by the Fund's Manager to be of comparable quality. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portion of the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

The primary risks arising from the fixed-income portion of the portfolio are:

o  fixed income securities' sensitivity to interest rate movements

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of appropriate benchmark indexes. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and credit bonds.

The indexes are unmanaged and no expenses or fees are reflected in the returns for the indexes. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the index.

Since the portfolio invests in both equity and fixed-income securities, you should compare its performance to both indexes presented.

ALGER AMERICAN BALANCED PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

  9.48    7.79   -4.27    28.62   10.17   19.82  31.51   29.21     -2.76  -1.93
--------------------------------------------------------------------------------
   92      93      94      95      96      97      98      99       00     01

Best Quarter:     16.94%     Q4     1998
Worst Quarter:    -6.58%     Q4     2000

Average Annual Total Return as of December 31, 2001
Class O

                                                                       Since
                                                                     Inception
                                    1 Year    5 Years    10 Years     (5/3/93)
--------------------------------------------------------------------------------
American Balanced                    -1.93%     14.19%     12.01%     10.85%
S&P 500 Index                       -11.88%     10.70%     12.94%     12.65%
Lehman Brothers Gov't/
  Credit Bond Index                   8.51%      7.37%      7.27%     8.19%

The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio.


                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================


ALGER AMERICAN          None       .75%           None       .10%       .85%
BALANCED PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year     3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN                   $87        $271        $471        $1,049
  BALANCED
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Dan C. Chung, CFA and Alison Barbi, CFA are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, co-manager of the portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Ms. Barbi, co-manager of the portfolio since September 2001, has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities LLC from 1990 until 1998, and a private investor since 1998.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


ALGER AMERICAN BALANCED PORTFOLIO (I)
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                   Year Ended December 31,
===========================================================================================
                        2001         2000         1999       1998         1997       1996
                      --------     --------     --------   --------     --------   --------
Net asset value,
  beginning of year   $  13.77     $  15.57     $  12.98   $  10.76     $   9.24   $  13.64
                      --------     --------     --------   --------     --------   --------
Net investment income
 (loss)                   0.18         0.20         0.15       0.19         0.17       0.21(ii)
Net realized and
 unrealized gain
 (loss) on investments   (0.43)       (0.61)        3.45       3.02         1.63       1.01
                      --------     --------     --------   --------     --------   --------
Total from investment
  operations             (0.25)       (0.41)        3.60       3.21         1.80       1.22
                      --------     --------     --------   --------     --------   --------
Dividends from net
 investment income       (0.20)       (0.13)       (0.17)     (0.18)       (0.12)     (0.73)
Distributions from
 net realized gains      (0.24)       (1.26)       (0.84)     (0.81)       (0.16)     (4.89)
                      --------     --------     --------   --------     --------   --------
Total Distributions      (0.44)       (1.39)       (1.01)     (0.99)       (0.28)     (5.62)
                      --------     --------     --------   --------     --------   --------
Net asset value,
  end of year         $  13.08     $  13.77     $  15.57   $  12.98     $  10.76   $   9.24
                      ========     ========     ========   ========     ========   ========
Total Return             (1.93%)      (2.76%)      29.21%     31.51%       19.82%     10.17%
                      ========     ========     ========   ========     ========   ========

Ratios and Supplemental Data:
 Net assets, end
  of year
  (000's omitted)     $224,959     $115,894     $ 56,327   $ 28,208     $ 16,614   $ 10,486
                      ========     ========     ========   ========     ========   ========
 Ratio of expenses to
  average net assets      0.85%        0.88%        0.93%      0.92%        1.01%      1.14%
                      ========     ========     ========   ========     ========   ========
 Decrease reflected in
  above expense ratios
  due to expense
  reimbursements            --           --           --         --           --         --
                      ========     ========     ========   ========     ========   ========
 Ratio of net
  investment income
  (loss) to average
  net assets              2.53%        2.40%        1.66%      2.09%        2.14%      2.06%
                      ========     ========     ========   ========     ========   ========
 Portfolio Turnover
  Rate                   62.93%       63.37%      118.74%     94.64%      105.01%     68.66%
                      ========     ========     ========   ========     ========   ========


                                  Year Ended December 31,
-------------------------------------------------------------------
                       1995         1994         1993       1992
                      --------     --------     --------   --------
Net asset value,
  beginning of year   $  10.80     $  11.58     $  10.77   $  10.02
                      --------     --------     --------   --------
Net investment income
  (loss)                  0.33(ii)     0.20         0.15       0.22
Net realized and
 unrealized gain
 (loss) on investments    2.73        (0.70)        0.69       0.72
                      --------     --------     --------   --------
Total from investment
  operations              3.06        (0.50)        0.84       0.94
                      --------     --------     --------   --------
Dividends from net
 investment income       (0.22)       (0.13)       (0.03)     (0.19)
Distributions from
 net realized gains         --        (0.15)          --         --
                      --------     --------     --------   --------
Total Distributions      (0.22)       (0.28)       (0.03)     (0.19)
                      --------     --------     --------   --------
Net asset value,
 end of year          $  13.64     $  10.80     $  11.58   $  10.77
                      ========     ========     ========   ========
Total Return             28.62%       (4.27%)       7.79%      9.48%
                      ========     ========     ========   ========
Ratios and Supplemental Data:
 Net assets, end
 of year
 (000's omitted)      $  3,671     $ 10,394     $  7,848   $  4,009
                      ========     ========     ========   ========
 Ratio of expenses to
  average net assets      1.00%        1.08%        1.25%      1.25%
                      ========     ========     ========   ========
 Decrease reflected in
  above expense ratios
  due to expense
  reimbursements            --           --         0.19%      0.42%
                      ========     ========     ========   ========
 Ratio of net investment
  income (loss) to
  average net assets      2.49%        2.30%        2.05%      1.99%
                      ========     ========     ========   ========
 Portfolio Turnover
  Rate                  113.02%       78.80%       85.46%     15.27%
                      ========     ========     ========   ========

  (i) Prior to October 1, 1992, the Alger American Balanced Portfolio was the Alger American Fixed Income Portfolio. (ii)Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED



































THE ALGER AMERICAN FUND
SEC FILE #811-5550

                                                  THE ALGER AMERICAN FUND
                                                      CLASS S SHARES





                     A POOLED FUNDING VEHICLE FOR:
                     o VARIABLE ANNUITY CONTRACTS
                     o VARIABLE LIFE INSURANCE POLICIES
                     o QUALIFIED PENSION PLANS
                     o QUALIFIED RETIREMENT PLANS


                                                       PROSPECTUS

                                                      MAY 1, 2002



                                ALGER AMERICAN BALANCED PORTFOLIO















AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO REPRESENT OTHERWISE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS S SHARES




                                               ALGER AMERICAN BALANCED PORTFOLIO



                                                                      PROSPECTUS

                                                                     MAY 1, 2002


TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments, Risks & Performance

3 ........... Fees and Expenses
4 ........... Management and Organization
4 ........... Shareholder Information

              Distributor ...................... 4
              Transfer Agent ................... 4
              Classes of Fund Shares ........... 5
              Purchasing and Redeeming
                Fund Shares .................... 5

6 ........... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND--ALGER AMERICAN
BALANCED PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

The equity portion of the portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio focuses on stocks of companies with growth potential and on fixed-income securities, especially those which appear to have some potential for capital appreciation. Under normal circumstances, the portfolio invests in common stocks and fixed-income securities, which include commercial paper and bonds that are rated within the four highest rating categories by an established rating agency or, if not rated, are determined by the Fund's Manager to be of comparable quality. Ordinarily, at least 25% of the portfolio's net assets are invested in fixed-income securities.


[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will go up or down in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the equity portion of the portfolio's investment style and objective, an investment in it may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

The portfolio's trading in some stocks may be relatively short-term, meaning that it may buy a security and sell it a short time later to take advantage of current gains if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

The primary risks arising from the fixed-income portion of the portfolio are:

o  fixed income securities' sensitivity to interest rate movements

o the potential for a decline in the portfolio's market value in the event of an issuer's falling credit rating or actual default


[GRAPHIC OMITTED]

PERFORMANCE

The following bar chart shows the changes in the portfolio's performance from year to year and gives you some indication of the risks of investing in the portfolio. It assumes reinvestment of dividends and distributions.

The Average Annual Total Return table compares the portfolio's performance over several periods with that of appropriate benchmark indexes. The annual returns assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

Information in the bar chart and table is for the portfolio's Class O shares, which are the only shares that have been outstanding for at least one year. Class O shares are not offered by this Prospectus. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and credit bonds.

The indexes are unmanaged and no expenses or fees are reflected in the returns for the indexes. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the index.

Since the portfolio invests in both equity and fixed-income securities, you should compare its performance to both indexes presented.

ALGER AMERICAN BALANCED PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

[The table below represents a bar chart in the printed report.]

 9.48    7.79   -4.27    28.62   10.17   19.82   31.51   29.21   -2.76   -1.93
--------------------------------------------------------------------------------
  92      93      94      95      96      97      98      99      00      01

Best Quarter:     16.94%     Q4     1998
Worst Quarter:    -6.58%     Q4     2000

Average Annual Total Return as of December 31, 2001
Class O

                                                                       Since
                                                                     Inception
                                 1 Year     5 Years      10 Years     (9/5/89)
--------------------------------------------------------------------------------
American Balanced                -1.93%      14.19%       12.01%       10.85%
S&P 500 Index                   -11.88%      10.70%       12.94%       12.65%
Lehman Brothers Gov't/
   Credit Bond Index              8.51%       7.37%        7.27%        8.19%

[GRAPHIC OMITTED]

FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio.


                                  ANNUAL FUND OPERATING EXPENSES
                                  (expenses that are deducted from Fund assets)
                                 -----------------------------------------------
                    SHAREHOLDER
                    FEES
                    (fees paid                                       TOTAL
                    directly                                         ANNUAL FUND
                    from your    Management  Distribution  Other     OPERATING
                    investment)  Fees        (12b-1) Fees  Expenses  EXPENSES
================================================================================


ALGER AMERICAN          None       .75%          .25%       .10%       1.10%
BALANCED PORTFOLIO


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year     3 Years     5 Years      10 Years
================================================================================
  ALGER AMERICAN                  $112        $350        $606        $1,340
  BALANCED
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the Plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

The portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents for temporary defensive reasons if the Manager believes that adverse market or other conditions warrant. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may not achieve its objective during such periods.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/01) $7.98 billion in mutual fund assets as well as $5.64 billion in other assets. The Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. The portfolio has had the same manager since inception and, for the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .75%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolio, overseeing the investments of the portfolio since September 2001. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolio prior to 1995. Dan C. Chung, CFA and Alison Barbi, CFA, are the individuals responsible for the day-to-day management of portfolio investments. Mr. Chung, co-manager of the portfolio since September 2001, has been employed by the Manager since 1994 as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager since 2000, and as Chief Investment Officer since September 2001. Ms. Barbi, co-manager of the portfolio since September 2001, has been employed by the Manager since September 2001 as a Senior Vice President and portfolio manager, prior to which she was a Vice President and securities trader at NationsBanc Montgomery Securities LLC from 1990 until 1998, and a private investor since 1998.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

Alger Shareholder Services, Inc.
30 Montgomery Street
Jersey City, NJ 07302

NET ASSET VALUE

The price of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution of the dividends from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                                     NAV (NET ASSET VALUE) IS COMPUTED BY ADDING
                               TOGETHER THE VALUE OF THE PORTFOLIO'S INVESTMENTS
                         PLUS CASH AND OTHER ASSETS, SUBTRACTING ITS LIABILITIES
                                   AND THEN DIVIDING THE RESULT BY THE NUMBER OF
                                                         ITS OUTSTANDING SHARES.
--------------------------------------------------------------------------------

CLASSES OF FUND SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.


PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

The Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information is provided only with respect to Class O shares; no Class S shares were outstanding during the periods shown. Class S shares would have had higher expense ratios and lower total returns. The financial highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants. Arthur Andersen LLP's report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


ALGER AMERICAN BALANCED PORTFOLIO (I)
CLASS O SHARES

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR

                                   Year Ended December 31,
============================================================================================
                        2001         2000         1999       1998         1997       1996
                      --------     --------     --------   --------     --------   --------
Net asset value,
  beginning of year   $  13.77     $  15.57     $  12.98   $  10.76     $   9.24   $  13.64
                      --------     --------     --------   --------     --------   --------
Net investment income
  (loss)                  0.18         0.20         0.15       0.19         0.17       0.21(ii)
Net realized and
 unrealized gain
 (loss) on investments   (0.43)       (0.61)        3.45       3.02         1.63       1.01
                      --------     --------     --------   --------     --------   --------
Total from investment
  operations             (0.25)       (0.41)        3.60       3.21         1.80       1.22
                      --------     --------     --------   --------     --------   --------
Dividends from net
 investment income       (0.20)       (0.13)       (0.17)     (0.18)       (0.12)     (0.73)
Distributions from
 net realized gains      (0.24)       (1.26)       (0.84)     (0.81)       (0.16)     (4.89)
                      --------     --------     --------   --------     --------   --------
Total Distributions      (0.44)       (1.39)       (1.01)     (0.99)       (0.28)     (5.62)
                      --------     --------     --------   --------     --------   --------
Net asset value,
 end of year          $  13.08     $  13.77     $  15.57   $  12.98     $  10.76   $   9.24
                      ========     ========     ========   ========     ========   ========
Total Return             (1.93%)      (2.76%)      29.21%     31.51%       19.82%     10.17%
                      ========     ========     ========   ========     ========   ========
Ratios and Supplemental Data:
 Net assets, end
  of year
  (000's omitted)     $224,959     $115,894     $ 56,327   $ 28,208     $ 16,614   $ 10,486
                      ========     ========     ========   ========     ========   ========
 Ratio of expenses
  to average
  net assets              0.85%        0.88%        0.93%      0.92%        1.01%      1.14%
                      ========     ========     ========   ========     ========   ========
 Decrease reflected in
  above expense ratios
  due to expense
  reimbursements            --           --           --         --           --         --
                      ========     ========     ========   ========     ========   ========
 Ratio of net
  investment income
  (loss) to average
  net assets              2.53%        2.40%        1.66%      2.09%        2.14%      2.06%
                      ========     ========     ========   ========     ========   ========
 Portfolio Turnover
  Rate                   62.93%      63.37%       118.74%     94.64%      105.01%     68.66%
                      ========     ========     ========   ========     ========   ========

                             Year Ended December 31,
===========================================================================
                                1995         1994         1993       1992
                              --------     --------     --------   --------
Net asset value,
  beginning of year           $  10.80      $ 11.58     $  10.77   $  10.02
                              --------     --------     --------   --------
Net investment income
 (loss)                           0.33(ii)     0.20         0.15       0.22
Net realized and
 unrealized gain
 (loss) on investments            2.73        (0.70)        0.69       0.72
                              --------     --------     --------   --------
Total from investment
  operations                      3.06        (0.50)        0.84       0.94
                              --------     --------     --------   --------
Dividends from net
 investment income               (0.22)       (0.13)      (0.03)      (0.19)
Distributions from
 net realized gains                 --        (0.15)         --          --
                              --------     --------     --------   --------
Total Distributions              (0.22)       (0.28)       (0.03)     (0.19)
                              --------     --------     --------   --------
Net asset value, end
 of year                      $  13.64     $  10.80     $  11.58   $  10.77
                              ========     ========     ========   ========
Total Return                     28.62%       (4.27%)       7.79%      9.48%
                              ========     ========     ========   ========
Ratios and Supplemental Data:
 Net assets, end
  of year
  (000's omitted)             $  3,671     $ 10,394     $  7,848   $  4,009
                              ========     ========     ========   ========
 Ratio of expenses to
  average net assets              1.00%        1.08%        1.25%      1.25%
                              ========     ========     ========   ========
 Decrease reflected in
  above expense ratios
  due to expense
  reimbursements                    --           --         0.19%     0.42%
                              ========     ========     ========   ========
 Ratio of net
  investment income
  (loss) to average
  net assets                      2.49%        2.30%        2.05%      1.99%
                              ========     ========     ========   ========
 Portfolio Turnover
  Rate                          113.02%       78.80%       85.46%     15.27%
                              ========     ========     ========   ========

  (i) Prior to October 1, 1992, the Alger American Balanced Portfolio was the Alger American Fixed Income Portfolio. (ii)Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        The Alger American Fund
                111 Fifth Avenue
                New York, NY 10003


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED










THE ALGER AMERICAN FUND
SEC FILE #811-5550

STATEMENT OF                                                         MAY 1, 2002
ADDITIONAL INFORMATION

                                    THE ALGER
                                  AMERICAN FUND

                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                           INCOME AND GROWTH PORTFOLIO
                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO


  This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectuses dated May 1, 2002 for the Fund's portfolios. It should be read together with a Prospectus which may be obtained free of charge by writing the Fund at 111 Fifth Avenue, New York, NY 10003 or calling (800) 992-3863.


                                  [ALGER LOGO]

                                    THE ALGER
                                  AMERICAN FUND

                                                                     May 1, 2002
================================================================================
The Alger American Fund (the "Fund") is a registered investment company -- a mutual fund -- that presently offers interests of two classes in the following six portfolios (the "Portfolios"):

                     * Alger American Balanced Portfolio
                     * Alger American Income & Growth Portfolio
                     * Alger American Small Capitalization Portfolio
                     * Alger American Growth Portfolio
                     * Alger American MidCap Growth Portfolio
                     * Alger American Leveraged AllCap Portfolio

The Fund is designed to permit insurance companies that issue variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to offer VA contract and VLI policy holders the opportunity to participate in the performance of one or more of the Portfolios. The Fund also offers participation to qualified pension and retirement plans (the "Plans") which elect to make the Fund an investment option for plan participants.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                                    CONTENTS

The Portfolios .........................................................      2
Investment Strategies and Policies .....................................      3
Net Asset Value ........................................................     12
Purchases and Redemptions ..............................................     12
Participating Insurance Companies and Plans ............................     13
Management .............................................................     13
Code of Ethics .........................................................     17
Expenses ...............................................................     17
Dividends and Distributions ............................................     17
Taxes ..................................................................     17
Custodian ..............................................................     18
Transfer Agent .........................................................     18
Counsel to the Fund ....................................................     19
Certain Shareholders ...................................................     19
Organization ...........................................................     22
Determination of Performance ...........................................     23
Investor and Shareholder Information ...................................     24
Financial Statements ...................................................    F-1
Appendix ...............................................................    A-1

THE PORTFOLIOS

The Fund is a diversified, open-end management investment company that offers a selection of six portfolios, each having distinct investment objectives and policies.

ALGER AMERICAN BALANCED PORTFOLIO
The investment objectives of the Portfolio are current income and long-term capital appreciation. The Portfolio intends to invest based on combined considerations of risk, income, capital appreciation and protection of capital value. Normally, it will invest in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. Except during tem-porary defensive periods, the Portfolio will maintain at least 25% of its net assets in fixed income senior securities. With respect to debt securities, the Portfolio will invest only in instruments that are rated in one of the four highest rating categories by any established rating agency or, if not rated, are determined by Fred Alger
Management, Inc. ("Alger Management"), the Fund's investment manager, to be of comparable quality to instruments so rated.

The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements, and in excess of that amount (up to 100% of its total assets) during temporary defensive periods.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
The primary investment objective of the Portfolio is to provide a high level of dividend income. Capital appreciation is a secondary investment objective of the Portfolio. Except during temporary defensive periods, the Portfolio attempts to invest 100%, and it is a fundamental policy of the Portfolio to invest at least 65%, of its total assets in dividend paying equity securities. In selecting among dividend paying equity securities, Alger Management will favor securities it believes also offer opportunities for capital appreciation. The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its total assets) during temporary defensive periods.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 20% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization outside of this combined range, and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER AMERICAN GROWTH PORTFOLIO
The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 20% of its net assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size.

The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gains and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities.

IN GENERAL
Alger American Small Capitalization Portfolio, Alger American MidCap Growth Portfolio, Alger Growth Portfolio, Alger American Leveraged AllCap Portfolio, and the equity portions of Alger American Balanced Portfolio and Alger American Income and Growth Portfolio seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the development stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Portfolios the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of total assets, in the case of Alger American Balanced Portfolio and Alger American Income and Growth Portfolio) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets)during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

There is no guarantee that any Portfolio's objectives will be achieved.

INVESTMENT STRATEGIES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
The Prospectus discusses the investment objectives of each Portfolio and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. There is no guarantee that any Portfolio's objectives will be achieved.

Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Companies in which Alger American Small Capitalization Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Portfolio may not be appropriate for all investors. These risks may also apply to investments in smaller companies by all other Portfolios.

U.S. GOVERNMENT OBLIGATIONS
Bills, notes, bonds and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES
These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Certain of these securities may have volatility risks, prepayment risks and extension risk, which could have a negative impact on the investing portfolio's net asset value.

BANK OBLIGATIONS
These are certificates of deposit, bankers' acceptances and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation,
(ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of Alger Management, the Fund's investment manager, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS
Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates.

COMMERCIAL PAPER
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

VARIABLE RATE MASTER DEMAND NOTES
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE AGREEMENTS
Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management, as authorized and directed by the Fund's Board of Trustees, reviews the credit worthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject torepurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS
(ALGER AMERICAN BALANCED PORTFOLIO)
Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Portfolio would assume the role of seller/borrower in the transaction. The Portfolio will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to their obligations under reverse repurchase agreements. The Portfolio will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the "Act"), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Portfolios will limit their investments in reverse repurchase agreements and other borrowings to no more than one-third of their total assets less liabilities other than the repurchase obligation.

FIRM COMMITMENT AGREEMENTS AND
WHEN-ISSUED PURCHASES
Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. A Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

WARRANTS AND RIGHTS
Each Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

ILLIQUID AND RESTRICTED SECURITIES
An investment may be illiquid because of the absence of an active trading market, making it difficult to sell promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933, as amended. Each Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolio could be adversely affected.

SHORT SALES
Each Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF PORTFOLIO SECURITIES
In order to generate income and to offset expenses, each Portfolio may lend portfolio securities with a value up to 331/3% of the Portfolio's total assets including collateral on such loans, less liabilities exclusive of the obligation to return such collateral, to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities, including accrued interest, exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. A Portfolio bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES
Each Portfolio may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary
Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency exchange rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing among nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on a foreign exchange may be held in custody by a bank or other depository located in that market. It should be noted that certain of the risks associated with foreign securities may also apply to American Depositary Receipts and American Depositary Shares.

BORROWING (ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO)
Alger American Leveraged AllCap Portfolio may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. The Portfolio may also borrow from banks for temporary or emergency purposes. The Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

OPTIONS (ALGER AMERICAN LEVERAGED
ALLCAP PORTFOLIO)
The Portfolio may buy and sell (write) exchange listed options in order to obtain additional return or to hedge the value of its portfolio although, as in the past, it does not currently intend to rely on these strategies extensively, if at all. Hedging transactions are intended to reduce the risk of price fluctuations. The Portfolio may write an option on a security only if the option is "covered." Although the Portfolio will in any event generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A call option written by the Portfolio on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option written by the Portfolio is "covered" if the Portfolio maintains cash or other high-grade short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when the Portfolio so desires.

The Portfolio would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or more than the premium paid to purchase the option; the Portfolio would realize a loss from a closing transaction if the price of the transaction were less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in a particular option so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the option. If the Portfolio, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise cover the position.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio would be obligated, in return for the premium received, to make delivery of this amount. The Portfolio could offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it could let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio would not purchase these options unless Alger Management were satisfied with the development, depth and liquidity of the market and Alger Management believed the options could be closed out.

Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Portfolio in put and call options, there can be no assurance that the Portfolio will succeed in any option-trading program it undertakes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK
INDEX FUTURES (ALGER AMERICAN LEVERAGED
ALLCAP PORTFOLIO)

If the Portfolio utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specified future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Portfolio would purchase and sell futures contracts on the stock index for which it could obtain the best price with considerations also given to liquidity. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities, although it has not invested in index futures in the past.

The risk of imperfect correlation will increase as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such
"over-hedging" or "under-hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Portfolio would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which were the subject of the hedge. In addition, the Portfolio's purchase of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Portfolio's use, if any, of stock index futures and options thereon will in all cases be consistent with ap-plicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the market-to-market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio were to exercise an option on a futures contract it would be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

OTHER INVESTMENTS
In addition to the securities and investment techniques listed above under "The Portfolios," each Portfolio may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes, firm commitment agreements and "when-issued" purchases.

INVESTMENT RESTRICTIONS
The investment restrictions numbered 1 through 12 below have been adopted by each of the Portfolios as fundamental policies. The Portfolios' investment objectives are also fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Portfolio, which is defined in the Act as the lesser of (a) 67 percent or more of the shares of the Portfolio present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares of the Portfolio. Investment restrictions 13 through 19 may be changed by vote of a majority of the Fund's Board of Trustees at any time.

The investment policies prohibit each Portfolio from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than 5 percent of the value of a Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) the Portfolio may borrow for temporary or emergency (but not leveraging, except for the Alger American Leveraged AllCap Portfolio) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) the Alger American Balanced Portfolio may engage in transactions in reverse repurchase agreements; and (c) the Alger American Leveraged AllCap Portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements and mortgage-backed rolls, the Portfolio will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Portfolio's total assets except in conjunction with borrowings as noted in 4(c) above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

8. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

9. Purchasing any securities that would cause more than 25 percent of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

10. Investing in commodities, except that the Alger American Leveraged AllCap Portfolio may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5% of its total assets are invested in margin and premiums.

11. Investing more than 10 percent (15 percent in the case of Alger American Leveraged AllCap Portfolio) of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale may be purchased if they are determined to be liquid, and such purchases would not be subject to the limit stated above.

12. Issuing senior securities, except that the Alger American Leveraged AllCap Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required asset coverage.

13. Purchasing or selling real estate, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

14. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that Alger American Leveraged AllCap Portfolio may buy and sell (write) options.

15. Investing in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

16. Purchasing any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

17. Making investments for the purpose of exercising control or management.

18. Investing in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Portfolio's net assets, of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

19. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund or Alger Management individually owns more than .5% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4 and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's

Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make also may be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions in equity securities are in many cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Portfolio's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolios. During the fiscal year ended December 31, 1999, the Fund paid an aggregate of approximately $9,923,576in commissions to broker-dealers in connection with portfolio transactions, of which $9,838,129 was paid to Alger Inc. During the fiscal year ended December 31, 2000, the Fund paid an aggregate of approximately $8,293,123 in commissions to broker-dealers in connection with portfolio transactions, of which $8,274,745 was paid to Alger Inc. During the fiscal year ended December 31, 2001, the Fund paid an aggregate of approximately $6,672,593 in commissions to broker-dealers in connection with portfolio transactions of which $6,669,260 was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended December 31, 2001 constituted 99% of the aggregate brokerage commissions paid by the Fund; during that year, 99% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which includes securities traded in the over-the-counter markets, money market investments and most debt securities.


NET ASSET VALUE
The price of one share of a class is its "net asset value." Net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. Shares of the two classes may differ in net asset value. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open.

The assets of the Portfolios are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

Valuations of money market instruments with maturities of 60 days or less held by the Portfolios, are based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS
Shares of the Portfolios are offered by the Fund on a continuous basis to separate accounts of certain life insurance companies ("Participating Insurance Companies") and to Plans. Shares are distributed by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement") which provides that Alger Inc. accepts orders for shares at net asset value and no sales commission or load is charged.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA contracts and VLI policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA contracts and VLI policies. Plan trustees purchase and redeem Portfolio shares. Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Plan. The Fund does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA contracts or VLI policies. These fees should be described in the Participating Insurance Companies' prospectuses. Any charges assessed by the Plans should be described in the Plan documents. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Fund.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment of a redemption order wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the Se-curities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio, during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, each Portfolio may pay Alger Inc. a fee, at an annual rate of up to 0.25% of the average daily net assets of the Portfolio allocable to Class S shares of the Portfolio, for remittance to insurance companies and qualified plan service providers as compensation for distribution assistance and shareholder services with respect to Class S shares. The Plan is a "compensation" type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets allocable to the Class S shares of a Portfolio for recordkeeping and administrative ser vices as well as activities that are primarily intended to result in sales of Class S shares of the Portfolio, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; compensating agents; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on February 5, 2002, and it became effective on May 1, 2002. The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the 1940
Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("Independent Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Portfolio without the approval of the Class S shareholders of the Portfolio. In addition, the Plan may be terminated with respect to any Portfolio at any time, without penalty, by vote of a majority of the outstanding Class S shares of the Portfolio or by vote of a majority of the Independent Trustees.

PARTICIPATING INSURANCE
COMPANIES AND PLANS

The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of VA contracts and VLI policies may differ, that the Participating Insurance Companies may not be affiliated with each other or that the Fund may offer its shares to Plans. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Company separate accounts or Plans might withdraw their investment in a Portfolio, which might cause the Portfolio to sell portfolio securities at disadvantageous prices, and orderly portfolio management could be disrupted to the potential detriment of the VA contract and VLI policy holders or Plan Participants. The VA contracts and VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies, and the Plans are described in the Plan documents made available by the Plan sponsors. The Fund assumes no responsibility for such prospectuses or plan documents.

MANAGEMENT
TRUSTEES AND OFFICERS OF THE FUND
The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Committee, which met once during the Fund's last fiscal year, are Stephen E. O'Neil and B. Joseph White.

Information about the Trustees and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the four other registered investment companies managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year.

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                     IN THE ALGER
                                                                                                     FUND COMPLEX       OTHER
                                                                                        TRUSTEE        WHICH ARE     DIRECTORSHIPS
NAME, AGE, POSITION WITH                                                                AND/OR         OVERSEEN        HELD BY
  THE FUND AND ADDRESS                      PRINCIPAL OCCUPATIONS                    OFFICER SINCE    BY TRUSTEE       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

Fred M. Alger III (67)        Chairman of the Board and President of Alger                1988             20      None.
    Chairman of the Board     Associates, Inc.("Associates"), Fred Alger &
    and President             Company, Incorporated ("AlgerInc."), Alger
    111 Fifth Avenue          Management, Alger Properties, Inc. ("Properties"),
    New York, NY 10003        Alger Shareholder Services, Inc. ("Services"),
                              Alger Life Insurance Agency, Inc. ("Agency"), Fred
                              Alger International Advisory S.A. ("International"),
                              and the five funds in the Alger Fund Complex;
                              Chairman of the Boards of Alger SICAV ("SICAV")
                              and Analysts Resources, Inc. ("ARI").

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (69)        Attorney; Private investor since 1981; Director             1988             20      NAHC, Inc.;
    Trustee                   of NAHC, Inc. and Brown Forman Corporation;                                          Brown Forman
    200 East 66th Street      Trustee/Director of the five funds in the Alger                                      Corporation;
    New York, NY 10021        Fund Complex; formerly of Counsel to the law                                         formerly director
                              firm of Kohler & Barnes; formerly Director of                                        of Syntro Corpo-
                              Syntro Corporation.                                                                  ration.

Nathan E. Saint-Amand,        Medical doctor in private practice; Co-Partner              1988             20      None.
    M.D. (64)                 Fishers Island Partners; Member of the Board of
    Trustee                   the Manhattan Institute;Trustee/Director of the
    2 East 88th Street        five funds in the Alger Fund Complex. Formerly
    New York, NY 10128        Co-Chairman Special Projects Committee of
                              Memorial Sloan Kettering.

B. Joseph White (55)          Interim President, University of Michigan;                  1999             20      Gordon Food
    Trustee                   President, William Davidson Institute at the                                         Service; Equity
    University of Michigan    University of MichiganBusiness School; Professor                                     Residential
    Business School           of Business Administration,University of Michigan                                    Properties Trust
    701 Tappan Street         Business School; Director, Gordon Food Service;                                      (Chair, Audit
    Ann Arbor, MI 48109       Trustee and Chair, Audit Committee, Equity                                           Committee);
                              Residential Properties Trust; Director and Chair,                                    Kelly Services,
                              Compensation Committee, Kelly Services, Inc.;                                        Inc. (Chair,
                              Trustee/Director of the five funds in the Alger                                      Compensation
                              Fund Complex.                                                                        Committee).

OFFICERS

Gregory S. Duch (51)          Executive Vice President, Treasurer and Director            1989             N/A
    Treasurer                 of Alger Management, Properties and Associates;
    30 Montgomery Street      Executive Vice President and Treasurer of Alger,
    Jersey City, NJ 07302     Inc., ARI, Services and Agency; Treasurer and
                              Director of International;  Treasurer of
                              the  five   funds  in  the  Alger   Fund
                              Complex.   Chairman  of  the  Board  and
                              President   of  Alger   National   Trust
                              Company ("Trust").

Dorothy G. Sanders (46)       Senior Vice President, General Counsel and                  2000             N/A
    Secretary                 Inc., General Counsel and Secretary of Associates,
    30 Montgomery Street      Management; Secretary of Agency, Properties,
    Jersey City, NJ 07302     Services, ARI and Alger International, and the
                              five funds in the Alger Fund Complex.Formerly
                              Senior Vice  President, Fleet Financial Group.

                                                                                                      NUMBER OF
                                                                                                      PORTFOLIOS
                                                                                                     IN THE ALGER
                                                                                                     FUND COMPLEX       OTHER
                                                                                        TRUSTEE        WHICH ARE     DIRECTORSHIPS
NAME, AGE, POSITION WITH                                                                AND/OR         OVERSEEN        HELD BY
  THE FUND AND ADDRESS                      PRINCIPAL OCCUPATIONS                    OFFICER SINCE    BY TRUSTEE       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------


Frederick A. Blum (48)        Senior Vice President of Alger Management;                  1996             N/A
    Assistant Secretary and   Assistant Treasurer and Assistant Secretary of
    Assistant Treasurer       the five funds in the Alger Fund Complex.
    30 Montgomery Street      Senior Vice President and Treasurer of Trust.
    Jersey City, NJ 07302

Mr. Alger is an "interested person" (as defined in the Investment Company Act) of the Fund because of his affiliations with Alger Management and Alger Inc., the Fund's principal underwriter.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent Trustee $1,500 for each meeting he attends, to a maximum of $6,000, plus travel expenses incurred for attending the meeting.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended December 31, 2001. The following table provides compensation amounts paid to current independent Trustees of the Fund for the fiscal year ended December 31, 2001.

                               COMPENSATION TABLE

                                         AGGREGATE
                                       COMPENSATION
                                           FROM                 TOTAL COMPENSATION PAID TO TRUSTEES FROM
NAME OF PERSON, POSITION          THE ALGER AMERICAN FUND                THE ALGER FUND COMPLEX
------------------------        --------------------------       ---------------------------------------
Stephen E. O'Neil                       $6,000                                $36,000
Nathan E. Saint-Amand                   $6,000                                $36,000
B. Joseph White                         $6,000                                $36,000

The following table shows each Trustee's beneficial ownership as of December 31, 2001, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over
$100,000.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

                                            EQUITY SECURITIES
                                            OF EACH PORTFOLIO
                                       ---------------------------
                                                                                                      AGGREGATE EQUITY SECURITIES
                                 SMALL      MIDCAP                     LEVERAGEC   INCOME               OF FUNDS IN ALGER FUND
     NAME OF TRUSTEE        CAPITALIZATION  GROWTH  GROWTH  BALANCED     ALLCAP   & GROWTH             COMPLEX OVERSEEN BY TRUSTEE
     ---------------        --------------  ------  ------  --------   ---------  --------             ---------------------------
INTERESTED TRUSTEES
Fred M. Alger III                  E           A       E        A           A         A                              E
NON-INTERESTED TRUSTEES
Stephen E. O'Neil                  A           A       A        A           A         A                              A
Nathan E. Saint-Amand              A           A       A        A           A         A                              A
B. Joseph White                    A           A       A        A           A         A                              A

INVESTMENT MANAGER
Alger Management serves as investment manager to each of the Portfolios pursuant to separate written agreements (the "Management Agreements"). Certain of the services provided by, and the fees paid by the Portfolios to, Alger Management under the Management Agreements are described in the Prospectus. Alger Management is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. It pays the salaries of all officers who are employed by both it and the Fund. Alger Management makes investment decisions for the Portfolios, places orders to purchase and sell securities on behalf of the Portfolios and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Alger Inc., an affiliate of Alger Management, will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses of the Portfolios. Alger Management prepares semi-annual reports to the SEC and to shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

Under the Management Agreements, Alger Management receives a fee from each Portfolio at the following annual rates based on the Portfolio's average daily net assets: .85% (Alger American Small Capitalization and Leveraged AllCap Portfolios), .80% (Alger American MidCap Growth Portfolio), .75% (Alger American Growth and Balanced Portfolios) and .625% (Alger American Income & Growth Portfolio). This fee is computed daily and paid monthly.

During the fiscal years ended December 31, 1999, 2000 and 2001, Alger Management earned under the terms of the Management Agreements $610,561, $808,682, and $899,141, respectively, in respect of Alger American Income & Growth Portfolio; $6,401,767, $6,844,021, and $4,779,637, respectively, in respect of Alger
American Small Capitalization Portfolio; $19,706,780, $25,556,290, and $12,409,264, respectively, in respect of Alger American Growth Portfolio; $301,241, $664,600, and $1,201,281, respectively, in respect of Alger American Balanced Portfolio; $5,967,972, $8,793,790, and $2,583,718, respectively, in respect of Alger American MidCap Growth Portfolio; and $1,585,846, $4,252,969, and $3,700,084, respectively, in respect of Alger American Leveraged AllCap Portfolio.

At their meeting called to consider the annual renewal of the Portfolios' Investment Management Agreements with Alger Management, the Trustees considered the nature and quality of the services provided in relation to the fees paid by the Portfolios and the other benefits received by Alger Management by virtue of its relationship with the Fund. In their deliberations, the Trustees considered materials, which they had reviewed in advance of the meeting, regarding the Portfolios' performance and expenses, including advisory fees and brokerage commissions, and Alger Management's financial condition, overall investment advisory operations, brokerage practices with respect to the Portfolios, and profits from its mutual fund operations (reflecting not only advisory fees but also receipt by an affiliate of fund brokerage commissions and by another affiliate of transfer agency fees). The Trustees had also received a memorandum discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements and copies of the Investment Management Agreements themselves. In considering the Management Agreements, the Trustees also drew upon prior discussions with representatives of Alger Management, at each quarterly meeting, of the Portfolios' performance and expenses and their familiarity with the personnel and resources of Alger Management and its affiliates. To consider the renewals, the non-interested Trustees met in executive session with independent counsel. In considering the nature and quality of the services provided by Alger Management in relation to its fees and other benefits received, they concluded that the overall investment performance of the Portfolios had been satisfactory in the light of market conditions and noted that the general fund administrative services also provided by Alger Management under the terms of its Management Agreements were of high quality; in this connection they noted, for example, that the most recent regulatory inspections had produced no material adverse comments on the Fund's operations. The Trustees considered the fact that, in addition to its management fees, Alger Management benefits from its affiliate's providing most of the brokerage for the Portfolios; they concluded that, even in light of this fact and of other tangible and intangible benefits arising from Alger Management's relationship with the Fund, the management fees paid by the Portfolios were fair and reasonable in relation to the services rendered and that the services rendered were satisfactory.

From time to time Alger Management or its affiliates may compensate insurance companies or their affiliates whose customers hold shares of the Portfolios for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate of up to .45% of the net asset value of shares held by those customers, will be paid from Alger Management's or its affiliates' resources, and not from the assets of the Fund.

Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III both directly and indirectly, is the controlling shareholder of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

UNDERWRITER
Alger Inc., the Underwriter for the Fund, is located at 30 Montgomery Street, Jersey City, NJ 07302. It is the corporate parent of Alger Management.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP serves as independent public accountants for the Fund.


CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.

EXPENSES

Each Portfolio pays expenses related to its daily operations, such as management fees, brokerage fees, custodian fees, Trustees' fees, transfer agency fees and legal and auditing costs. Alger Management has agreed to reimburse the Portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) of Alger American Balanced Portfolio or Alger American Income and Growth Portfolio exceed 1.25%, or such expenses of Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, Alger American MidCap Growth Portfolio, or Alger American Leveraged AllCap Portfolio exceed 1.50%, of the average daily net assets of the applicable Portfolio for any fiscal year. Any such expense reimbursements will be estimated and reconciled daily and paid on a monthly basis. In addition, from time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio will be treated separately in determining the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date for each shareholder's account in additional shares of the Portfolio that paid the dividend or distribution or, in the case of VA contracts and VLI policies, will be paid in cash at the election of the Participating Insurance Company. Any dividends of the Portfolios will be declared and paid annually. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned. Participating Insurance Companies and Plans will be informed about the amount and character of dividends and distributions from the relevant Portfolio for federal income tax purposes.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Each Portfolio has been structured so that each qualifies separately as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; and (b) meet certain quarterly diversification tests.

As a regulated investment company, a Portfolio will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and net realized short-term capital gains for the taxable year is distributed. All net investment income and net realized capital gains distributed by a Portfolio will be reinvested automatically in additional shares of the Portfolio or paid in cash. Amounts reinvested in additional shares will be considered to have been distributed to shareholders.

The Fund distributes shares in the Portfolios to Participating Insurance Companies which will hold those shares, directly or indirectly, in a "segregated asset account" within the meaning of the Code. To qualify as a segregated asset account, the Portfolio in which such an account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder.

The Fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

Income on assets of a segregated asset account will not be taxable currently to VA contracts or VLI policy holders if that account has met the diversification requirements under Section 817(h) of the Code. In the event an account is not so qualified, all VA contracts or VLI policies allocating any amount of premiums to such account will not qualify as "annuity contracts" or "life insurance" for federal income tax purposes. In that event, the holder of the VA contract or VLI policy would be taxed as though he owned a proportionate amount of the assets held by such account during and after all periods for which the account failed to be qualified.

Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 591/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

CUSTODIAN

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, serves as custodian for the Fund pursuant to a custodian agreement under which it holds the Portfolios' assets.

TRANSFER AGENT

Alger Shareholder Services, Inc. ("Services"), 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement, Services processes purchases and redemptions of shares of the Portfolios, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund. Pursuant to the transfer agency areement, Services is compensated on a per-account and, for certain transactions, a per-transaction basis.

COUNSEL TO THE FUND

The law firm Hollyer Brady Smith & Hines LLP,
551 Fifth Avenue, New York, NY 10176, acts as counsel to the Fund.

CERTAIN SHAREHOLDERS

Set forth below is certain information regarding significant shareholders of the Portfolios at April 2, 2002. Allmerica Life Insurance and Annuity Company and Kemper Investors Life Insurance Co. owned beneficially or of record 27.16% and 38.07%, respectively, of Alger American Balanced Portfolio. Sun Life of Canada
(US) owned beneficially or of record 40.69% of Alger American Income & Growth Portfolio. The shareholders identified above may be deemed to control the specified Portfolios, which may have the effect of proportionately diminishing the voting power of other shareholders of these Portfolios.

At April 2, 2002, the Fund's officers and Trustees as a group owned less than 1% of any portfolio's shares.

The following table contains information regarding persons known by the Fund to own beneficially or of record 5% or more of the shares of any Portfolio. All holdings are expressed as a percentage of a Portfolio's outstanding shares as of April 2, 2002 and record and beneficial holdings are in each instance denoted as follows: record/beneficial.

                               ALGER         ALGER
                             AMERICAN      AMERICAN                                      ALGER          ALGER
                              INCOME         SMALL          ALGER          ALGER       AMERICAN       AMERICAN
                                AND        CAPITAL-       AMERICAN       AMERICAN       MIDCAP        LEVERAGED
                              GROWTH        IZATION        GROWTH        BALANCED       GROWTH         ALLCAP
NAME AND                     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
ADDRESS OF                   (RECORD/      (RECORD/       (RECORD/       (RECORD/      (RECORD/       (RECORD/
SHAREHOLDERS                BENEFICIAL)   BENEFICIAL)    BENEFICIAL)    BENEFICIAL)   BENEFICIAL)    BENEFICIAL)
----------                  ----------    ----------     ----------     ----------    ----------     ----------
ING Aetna Financial Services  7.42%/--        */--           */--           */--          */--           */--
151 Farmington Avenue
Hartford, CT  06156

Allmerica Financial             */--          */--           */--        27.16%/--        */--         9.54%/--
Life Insurance and
Annuity Company
440 Lincoln Street
Worcester, MA01653

Ameritas Variable               */--          */--           */--        18.07%/--        */--        10.20%/--
Life Insurance Co.
Separate Acct. VA-2
Variable Annuity Product
P.O. Box 82550
Lincoln, NE 68501

Allianz Life Insurance Company  */--          */--           */--           */--        5.74%/--         */--
of North America
5701 Golden Hills Dr.
Minneapolis, MN 55416-1297

AUL American Unit Trust         */--          */--         5.58%/--         */--          */--           */--
One American Square
P.O. Box 1995
Indianapolis, IN 46206

AUL Group Retirement Annuity    */--          */--        11.05%/--       5.79%/--        */--           */--
Separate Account II
One American Square
P.O. Box 1995
Indianapolis, IN 46206

CG Variable Annuity             */--          */--           */--           */--        6.06%/--         */--
Separate Acct II
1300 South Clinton
Ft. Wayne, IN 46802

Conseco Variable                */--          */--           */--           */--        9.64%/--      13.12%/--
Insurance Co.
11825 North Pennsylvania St.
Carmel, IN  46032

GE Life & Annuity Assurance Co. */--       18.77%/--      18.40%/--         */--          */--           */--
Separate Acct. III
6610 W. Broad St.
Richmond, VA 23230

IL Annuity & Insurance Co.      */--          */--           */--           */--        5.49%/--         */--
Visionary Choice
2960 N. Meridian St.
P.O. Box 7149
Indianapolis, IN 46207

Kemper Investors Life           */--          */--           */--       38.07%/--         */--        17.41%/--
  Insurance Co.
Variable Annuity Separate
  Account
1 Kemper Dr. Bldg 3 T-1
Long Grove, IL 60049

                               ALGER         ALGER
                             AMERICAN      AMERICAN                                      ALGER          ALGER
                              INCOME         SMALL          ALGER          ALGER       AMERICAN       AMERICAN
                                AND        CAPITAL-       AMERICAN       AMERICAN       MIDCAP        LEVERAGED
                              GROWTH        IZATION        GROWTH        BALANCED       GROWTH         ALLCAP
NAME AND                     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
ADDRESS OF                   (RECORD/      (RECORD/       (RECORD/       (RECORD/      (RECORD/       (RECORD/
SHAREHOLDERS                BENEFICIAL)   BENEFICIAL)    BENEFICIAL)    BENEFICIAL)   BENEFICIAL)    BENEFICIAL)
----------                  ----------    ----------     ----------     ----------    ----------     ----------
Lincoln Benefit Life         23.15%/--        */--           */--           */--        6.60%/--         */--
Variable Annunity
P.O. Box 80469
Lincoln, NE 68501-0469

Met Life Investors USA
Insurance Co.                   */--       11.17%/--         */--           */--          */--           */--
Separate Account A
4700 Westown Parkway,
  Suite 200
West Des Moines, IA 50266

New York Life                   */--       22.15%/--         */--           */--          */--           */--
300 Interpace Pkwy
Parsippany, NJ 07054

Provident Mutual                */--        5.62%/--         */--           */--          */--           */--
Life Insurance Co.
Variable Life
1000 Chesterbrook Blvd
Berwyn, PA19312-1181

Reliastar Life Insurance Co.    */--          */--           */--           */--        8.18%/--      10.66%/--
Northern Variable Annuity
P.O. Box 20
Minneapolis, MN 55440-0020

Security Life of Denver         */--          */--           */--           */--       11.14%/--         */--
Separate Account L1
1290 Broadway
Denver, CO 80203-5699

Sun Life of Canada (US)      40.69%/--        */--         5.84%/--         */--          */--           */--
Retirement Products
P.O. Box 9134
Wellesley Hills, MA 02481

Transamerica                 15.30%/--        */--           */--           */--          */--           */--
Life Ins. & Annuity Co.
Separate Account VA6
401 N. Tryon St. Suite 700
Charlotte, NC 28210

Valley Forge Life Insurance Co. */--          */--           */--           */--        9.70%/--         */--
100 CNADr.
Nashville, TN 37214

------------
* Indicates shareholder owns less than 5% of the Portfolio's shares.

ORGANIZATION
The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 6, 1988 (the "Trust Agreement"). Alger American Small Capitalization Portfolio, Alger American Income & Growth Portfolio, Alger American Growth Portfolio, Alger American Balanced Portfolio (formerly the Alger American Fixed Income Portfolio), Alger American MidCap Growth Portfolio and Alger American Leveraged AllCap Portfolio commenced operations on September 21, 1988, November 15, 1988, January 9, 1989, September 5, 1989, May 3, 1993 and
January 25, 1995, respectively. The Fund offers an unlimited number of shares of six series, representing the shares of the Portfolios. The Fund's Board of Trustees may establish additional Portfolios at any time. The word "Alger" in the Fund's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Associates, Inc. may terminate the Fund's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager.

On April 30, 2002, Class S shares were added to all of the Fund's Portfolios. The previously existing shares were designated Class O shares on that date. Shares of each Portfolio are thus divided into two classes, Class O and Class S. The classes differ in that (a) each class has a different class designation; (b) only the Class S shares are subject to a distribution and shareholder servicing fee under a plan adopted pursuant to rule 12b-1 under the Investment Company Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified, other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants. In the interest of economy and convenience, certificates representing shares of a Portfolio are physically issued only upon specific written request of a shareholder.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. Shareholders of one Portfolio may vote only on matters that affect that Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Under normal circumstances, other than the shares issued to Alger Inc. in connection with its creation and initial capitalization, the Fund intends to distribute shares of the Portfolios only to Participating Insurance Companies and Plans, so that only Participating Insurance Companies and their separate accounts and Plans will be considered shareholders of the Portfolios. Although the Participating Insurance Companies and their separate accounts and the Plans are the shareholders or investors, the Participating Insurance

Companies will pass through voting rights to their VA contract and VLI policy holders. Plan sponsors may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a discussion of voting rights please refer to the Participating Insurance Companies' prospectuses or the Plan documents.

DETERMINATION OF PERFORMANCE

Each Portfolio may include quotations of its "total return" in advertisements or reports to shareholders or prospective investors. Total return figures show the aggregate or average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1-, 5- and 10-year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis) and may utilize dollar cost averaging. The Portfolio may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share price and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions). "Total return" and "yield" for a Portfolio will vary based on changes in market conditions. In addition, since the deduction of a Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.

The "total return" and "yield" as to each class of the Portfolios are computed according to formulas prescribed by the SEC. These performance figures are calculated in the following manner:

A.   Total  Return  (before   taxes)--a  class's  average  annual  total  return
     described in the Prospectus is computed according to the following formula:

                                  P (1+T)[Power of n]=ERV

Where:            P = a  hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years
                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5 and 10 year periods (or fractional portion thereof);

The average annual total returns for Class O shares of the Portfolios for the periods indicated were as follows:

                                                                            FIVE          TEN      PERIOD FROM
                                                               YEAR         YEARS        YEARS     INCEPTION*
                                                               ENDED        ENDED        ENDED       THROUGH
                                                             12/31/01     12/31/01     12/31/01     12/31/01
                                                            --------      --------    --------      --------
Alger American Balanced
 (formerly Alger American Fixed Income)                      -1.93%        14.19%       12.01%       10.85%
Alger American Income & Growth                              -14.32%        16.80%       14.48%       13.36%
Alger American Small Capitalization                         -29.51%        -1.08%        4.79%       11.70%
Alger American Growth                                       -11.81%        13.36%       14.98%       16.58%
Alger American MidCap Growth                                 -6.52%        15.06%        N/A         18.79%
Alger American Leveraged AllCap                             -15.93%        16.28%        N/A         22.77%

* The Alger American Balanced Portfolio, the Alger American Income & Growth Portfolio, the Alger American Small Capitalization Portfolio, the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio and the Alger American Leveraged AllCap Portfolio commenced operations on September 5, 1989, November 15, 1988, September 21, 1988, January 9, 1989, May 3, 1993
   and January 25, 1995, respectively.

No class S shares were outstanding prior to May 1, 2002.

B. Yield--a Class's net annualized yield described in the Prospectus is computed according to the following formula:

                             a-b
\               YIELD = 2[( ----- + 1)[power of 6] - 1]
                              cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

IN GENERAL

Current performance information for the Portfolios may be obtained by calling the Fund at (800) 992-3863. All performance figures are based on historical earnings. A Portfolio's quoted performance may not be indicative of future performance. A Portfolio's performance will depend upon factors such as the Portfolio's expenses and the types and maturities of instruments held by the Portfolio. In addition, the actual return to a holder of a VA contract or a VLI policy will be affected by charges imposed by the separate accounts of Participating Insurance Companies or, in the case of Plan participants, by any charges imposed under the Plan.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Portfolio with that of other mutual funds with a similar investment objective. The performance of the Portfolios, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indexes, such as the S&P 500 Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, the Lehman Government/Corporate Bond Index or the S&P MidCap 400 Index. In addition, evaluations of the Portfolios published by nationally recognized ranking services or articles regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAl and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.

INVESTOR AND SHAREHOLDER
INFORMATION

Investors and shareholders may contact the Fund toll-free at (800) 992-3863 for further information regarding the Fund and the Portfolios, including current performance quotations, as well as for assistance in selecting a Portfolio. Holders of VA contracts or VLI policies issued by Participating Insurance Companies and participants in Plans for which shares of one or more Portfolios are the investment vehicle may receive from the Participating Insurance Companies or Plan sponsor unaudited semi-annual financial statements and year-end financial statements audited by the Fund's independent public accountants. Each report will show the investments owned by each of the Portfolios and the market values of the investments and will provide other information about the Fund and its operations.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
--------------------------------------------------------------------------------

    SHARES         COMMON STOCKS--97.2%                                          VALUE
    -------                                                                      -----
                   AEROSPACE & DEFENSE--1.1%
     204,600       General Dynamics Corporation                           $   16,294,344
                                                                          ---------------
                   BEVERAGES--2.5%
     336,950       Anheuser-Busch Companies, Inc.                             15,233,510
     478,100       PepsiCo, Inc.                                              23,278,689
                                                                          ---------------
                                                                              38,512,199
                                                                          ---------------
                   BIOTECHNOLOGY--4.5%
     511,300       Amgen Inc.*                                                28,857,772
     201,000       Genzyme Corp. - General Division*                          12,031,860
     682,500       Immunex Corporation*                                       18,912,075
     196,200       MedImmune, Inc.*                                            9,093,870
                                                                          ---------------
                                                                              68,895,577
                                                                          ---------------
                   COMMERCIAL SERVICES & SUPPLIES--8.2%
     831,850       Cendant Corporation*                                       16,312,578
     860,600       eBay Inc.*                                                 57,574,140
     674,000       First Data Corporation                                     52,875,300
                                                                          ---------------
                                                                             126,762,018
                                                                          ---------------
                   COMMUNICATION EQUIPMENT--3.8%
     394,150       JDS Uniphase Corporation*                                   3,421,222
   1,947,500       Nokia Corporation, ADR                                     47,772,175
     154,450       QUALCOMM Inc.*                                              7,799,725
                                                                          ---------------
                                                                              58,993,122
                                                                          ---------------
                   COMPUTER SOFTWARE--.7%
     792,850       Oracle Corporation*                                        10,949,259
                                                                          ---------------
                   COMPUTERS & PERIPHERALS--4.4%
   1,169,750       Dell Computer Corporation*                                 31,793,805
   2,934,950       Sun Microsystems, Inc.*                                    36,099,885
                                                                          ---------------
                                                                              67,893,690
                                                                          ---------------
                   DIVERSIFIED FINANCIALS--9.8%
     151,750       Capital One Financial Corporation                           8,186,913
   1,104,100       Citigroup Inc.                                             55,734,967
     244,600       Federal Home Loan Mortgage Corporation                     15,996,840
     836,800       J.P. Morgan Chase & Co.                                    30,417,680
     789,300       Merrill Lynch & Co., Inc.                                  41,138,316
                                                                          ---------------
                                                                             151,474,716
                                                                          ---------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS--.8%
     338,350       Flextronics International Ltd.*                             8,117,016
     205,800       Sanmina-SCI Corporation*                                    4,095,420
                                                                          ---------------
                                                                              12,212,436
                                                                          ---------------

    SHARES                                                                      VALUE
    -------                                                                     -----
                   ENERGY EQUIPMENT & SERVICES--2.1%
     469,500       BJ Services Company*                                   $   15,235,275
     199,800       Nabors Industries, Inc.*                                    6,859,134
     292,000       Transocean Sedco Forex Inc.                                 9,875,440
                                                                          ---------------
                                                                              31,969,849
                                                                          ---------------
                   HEALTHCARE EQUIPMENT & SUPPLIES--4.8%
     869,400       Baxter International Inc.                                  46,625,922
     525,800       Medtronic, Inc.                                            26,926,218
                                                                          ---------------
                                                                              73,552,140
                                                                          ---------------
                   HEALTHCARE PROVIDERS & SERVICES--4.7%
     474,500       Cardinal Health, Inc.                                      30,681,170
     703,950       Tenet Healthcare Corporation*                              41,335,944
                                                                          ---------------
                                                                              72,017,114
                                                                          ---------------
                   INDUSTRIAL CONGLOMERATES--7.0%
     967,550       General Electric Company                                   38,779,404
   1,176,500       Tyco International Ltd.                                    69,295,850
                                                                          ---------------
                                                                             108,075,254
                                                                          ---------------
                   INSURANCE--5.1%
     682,500       American International Group, Inc.                         54,190,500
     232,850       Chubb Corporation (The)                                    16,066,650
      83,950       Marsh & McLennan Companies, Inc.                            9,020,428
                                                                          ---------------
                                                                              79,277,578
                                                                          ---------------
                   INTERNET SOFTWARE & SERVICES--.3%
     130,000       VeriSign, Inc.*                                             4,945,200
                                                                          ---------------
                   MEDIA--2.3%
     652,975       AOL Time Warner Inc.*                                      20,960,498
     331,650       Viacom Inc. Cl. B*                                         14,642,348
                                                                          ---------------
                                                                              35,602,846
                                                                          ---------------
                   MULTILINE RETAIL--4.0%
   1,063,900       Wal-Mart Stores, Inc.                                      61,227,445
                                                                          ---------------
                   OIL & GAS--1.1%
     197,120       ChevronTexaco Corporation                                  17,663,923
                                                                          ---------------
                   PHARMACEUTICALS--13.1%
     527,800       Abbott Laboratories                                        29,424,850
     711,000       American Home Products Corporation                         43,626,960
     182,750       Forest Laboratories, Inc.*                                 14,976,362
     645,750       Johnson & Johnson                                          38,163,825
     230,400       King Pharmaceuticals, Inc.*                                 9,706,752
     644,150       Merck & Co., Inc.                                          37,876,020
     707,425       Pfizer Inc.                                                28,190,886
                                                                          ---------------
                                                                             201,965,655
                                                                          ---------------

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (Cont'd)
-------------------------------------------------------------------------------

    SHARES         COMMON STOCKS--(CONT'D)                                       VALUE
    -------                                                                     -----
                   SEMICONDUCTORS--6.1%
     341,400       Analog Devices, Inc.*                                   $  15,154,746
     576,400       Intel Corporation                                          18,127,780
     191,200       Linear Technology Corporation                               7,464,447
     399,500       Micron Technology, Inc.*                                   12,384,500
   1,894,700       Taiwan Semiconductor Manufacturing
                     Company Ltd.*                                            32,531,999
     276,500       Texas Instruments Incorporated                              7,742,000
                                                                          ---------------
                                                                              93,405,472
                                                                          ---------------
                   SOFTWARE--5.4%
     565,400       Intuit Inc.*                                               24,187,812
     890,350       Microsoft Corporation*                                     58,985,688
                                                                          ---------------
                                                                              83,173,500
                                                                          ---------------
                   SPECIALTY RETAIL--3.9%
     192,100       Best Buy Co., Inc.*                                        14,307,609
     576,400       Home Depot, Inc.                                           29,402,164
     334,400       Lowe's Companies,  Inc.                                    15,519,504
                                                                          ---------------
                                                                              59,229,277
                                                                          ---------------
                   TOBACCO--1.5%
     493,700       Philip Morris Companies Inc.                               22,636,145
                                                                          ---------------
                   TOTAL COMMON STOCKS
                     (COST $1,432,794,508)                                 1,496,728,759
                                                                          ---------------
   PRINCIPAL
     AMOUNT         SHORT-TERM INVESTMENTS--2.0%                                  VALUE
   ---------                                                                      -----
                   U.S. GOVERNMENT & AGENCY OBLIGATIONs--2.0%
 $31,800,000       Federal Home Loan Banks,
                     1.43%, 1/2/02
                    (COST $31,798,737)                                      $ 31,798,737
                                                                          ---------------
                   SECURITIES HELD UNDER
                     REPURCHASE AGREEMENTS
                   Securities Held Under Repurchase
                     Agreements, 1.65%, 1/2/02, with
                     Bear, Stearns & Co. Inc., dtd 12/31/01,
                     repurchase price $229,351; collateralized
                     by $230,000 U.S. Treasury Bonds, 3.625%,
                     due 4/15/28                                                 229,330
                                                                          ---------------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $32,028,067)                                       32,028,067
                                                                          ---------------
TOTAL INVESTMENTS
  (COST $1,464,822,575)(A)                                   99.2%         1,528,756,826
Other Assets in Excess of Liabilities                          .8             11,569,967
                                                           ------         --------------
NET ASSETS                                                  100.0%        $1,540,326,793
                                                           ======         ==============

---------------
  * Non-income producing security.
(a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,464,822,575, amounted to $63,934,251 which consisted of aggregate gross unrealized appreciation of $146,201,453 and aggregate gross unrealized depreciation of $82,267,202.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                     Year Ended December 31,
                                                          -------------------------------------------------------------------------
                                                               2001            2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                    $    47.27      $    64.38      $    53.22      $    42.76      $    34.33
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                0.01            0.10           (0.03)           0.09            0.13
   Net realized and unrealized gain
     (loss) on investments                                    (4.88)          (8.75)          16.66           18.32            8.66
-----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                       (4.87)          (8.65)          16.63           18.41            8.79
-----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                       (0.10)            --            (0.08)          (0.13)          (0.13)
   Distributions from net realized gains                      (5.53)          (8.46)          (5.39)          (7.82)          (0.23)
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                    (5.63)          (8.46)          (5.47)          (7.95)          (0.36)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                          $    36.77      $    47.27      $    64.38      $    53.22      $    42.76
====================================================================================================================================
   Total Return                                              (11.81%)        (14.77%)         33.74%          48.07%          25.75%
====================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)             $1,540,327      $1,809,937      $3,387,526      $1,905,719      $1,072,529
====================================================================================================================================
     Ratio of expenses to average net assets                   0.81%           0.79%           0.79%           0.79%           0.79%
====================================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                                      0.03%           0.12%          (0.03%)          0.25%           0.27%
====================================================================================================================================
 Portfolio Turnover Rate                                      87.79%         108.27%         135.13%         127.38%         129.50%
====================================================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================

    SHARES         COMMON STOCKS--(CONT'D)                                       VALUE
    -------                                                                      -----
                   AEROSPACE & DEFENSE--1.0%
      45,550       EDO Corporation                                         $   1,204,798
      99,800       Mercury Computer Systems, Inc.*                             3,903,178
                                                                         ---------------
                                                                               5,107,976
                                                                         ---------------
                   BANKS--4.9%
     143,550       Boston Private Financial Holdings, Inc.                     3,168,149
     437,300       IndyMac Bancorp, Inc.*                                     10,224,074
      70,450       Investors Financial Services Corp.                          4,664,495
     253,375       UCBH Holdings, Inc.                                         7,205,985
                                                                         ---------------
                                                                              25,262,703
                                                                         ---------------
                   BEVERAGES--1.6%
     192,050       Constellation Brands, Inc.*                                 8,229,343
                                                                         ---------------
                   BIOTECHNOLOGY--10.9%
     167,725       Alkermes, Inc.*                                             4,421,231
     222,550       ArQule Inc.*                                                3,783,350
     328,100       Charles River Laboratories
                     International, Inc.*                                     10,984,788
     165,100       Exelixis, Inc.*                                             2,743,962
     136,000       InterMune Inc.*                                             6,699,360
     248,500       NPS Pharmaceuticals, Inc.*                                  9,517,550
     143,200       OSI Pharmaceuticals, Inc.*                                  6,549,968
     147,450       Regeneron Pharmaceuticals, Inc.*                            4,152,192
     151,900       Scios Inc.*                                                 3,610,663
      89,200       Trimeris, Inc.*                                             4,011,324
                                                                         ---------------
                                                                              56,474,388
                                                                         ---------------
                   BROADCASTING--1.2%
     381,750       Cumulus Media Inc., Cl. A *                                 6,176,715
                                                                         ---------------
                   BUILDING & CONSTRUCTION--.9%
     201,950       Dal-Tile International Inc.*                                4,695,338
                                                                         ---------------
                   COMMERCIAL SERVICES & SUPPLIES--10.5%
     169,470       BISYS Group, Inc. (The)*                                   10,844,385
      80,350       Career Education Corporation*                               2,754,398
     141,800       ChoicePoint Inc.*                                           7,187,842
     106,750       Education Management Corporation*                           3,869,688
     439,385       Exult Inc.*                                                 7,052,129
     521,100       FreeMarkets Inc.*                                          12,490,767
      89,200       InterCept Group, Inc. (The)*                                3,648,280
   1,287,400       Service Corporation International*                          6,424,126
                                                                         ---------------
                                                                              54,271,615
                                                                         ---------------
                   COMMUNICATION EQUIPMENT--4.3%
     224,800       Alpha Industries, Inc.*                                     4,900,640
     872,850       Finisar Corporation*                                        8,876,885
     246,400       McDATA Corporation Cl. A*                                   6,036,800
     150,900       Powerwave Technologies, Inc.*                               2,607,552
                                                                         ---------------
                                                                              22,421,877
                                                                         ---------------

    SHARES                                                                      VALUE
    -------                                                                     -----
                   COMMUNICATION TECHNOLOGY--.5%
      51,850       AirGate PCS, Inc.*                                      $   2,361,768
                                                                         ---------------
                   COMPUTER SOFTWARE--.6%
     158,100       Manugistics Group, Inc.*                                    3,332,748
                                                                         ---------------
                   COMPUTER TECHNOLOGY--.7%
     195,700       Computer Network Technology Corporation*                    3,481,503
                                                                         ---------------
                   CONSTRUCTION & ENGINEERING--.4%
      79,950       Shaw Group Inc. (The)*                                      1,878,825
                                                                         ---------------
                   DIVERSIFIED FINANCIALS--1.4%
     105,690       Affiliated Managers Group, Inc.*                            7,449,031
                                                                         ---------------
                   ELECTRONIC EQUIPMENT & INSTRUMENTS--.5%
     188,650       Kopin Corporation*                                          2,641,100
                                                                         ---------------
                   ELECTRONICS--.4%
      80,200       Plexus Corp.*                                               2,130,112
                                                                         ---------------
                   ENERGY EQUIPMENT & SERVICES--1.3%
     127,100       Smith International, Inc.*                                  6,815,102
                                                                         ---------------
                   FINANCIAL SERVICES--1.6%
     133,950       Doral Financial Corp.                                       4,180,580
     177,250       NCO Group, Inc.*                                            4,059,025
                                                                         ---------------
                                                                               8,239,605
                                                                         ---------------
                   FOOD & BEVERAGES--1.2%
     152,100       American Italian Pasta Company Cl. A*                       6,392,762
                                                                         ---------------
                   FOOD & DRUG RETAILING--2.3%
     395,100       Duane Reade Inc.*                                          11,991,285
                                                                         ---------------
                   HEALTHCARE EQUIPMENT & SUPPLIES--2.1%
      65,600       Cerus Corporation *                                         3,001,200
     211,750       Cytyc Corporation*                                          5,526,675
     121,300       Urologix, Inc.*                                             2,432,065
                                                                         ---------------
                                                                              10,959,940
                                                                         ---------------
                   HEALTHCARE PROVIDERS & SERVICES--14.3%
     195,050       Accredo Health, Incorporated*                               7,743,485
     157,735       AmerisourceBergen Corporation                              10,024,059
     584,200       Caremark Rx, Inc.*                                          9,528,302
     268,350       Covance Inc.*                                               6,091,545
      77,600       Cross Country, Inc.*                                        2,056,400
     454,600       Eclipsys Corporation*                                       7,614,550
      85,320       LifePoint Hospitals, Inc.*                                  2,904,293
     293,250       Manor Care, Inc.*                                           6,952,958
     125,300       Priority Healthcare Corporation, Cl. B*                     4,409,307
     385,450       Province Healthcare Company*                               11,894,986
     187,450       Unilab Corporation*                                         4,704,995
                                                                         ---------------
                                                                               73,924,880
                                                                         ---------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (Cont'd)
================================================================================

    SHARES         COMMON STOCKS--(CONT'D)                                       VALUE
    -------                                                                      -----
                   HOTELS, RESTAURANTS & LEISURE--5.8%
     169,450       AFC Enterprises, Inc.*                                  $   4,810,686
     199,550       Applebee's International, Inc.                              6,824,610
      75,625       Cheesecake Factory Incorporated (The)*                      2,629,481
     152,800       Panera Bread Company*                                       7,951,712
     370,900       Ruby Tuesday, Inc.                                          7,651,667
                                                                         ---------------
                                                                              29,868,156
                                                                         ---------------
                   HOUSEHOLD DURABLES--1.2%
     110,200       Mohawk Industries, Inc.*                                    6,047,776
                                                                         ---------------
                   HOUSEHOLD PRODUCTS--1.1%
     219,250       Church & Dwight Co., Inc.                                   5,838,628
                                                                         ---------------
                   INFORMATION TECHNOLOGY
                     CONSULTING & SERVICES--.4%
     104,900       Tier Technologies, Inc.*                                    2,261,644
                                                                         ---------------
                   INSURANCE--.8%
     155,300       HCC Insurance Holdings, Inc.                                4,278,515
                                                                         ---------------
                   INTERNET SOFTWARE & SERVICES--3.0%
     281,800       Netegrity, Inc.*                                            5,455,647
     280,300       Overture Services Inc.*                                     9,931,029
                                                                         ---------------
                                                                              15,386,676
                                                                         ---------------
                   LEISURE & ENTERTAINMENT--.9%
      70,050       International Game Technology*                              4,784,415
                                                                         ---------------
                   LEISURE EQUIPMENT & PRODUCTS--2.2%
     285,400       Action Performance Companies, Inc.*                         8,736,094
     102,600       Activision, Inc.*                                           2,668,626
                                                                         ---------------
                                                                              11,404,720
                                                                         ---------------
                   MACHINERY--.6%
     116,600       Flowserve Corporation*                                      3,102,726
                                                                         ---------------
                   MEDICAL TECHNOLOGY--.5%
      79,400       Digene Corporation*                                         2,342,300
                                                                         ---------------
                   OIL & GAS--1.1%
     143,330       Spinnaker Exploration Company*                              5,899,463
                                                                         ---------------
                   PERSONAL PRODUCTS--1.7%
     384,400       Yankee Candle Company, Inc. (The)*                          8,710,504
                                                                         ---------------
                   PHARMACEUTICALS--1.5%
      35,300       Barr Laboratories, Inc.*                                    2,801,407
     136,600       Cubist Pharmaceuticals, Inc.*                               4,912,136
                                                                         ---------------
                                                                               7,713,543
                                                                         ---------------

    SHARES                                                                      VALUE
    -------                                                                     -----
                   RETAIL--2.3%
     360,500       Michaels Stores, Inc.*                                 $   11,878,475
                                                                         ---------------
                   SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.0%
      87,800       Microsemi Corporation*                                      2,607,660
     249,700       Photronics Inc.*                                            7,828,095
     225,350       Power Integrations, Inc.*                                   5,146,994
     242,150       TriQuint Semiconductor, Inc.*                               2,968,759
     216,100       Zoran Corporation*                                          7,053,504
                                                                         ---------------
                                                                              25,605,012
                                                                         ---------------
                   SEMICONDUCTORS--2.4%
     202,300       Cirrus Logic, Inc.*                                         2,674,406
     204,500       Conexant Systems, Inc.*                                     2,936,620
     187,550       Integrated Circuit Systems, Inc.*                           4,236,755
      78,850       International Rectifier Corporation*                        2,750,287
                                                                         ---------------
                                                                              12,598,068
                                                                         ---------------
                   SOFTWARE--7.7%
     439,350       Borland Software Corporation*                               6,880,221
     142,650       Fair, Isaac and Company, Incorporated                       8,989,802
     104,500       Lawson Software, Inc.*                                      1,645,875
     216,200       NetIQ Corporation*                                          7,623,212
      27,800       Simplex Solutions, Inc.*                                      460,090
     125,650       Synopsys, Inc.*                                             7,422,146
     138,400       THQ Inc.*                                                   6,708,248
                                                                         ---------------
                                                                              39,729,594
                                                                         ---------------
                   SPECIALTY RETAIL--4.1%
     338,200       Barnes & Noble, Inc.*                                      10,010,720
     259,900       Circuit City Stores, Inc.--CarMax Group*                     5,910,126
     136,600       Electronics Boutique Holdings Corp.*                        5,455,804
                                                                         ---------------
                                                                              21,376,650
                                                                         ---------------
                   TEXTILES & APPAREL--2.1%
     275,250       Coach, Inc.*                                               10,729,245
                                                                         ---------------
                   WIRELESS TELECOMMUNICATION SERVICES--.8%
     357,500       Alamosa Holdings, Inc.*                                     4,264,975
                                                                         ---------------
                   TOTAL COMMON STOCKS
                     (COST $502,875,677)                                     558,059,701
                                                                         ---------------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================

   PRINCIPAL
    AMOUNT         SHORT-TERM INVESTMENTS--14.9%                                 VALUE
    -------                                                                     -----
                   U.S. Government & Agency Obligations--14.9%
 $76,700,000       Federal Home Loan Banks,
                     1.43%, 1/2/02
                     (Cost $76,696,953)                                   $   76,696,953
                                                                          --------------
                   SECURITIES HELD UNDER
                     REPURCHASE AGREEMENTS
                   Securities Held Under Repurchase
                     Agreements, 1.65%, 1/2/02, with
                     Bear, Stearns & Co. Inc., dtd 12/31/01,
                     repurchase price $241,398; collateralized
                     by $240,000 U.S. Treasury Bonds, 3.625%,
                     due 4/15/28                                                 241,376
                                                                          --------------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $76,938,329)                                       76,938,329
                                                                          --------------
TOTAL INVESTMENTS
  (COST $579,814,006)(a)                                    122.7%           634,998,030
Liabilities in Excess of Other Assets                       (22.7)          (117,633,730)
                                                            ------        --------------
NET ASSETS                                                  100.0%        $  517,364,300
                                                            ======        ==============

--------------------------------------------------------------------------------
  * Non-income producing security.
(a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $579,814,006, amounted to $55,184,024 which consisted of aggregate gross unrealized appreciation of $73,696,786 and aggregate gross unrealized depreciation of $18,512,762.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                 Year Ended December 31,
                                                      --------------------------------------------------------------------------
                                                            2001            2000            1999            1998           1997
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                 $    23.49      $    55.15      $    43.97      $    43.75      $    40.91
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                            (0.03)           0.01(i)        (0.12)(i)       (0.02)          (0.05)(i)
   Net realized and unrealized gain
     (loss) on investments                                 (6.90)         (12.80)          16.98            6.30            4.45
--------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                  (6.93)         (12.79)          16.86            6.28            4.40
--------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                    (0.01)           --              --              --              --
   Distributions from net realized gains                    --            (18.87)          (5.68)          (6.06)          (1.56)
--------------------------------------------------------------------------------------------------------------------------------
         Total Distributions                               (0.01)         (18.87)          (5.68)          (6.06)          (1.56)
--------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                       $    16.55      $    23.49      $    55.15      $    43.97      $    43.75
================================================================================================================================
   Total Return                                           (29.51%)        (27.20%)         43.42%          15.53%          11.39%
================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)          $  517,364      $  700,370      $  674,864      $1,216,584      $  997,586
================================================================================================================================
     Ratio of expenses to average net assets                0.92%           0.90%           0.90%           0.89%           0.89%
================================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                                  (0.27%)          0.03%          (0.28%)         (0.20%)         (0.12%)
================================================================================================================================
     Portfolio Turnover Rate                              181.80%         217.69%         182.25%         142.90%         104.43%
================================================================================================================================

(i) Amount was computed based on average shares outstanding during the year.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================

   SHARES          COMMON STOCKS--89.8%                                          VALUE
   ------                                                                        -----
                   AEROSPACE & DEFENSE--.5%
       9,450       General Dynamics Corporation                             $    752,598
                                                                            ------------
                   BANKS--3.7%
      19,400       Commerce Bancorp, Inc.                                        763,196
      43,400       Northern Trust Corporation                                  2,613,548
      69,900       UCBH Holdings, Inc.                                         1,987,956
                                                                            ------------
                                                                               5,364,700
                                                                            ------------
                   BEVERAGES--2.3%
      31,550       Anheuser-Busch Companies, Inc.                              1,426,376
      39,600       PepsiCo, Inc.                                               1,928,124
                                                                            ------------
                                                                                3,354,500
                                                                            ------------
                   BIOTECHNOLOGY--3.8%
      77,200       Amgen Inc.*                                                 4,357,168
      18,900       Genzyme Corp. - General Division*                           1,131,354
                                                                            ------------
                                                                               5,488,522
                                                                            ------------
                   COMMERCIAL SERVICES & SUPPLIES--12.6%
      40,000       Amdocs Limited*                                             1,358,800
      86,300       Cendant Corporation*                                        1,692,343
      73,000       eBay Inc.*                                                  4,883,700
      69,900       First Data Corporation                                      5,483,655
     134,200       Paychex, Inc.                                               4,676,870
                                                                            ------------
                                                                              18,095,368
                                                                            ------------
                   COMMUNICATION EQUIPMENT--4.5%
     107,850       JDS Uniphase Corporation*                                     936,138
     228,100       Nokia Corporation, ADR                                      5,595,293
                                                                            ------------
                                                                               6,531,431
                                                                            ------------
                   COMPUTERS & PERIPHERALS--2.3%
     115,200       Sun Microsystems, Inc.*                                     1,416,960
     123,600       Symbol Technologies, Inc.                                   1,962,768
                                                                            ------------
                                                                               3,379,728
                                                                            ------------
                   DIVERSIFIED FINANCIALS--10.3%
      14,200       Capital One Financial Corporation                             766,090
     103,116       Citigroup Inc.                                              5,205,296
      30,100       Federal Home Loan Mortgage Corporation                      1,968,540
      78,000       J.P. Morgan Chase & Co.                                     2,835,300
      77,450       Merrill Lynch & Co., Inc.                                   4,036,694
                                                                            ------------
                                                                              14,811,920
                                                                            ------------
                   ELECTRONIC EQUIPMENT & INSTRUMENTS--.5%
      31,550       Flextronics International Ltd.*                               756,885
                                                                            ------------
                   HEALTHCARE EQUIPMENT & SUPPLIES--2.5%
      68,400       Baxter International Inc.                                   3,668,291
                                                                            ------------
                   HEALTHCARE PROVIDERS & SERVICES--1.4%
      31,500       Cardinal Health, Inc.                                       2,036,790
                                                                            ------------


     SHARES                                                                     VALUE
     ------                                                                     -----
                   INDUSTRIAL CONGLOMERATES--5.0%
      34,200       General Electric Company                                 $  1,370,736
      97,800       Tyco International Ltd.                                     5,760,420
                                                                            ------------
                                                                               7,131,156
                                                                            ------------
                   INSURANCE--5.9%
      79,446       American International Group, Inc.                          6,308,012
      21,800       Chubb Corporation (The)                                     1,504,200
       6,650       Marsh & McLennan Companies, Inc.                              714,543
                                                                            ------------
                                                                               8,526,755
                                                                            ------------
                   MEDIA--1.4%
      61,300       AOL Time Warner Inc.*                                       1,967,730
                                                                            ------------
                   MULTILINE RETAIL--4.9%
     121,750       Wal-Mart Stores, Inc.                                       7,006,713
                                                                            ------------
                   OIL & GAS--1.6%
      25,700       ChevronTexaco Corporation                                   2,302,977
                                                                            ------------
                   PHARMACEUTICALS--9.5%
      36,200       Abbott Laboratories                                         2,018,150
      66,400       American Home Products Corporation                          4,074,304
      60,450       Johnson & Johnson                                           3,572,595
      18,200       Merck & Co., Inc.                                           1,070,160
      72,937       Pfizer Inc.                                                 2,906,539
                                                                            ------------
                                                                              13,641,748
                                                                            ------------
                   SEMICONDUCTORS--8.1%
     163,500       Intel Corporation                                           5,142,075
      35,800       Linear Technology Corporation                               1,397,632
      26,400       Micron Technology, Inc.*                                      818,400
     177,300       Taiwan Semiconductor
                     Manufacturing Company Ltd.*                               3,044,241
      45,400       Texas Instruments Incorporated                              1,271,200
                                                                            ------------
                                                                              11,673,548
                                                                            ------------
                   SOFTWARE--3.9%
      83,900       Microsoft Corporation*                                      5,558,375
                                                                            ------------
                   SPECIALTY RETAIL--3.6%
      57,000       Home Depot, Inc.                                            2,907,570
      48,900       Lowe's Companies,  Inc.                                     2,269,449
                                                                            ------------
                                                                               5,177,019
                                                                            ------------
                   TOBACCO--1.5%
      46,050       Philip Morris Companies Inc.                                2,111,393
                                                                            ------------
                   TOTAL COMMON STOCKS
                     (COST $129,745,361)                                     129,338,147
                                                                            ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================

   PRINCIPAL
    AMOUNT         SHORT-TERM INVESTMENTS--8.8%                                  VALUE
   ---------                                                                     -----
                   U.S. GOVERNMENT & AGENCY OBLIGATIONS--8.6%
 $12,400,000       Federal Home Loan Banks,
                     1.43%, 1/2/02
                     (COST $12,399,507)                                     $ 12,399,507
                                                                            ------------
                   SECURITIES HELD UNDER
                     REPURCHASE AGREEMENTS--.2%
                   Securities Held Under Repurchase
                     Agreements, 1.65%, 1/2/02, with
                     Bear, Stearns & Co. Inc., dtd 12/31/01,
                     repurchase price $263,229; collateralized
                     by $265,000 U.S. Treasury Bonds, 3.625%,
                     due 4/15/28                                                 263,205
                                                                            ------------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $12,662,712)                                       12,662,712
                                                                            ------------
TOTAL INVESTMENTS
  (COST $142,408,073)(a)                                   98.6%             142,000,859
Other Assets in Excess of Liabilities                       1.4                2,005,478
                                                        -------            -------------
NET ASSETS                                                100.0%            $144,006,337
                                                        =======            =============

--------------------------------------------------------------------------------
  * Non-income producing security.
(a) At December 31, 2001, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $142,408,073, amounted to $407,214 which consisted of aggregate gross unrealized appreciation of $7,852,896 and aggregate gross unrealized depreciation of $8,260,110.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                  Year Ended December 31,
                                                        --------------------------------------------------------------------------
                                                              2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                   $    13.26      $    17.58      $    13.12      $    10.99      $     8.42
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                      0.05            0.05            0.00            0.03            0.03
   Net realized and unrealized gain
     (loss) on investments                                   (1.86)          (0.44)           5.26            3.30            2.94
----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                      (1.81)          (0.39)           5.26            3.33            2.97
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                      (0.05)          (0.01)          (0.03)          (0.04)          (0.04)
   Distributions from net realized gains                     (0.83)          (3.92)          (0.77)          (1.16)          (0.36)
----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                   (0.88)          (3.93)          (0.80)          (1.20)          (0.40)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                         $    10.57      $    13.26      $    17.58      $    13.12      $    10.99
==================================================================================================================================
   Total Return                                             (14.32%)         (1.27%)         42.45%          32.39%          36.29%
==================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)            $  144,006      $  150,783      $   91,250      $   77,926      $   47,399
==================================================================================================================================
     Ratio of expenses to average net assets                  0.72%           0.70%           0.70%           0.70%           0.74%
==================================================================================================================================
     Ratio of net investment income to
       average net assets                                     0.52%           0.43%           0.03%           0.31%           0.56%
==================================================================================================================================
     Portfolio Turnover Rate                                110.04%         142.43%         193.23%         131.67%         150.09%
==================================================================================================================================


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================

     SHARES        COMMON STOCKS--47.1%                                         VALUE
    -------                                                                     -----
                   AEROSPACE & DEFENSE--.3%
       7,650       General Dynamics Corporation                             $    609,246
                                                                            ------------
                   BEVERAGES--1.6%
      24,850       Anheuser-Busch Companies, Inc.                              1,123,468
      49,650       PepsiCo, Inc.                                               2,417,459
                                                                            ------------
                                                                               3,540,927
                                                                            ------------
                   BIOTECHNOLOGY--2.7%
      36,300       Amgen Inc.*                                                 2,048,772
      14,300       Genzyme Corp. - General Division*                             855,998
      91,900       Immunex Corporation*                                        2,546,549
      14,000       MedImmune, Inc.*                                              648,900
                                                                            ------------
                                                                               6,100,219
                                                                            ------------
                   COMMERCIAL SERVICES & SUPPLIES--3.8%
      59,400       Cendant Corporation*                                        1,164,834
      57,800       eBay Inc.*                                                  3,866,820
      44,850       First Data Corporation                                      3,518,483
                                                                            ------------
                                                                               8,550,137
                                                                            ------------
                   COMMUNICATION EQUIPMENT--1.8%
      52,050       JDS Uniphase Corporation*                                     451,794
     125,000       Nokia Corporation, ADR                                      3,066,250
       8,700       QUALCOMM Inc.*                                                439,350
                                                                            ------------
                                                                               3,957,394
                                                                            ------------
                   COMPUTER SOFTWARE--.4%
      70,600       Oracle Corporation*                                           974,986
                                                                            ------------
                   COMPUTERS & PERIPHERALS--2.2%
      82,050       Dell Computer Corporation*                                  2,230,119
     221,000       Sun Microsystems, Inc.*                                     2,718,300
                                                                            ------------
                                                                               4,948,419
                                                                            ------------
                   DIVERSIFIED FINANCIALS--4.2%
      10,850       Capital One Financial Corporation                             585,357
      58,266       Citigroup Inc.                                              2,941,268
      17,425       Federal Home Loan Mortgage Corporation                      1,139,595
      61,200       J.P. Morgan Chase & Co.                                     2,224,620
      47,450       Merrill Lynch & Co., Inc.                                   2,473,094
                                                                            ------------
                                                                               9,363,934
                                                                            ------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS--.4%
      24,750       Flextronics International Ltd.*                               593,753
      18,300       Sanmina-SCI Corporation*                                      364,170
                                                                            ------------
                                                                                 957,923
                                                                            ------------
                   ENERGY EQUIPMENT & SERVICES--.5%
      19,400       BJ Services Company *                                         629,530
      15,400       Transocean Sedco Forex Inc.                                   520,828
                                                                            ------------
                                                                               1,150,358
                                                                            ------------
                   HEALTHCARE EQUIPMENT & SUPPLIES--2.1%
      51,200       Baxter International Inc.                                   2,745,856
      36,800       Medtronic, Inc.                                             1,884,528
                                                                            ------------
                                                                               4,630,384
                                                                            ------------

    SHARES                                                                      VALUE
    -------                                                                     -----
                   HEALTHCARE PROVIDERS & SERVICES--3.8%
      55,000       AmerisourceBergen Corporation                            $  3,495,250
      32,100       Cardinal Health, Inc.                                       2,075,586
      50,600       Tenet Healthcare Corporation*                               2,971,232
                                                                            ------------
                                                                               8,542,068
                                                                            ------------
                   INDUSTRIAL CONGLOMERATES--3.1%
      71,350       General Electric Company                                    2,859,708
      70,850       Tyco International Ltd.                                     4,173,065
                                                                            ------------
                                                                               7,032,773
                                                                            ------------
                   INSURANCE--2.0%
      36,400       American International Group, Inc.                          2,890,160
      16,650       Chubb Corporation (The)                                     1,148,850
       5,050       Marsh & McLennan Companies, Inc.                              542,623
                                                                            ------------
                                                                               4,581,633
                                                                            ------------
                   INTERNET SOFTWARE & SERVICES--.5%
      28,300       VeriSign, Inc.*                                             1,076,531
                                                                            ------------
                   MEDIA--1.1%
      46,300       AOL Time Warner Inc.*                                       1,486,230
      22,150       Viacom Inc. Cl. B*                                            977,923
                                                                            ------------
                                                                               2,464,153
                                                                            ------------
                   MULTILINE RETAIL--1.5%
      60,250       Wal-Mart Stores, Inc.                                       3,467,387
                                                                            ------------
                   OIL & GAS--1.3%
      31,707       ChevronTexaco Corporation                                   2,841,263
                                                                            ------------
                   PHARMACEUTICALS--6.1%
      26,850       Abbott Laboratories                                         1,496,888
      50,738       American Home Products Corporation                          3,113,284
      11,100       Forest Laboratories, Inc.*                                    909,645
      47,600       Johnson & Johnson                                           2,813,160
      16,700       King Pharmaceuticals, Inc.*                                   703,571
      46,000       Merck & Co., Inc.                                           2,704,800
      49,125       Pfizer Inc.                                                 1,957,630
                                                                            ------------
                                                                              13,698,978
                                                                            ------------
                   SEMICONDUCTORS--3.0%
      24,950       Analog Devices, Inc.*                                       1,107,531
      41,150       Intel Corporation                                           1,294,167
      13,600       Linear Technology Corporation                                 530,944
      29,300       Micron Technology, Inc.*                                      908,300
     139,600       Taiwan Semiconductor
                     Manufacturing Company Ltd.*                               2,396,932
      20,400       Texas Instruments Incorporated                                571,200
                                                                            ------------
                                                                               6,809,074
                                                                            ------------
                   SOFTWARE--2.2%
      31,500       Intuit Inc.*                                                1,347,570
      54,650       Microsoft Corporation*                                      3,620,563
                                                                            ------------
                                                                               4,968,133
                                                                            ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================

    SHARES         COMMON STOCKS (CONT'D)                                       VALUE
    -------                                                                     -----
                   SPECIALTY RETAIL--1.8%
      10,500       Best Buy Co., Inc.*                                     $     782,040
      43,000       Home Depot, Inc.                                            2,193,430
      24,500       Lowe's Companies,  Inc.                                     1,137,045
                                                                            ------------
                                                                               4,112,515
                                                                            ------------
                   TOBACCO--.7%
      36,050       Philip Morris Companies Inc.                                1,652,893
                                                                            ------------
                   TOTAL COMMON STOCKS
                     (COST $101,164,788)                                     106,031,328
                                                                            ------------
   PRINCIPAL
    AMOUNT         CORPORATE BONDS--15.8%
    -------
                   AEROSPACE & DEFENSE--.7%
  $1,750,000       United Technologies,
                     6.35%, 3/1/11                                             1,769,547
                                                                            ------------
                   BANKS--2.9%
   2,000,000       Associates Corp., North America,
                     6.95%, 11/1/18                                            2,064,580
   1,000,000       Bank of America Corp.,
                     7.125%, 9/15/06                                           1,068,980
     260,000       Chase Manhattan Corporation,
                     8.50%, 2/15/02                                              261,849
   1,500,000       FleetBoston Financial Corp.,
                     7.25%, 9/15/05                                            1,611,630
   1,500,000       Wells Fargo & Co.,
                     5.90%, 5/21/06                                            1,542,030
                                                                            ------------
                                                                               6,549,069
                                                                            ------------
                   BEVERAGES--.6%
   1,500,000       Anheuser-Busch Companies, Inc.,
                     7.00%, 12/1/25                                            1,538,280
                                                                            ------------
                   DIVERSIFIED FINANCIALS--2.0%
     500,000       Block Financial Corp.,
                     8.50%, 4/15/07                                              541,250
   1,300,000       CIT Group, Inc.,
                     7.125%, 10/15/04                                          1,384,162
   1,250,000       Household Finance Corp.,
                     7.20%, 7/15/06                                            1,317,950
   1,250,000       Merrill Lynch & Co., Inc.,
                     6.00%, 2/17/09                                            1,236,200
                                                                            ------------
                                                                               4,479,562
                                                                            ------------
                   DIVERSIFIED TELECOMMUNICATION SERVICES--.5%
   1,250,000       SBC Communications Inc.,
..                    6.25%, 3/15/11                                            1,262,012
                                                                            ------------
                   ELECTRIC UTILITIES--1.0%
   1,250,000       Duke Capital Corp.,
                     7.25%, 10/1/04                                            1,322,138
     400,000       Potomac Electric Power Co.,
                     7.00%, 1/15/24                                              376,904
     500,000       Washington Gas Light Co.,
                     6.51%, 8/18/08                                              504,775
                                                                            ------------
                                                                               2,203,817
                                                                            ------------

   PRINCIPAL
    AMOUNT                                                                      VALUE
    -------                                                                     -----
                   FINANCIAL SERVICES--.4%
  $  800,000       Goldman, Sachs Group,
                     6.65%, 5/15/09                                         $    811,440
                                                                            ------------
                   FOOD & BEVERAGES--1.0%
   2,250,000       Coca-Cola Company (The),
                     5.75%, 3/15/11                                            2,210,625
                                                                            ------------
                   FOOD CHAINS--.5%
   1,000,000       Safeway Inc.,
                     6.15%, 3/1/06                                             1,029,150
                                                                            ------------
                   INDUSTRIAL CONGLOMERATES--.8%
   1,750,000       Tyco International Group SA,
                     6.75%, 2/15/11                                            1,764,735
                                                                            ------------
                   Insurance--.7%
   1,000,000       GE Global Insurance,
                     7.50%, 6/15/10                                            1,117,880
     500,000       Loews Corp.,
                     7.625%, 6/1/23                                              488,750
                                                                            ------------
                                                                               1,606,630
                                                                            ------------
                   LEASING--.9%
   1,000,000       International Lease Finance Corp.,
                     6.00%, 6/15/03                                            1,031,950
   1,000,000       International Lease Finance Corp.,
                     5.80%, 8/15/07                                              979,160
                                                                            ------------
                                                                               2,011,110
                                                                            ------------
                   LEISURE & ENTERTAINMENT--.7%
   1,500,000       Disney (Walt) Company,
                     4.875%, 7/2/04                                            1,507,560
                                                                            ------------
                   MULTILINE RETAIL--1.4%
   1,500,000       Target Corporation,
                     6.35%, 1/15/11                                            1,531,335
   1,500,000       Wal-Mart Stores, Inc.,
                     5.45%, 8/1/06                                             1,531,680
                                                                            ------------
                                                                                3,063,015
                                                                            ------------
                   OIL & GAS--1.2%
   1,500,000       Baker Hughes Inc.,
                     6.25%, 1/15/09                                            1,514,430
   1,080,000       Chevron Corp.,
                     6.625%, 10/1/04                                           1,150,567
                                                                            ------------
                                                                                2,664,997
                                                                            ------------
                  PHARMACEUTICALS--.5%
   1,000,000       Pharmacia Corporation,
                     6.50%, 12/1/18                                            1,013,240
                                                                            ------------
                   TOTAL CORPORATE BONDS
                     (COST $35,088,553)                                       35,484,789
                                                                            ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================

   PRINCIPAL       U.S. GOVERNMENT &
    AMOUNT             AGENCY OBLIGATIONS--25.4%                                 VALUE
   ---------                                                                     -----
                   Federal Farm Credit Banks,
  $2,000,000         5.87%, 9/2/08                                           $ 2,051,200
   1,000,000         5.75%, 1/18/11                                              995,910
                   Federal Home Loan Banks,
   1,260,000         5.765%, 3/18/03                                           1,309,179
   2,000,000         5.25%, 2/13/04                                            2,068,760
   1,500,000         7.25%, 5/13/05                                            1,639,380
   1,000,000         6.375%, 8/15/06                                           1,064,500
   1,000,000         6.75%, 8/15/07                                            1,082,060
   2,000,000         5.875%, 11/15/07                                          2,074,520
   1,000,000         5.89%, 6/30/08                                            1,032,920
   2,000,000         6.73%, 6/22/09                                            2,149,080
                   Federal Home Loan Mortgage Corporation,
   1,000,000         5.125%, 11/4/04                                           1,020,220
   1,000,000         5.65%, 4/25/06                                            1,025,810
   1,115,000         7.10%, 4/10/07                                            1,224,292
     800,000         5.75%, 4/15/08                                              821,504
   1,500,000         6.75%, 3/15/31                                            1,590,240
                   Federal National Mortgage Association,
   1,000,000         7.125%, 2/15/05                                           1,087,120
     500,000         6.96%, 4/2/07                                               545,545
   2,000,000         6.08%, 12/15/10                                           2,045,480
     400,000         6.75%, 2/4/28                                               381,000
                   Student Loan Marketing Association,
   1,000,000         5.25%, 3/15/06                                            1,020,720
                   U.S. Treasury Notes,
   1,000,000         6.50%, 3/31/02                                            1,011,410
   1,500,000         6.375%, 4/30/02                                           1,522,260
   2,000,000         6.25%, 7/31/02                                            2,051,260
     800,000         6.25%, 2/15/03                                              835,376
   1,000,000         4.625%, 2/28/03                                           1,027,190
   1,000,000         4.25%, 5/31/03                                            1,024,530
   1,000,000         3.625%, 8/31/03                                           1,013,910
   1,000,000         4.25%, 11/15/03                                           1,023,910
     800,000         6.00%, 8/15/04                                              849,248
   1,000,000         5.875%, 11/15/04                                          1,058,440
   3,000,000         6.75%, 5/15/05                                            3,262,020
   1,500,000         6.50%, 5/15/05                                            1,618,830
   3,000,000         5.75%, 11/15/05                                           3,168,750
     800,000         6.50%, 10/15/06                                             870,000
   1,500,000         6.125%, 8/15/07                                           1,612,740
     800,000         5.625%, 5/15/08                                             838,376
   1,000,000         11.25%, 2/15/15                                           1,533,440
   1,000,000         9.875%, 11/15/15                                          1,413,590
   1,000,000         9.25%, 2/15/16                                            1,351,720


   PRINCIPAL
    AMOUNT                                                                      VALUE
   --------                                                                     -----
                   U.S. Treasury Notes, (cont'd)
  $ 1,000,000        7.25%, 5/15/16                                        $   1,155,470
     1,000,000       7.50%, 11/15/16                                           1,182,970
     1,000,000       8.875%, 8/15/17                                           1,328,440
                                                                            ------------
                   TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                     (COST $56,050,142)                                       56,983,320
                                                                            ------------
                   SHORT-TERM INVESTMENTS--9.9%

                   U.S. GOVERNMENT & AGENCY OBLIGATIONS--9.8%
   22,000,000      Federal National Mortgage Association,
                     1.43%, 1/2/02
                     (COST $21,999,126)                                       21,999,126
                                                                            ------------
                   SECURITIES HELD UNDER
                     REPURCHASE AGREEMENTS--.1%
                   Securities Held Under Repurchase
                     Agreements, 1.65%, 01/02/02, with
                     Bear, Stearns & Co. Inc., dtd 12/31/01,
                     repurchase price $326,126; collateralized
                     by $325,000 U.S. Treasury Bonds, 3.625%,
                     due 4/15/28                                                 326,096
                                                                            ------------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $22,325,222)                                       22,325,222
                                                                            ------------
TOTAL INVESTMENTS
  (COST $214,628,705) (a)                                    98.2%           220,824,659
Other Assets in Excess of Liabilities                         1.8              4,133,879
                                                          -------           ------------
NET ASSETS                                                  100.0%          $224,958,538
                                                          =======           ============

-------------------------------------------------------------------------------
  * Non-income producing security.
(a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $214,628,705, amounted to $6,195,954 which consisted of aggregate gross unrealized appreciation of $11,772,335 and aggregate gross unrealized depreciation of $5,576,381.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------------
                                                              2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                   $    13.77      $    15.57      $    12.98      $    10.76      $     9.24
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                      0.18            0.20            0.15            0.19            0.17
   Net realized and unrealized gain
     (loss) on investments                                   (0.43)          (0.61)           3.45            3.02            1.63
----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                      (0.25)          (0.41)           3.60            3.21            1.80
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                      (0.20)          (0.13)          (0.17)          (0.18)          (0.12)
   Distributions from net realized gains                     (0.24)          (1.26)          (0.84)          (0.81)          (0.16)
----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                   (0.44)          (1.39)          (1.01)          (0.99)          (0.28)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                         $    13.08      $    13.77      $    15.57      $    12.98      $    10.76
==================================================================================================================================
   Total Return                                              (1.93%)         (2.76%)         29.21%          31.51%          19.82%
==================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)            $  224,959      $  115,894      $   56,327      $   28,208      $   16,614
==================================================================================================================================
     Ratio of expenses to average net assets                  0.85%           0.88%           0.93%           0.92%           1.01%
==================================================================================================================================
     Ratio of net investment income to
       average net assets                                     2.53%           2.40%           1.66%           2.09%           2.14%
==================================================================================================================================
     Portfolio Turnover Rate                                 62.93%          63.37%         118.74%          94.64%         105.01%
==================================================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================

      SHARES       COMMON STOCKS--93.5%                                         VALUE
      ------                                                                    -----

                   AEROSPACE & DEFENSE--2.3%
      22,900       General Dynamics Corporation                            $   1,823,756
      72,100       L-3 Communications Holdings, Inc.*                          6,489,000
                                                                           --------------
                                                                               8,312,756
                                                                           --------------
                   AIRLINES--1.1%
     151,800       Continental Airlines, Inc. Cl. B*                           3,978,678
                                                                           --------------
                   BANKS--.5%
      42,000       Commerce Bancorp, Inc.                                      1,652,280
                                                                           --------------
                   BIOTECHNOLOGY--7.4%
      60,150       Biogen, Inc.*                                               3,449,603
      95,800       Charles River Laboratories International, Inc.*             3,207,384
     158,190       Genzyme Corp. - General Division*                           9,469,253
      99,450       Gilead Sciences Inc.*                                       6,535,854
      38,900       MedImmune, Inc.*                                            1,803,015
      51,200       Protein Design Labs, Inc.*                                  1,679,360
                                                                           --------------
                                                                              26,144,469
                                                                           --------------
                   BUILDING & CONSTRUCTION--.8%
      60,000       Lennar Corporation                                          2,809,200
                                                                           --------------
                   COMMERCIAL SERVICES & SUPPLIES--10.9%
     292,050       Amdocs Limited*                                             9,920,938
     137,800       BISYS Group, Inc. (The)*                                    8,817,822
      42,850       ChoicePoint Inc.*                                           2,172,067
     285,350       Concord EFS Inc.*                                           9,353,773
     116,600       eBay Inc.*                                                  7,800,540
     156,450       HomeStore.com, Inc.*                                          563,220
                                                                           --------------
                                                                              38,628,360
                                                                           --------------
                   COMMUNICATION EQUIPMENT--1.7%
      63,700       McDATA Corporation Cl. A*                                   1,560,650
      55,250       Polycom, Inc.*                                              1,882,368
      86,300       UTStarcom, Inc.*                                            2,459,550
                                                                           --------------
                                                                               5,902,568
                                                                           --------------
                   COMPUTER SOFTWARE--.4%
      39,600       Check Point Software Technologies Ltd.*                     1,579,644
                                                                           --------------
                   COMPUTERS & PERIPHERALS--.4%
      98,000       Symbol Technologies, Inc.                                   1,556,240
                                                                           --------------
                   DIVERSIFIED FINANCIALS--3.2%
     149,600       Franklin Resources, Inc.                                    5,276,392
      52,950       LaBranche & Co Inc.*                                        1,824,657
      33,300       Legg Mason, Inc.                                            1,664,334
      58,200       Neuberger Berman Inc.                                       2,554,980
                                                                           --------------
                                                                              11,320,363
                                                                           --------------
                   ELECTRIC UTILITIES--2.2%
     486,800       Mirant Corporation*                                         7,798,535
                                                                           --------------

    SHARES                                                                      VALUE
    -------                                                                     -----
                   ELECTRONIC EQUIPMENT & INSTRUMENTS--2.7%
     233,000       Flextronics International Ltd.*                         $   5,589,670
      77,340       Sanmina-SCI Corporation*                                    1,539,066
      68,650       Waters Corporation*                                         2,660,188
                                                                           --------------
                                                                               9,788,924
                                                                           --------------
                   ELECTRONICS--.8%
     102,100       National Semiconductor Corporation*                         3,143,659
                                                                           --------------
                   ENERGY EQUIPMENT & SERVICES--3.9%
     112,680       BJ Services Company*                                        3,656,466
      97,700       Cooper Cameron Corporation*                                 3,943,172
      79,200       GlobalSantaFe Corp.                                         2,258,784
      34,200       Smith International, Inc.*                                  1,833,804
      67,600       Transocean Sedco Forex Inc.                                 2,286,232
                                                                           --------------
                                                                              13,978,458
                                                                           --------------
                   FINANCIAL SERVICES--.5%
      56,400       North Fork Bancorporation Inc.                              1,804,235
                                                                           --------------
                   HEALTHCARE EQUIPMENT & SUPPLIES--1.0%
      35,750       Guidant Corporation*                                        1,780,350
      22,300       St. Jude Medical, Inc.*                                     1,731,595
                                                                           --------------
                                                                               3,511,945
                                                                           --------------
                   HEALTHCARE PROVIDERS & SERVICES--10.2%
     159,309       AmerisourceBergen Corporation                              10,124,087
      76,950       Anthem, Inc.*                                               3,809,025
     220,150       Caremark Rx, Inc.*                                          3,590,647
      77,936       Health Management Associates, Inc. Cl. A*                   1,434,022
     101,560       Laboratory Corporation of America Holdings*                 8,211,126
     158,500       Manor Care, Inc.*                                           3,758,035
     122,200       Universal Health Services, Inc., Cl. B*                     5,227,716
                                                                           --------------
                                                                              36,154,658
                                                                           --------------
                   HOTELS, RESTAURANTS & LEISURE--3.1%
     182,050       Brinker International, Inc.*                                5,417,808
     159,050       Outback Steakhouse, Inc.*                                   5,447,462
                                                                           --------------
                                                                              10,865,270
                                                                           --------------
                   HOUSEHOLD DURABLES--.6%
      38,700       Mohawk Industries, Inc.*                                    2,123,855
                                                                           --------------
                   INFORMATION TECHNOLOGY CONSULTING
                     & SERVICES--3.3%
     145,400       Accenture Ltd. Cl. A*                                       3,914,168
      72,050       Affiliated Computer Services, Inc. Cl. A*                   7,646,667
                                                                           --------------
                                                                              11,560,835
                                                                           --------------
                   INSURANCE--.7%
      33,500       Chubb Corporation (The)                                     2,311,500
                                                                           --------------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================

    SHARES         COMMON STOCKS (CONT'D)                                       VALUE
   --------                                                                     -----
                   INTERNET SOFTWARE & SERVICES--1.7%
      75,000       Overture Services Inc.*                                 $   2,657,250
      88,150       VeriSign, Inc.*                                             3,353,226
                                                                           --------------
                                                                               6,010,476
                                                                           --------------
                   LEISURE & ENTERTAINMENT--1.0%
      51,350       International Game Technology*                              3,507,205
                                                                           --------------
                   MACHINERY--1.5%
      40,100       SPX Corporation*                                            5,489,690
                                                                           --------------
                   MULTILINE RETAIL--.5%
      58,600       Family Dollar Stores, Inc.                                  1,756,828
                                                                           --------------
                   PHARMACEUTICALS--8.3%
     129,900       Allergan, Inc.                                              9,748,995
      60,600       Forest Laboratories, Inc.*                                  4,966,170
      29,800       ICOS Corporation*                                           1,711,712
     267,100       King Pharmaceuticals, Inc.*                                11,252,923
      31,100       Teva Pharmaceutical Industries Ltd. ADR                     1,916,693
                                                                           --------------
                                                                              29,596,493
                                                                           --------------
                   RETAIL--2.2%
     380,650       Amazon.com, Inc.*                                           4,118,633
     110,000       Michaels Stores, Inc.*                                      3,624,500
                                                                           --------------
                                                                               7,743,133
                                                                           --------------
                   SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.4%
      56,500       Intersil Corporation Cl. A*                                 1,822,125
      49,600       Marvell Technology Group Ltd.*                              1,776,672
     214,325       Microchip Technology Incorporated*                          8,302,951
                                                                           --------------
                                                                              11,901,748
                                                                           --------------
                   SEMICONDUCTORS--2.1%
     226,700       Conexant Systems, Inc.*                                     3,255,412
      60,000       Linear Technology Corporation                               2,342,400
      59,100       Micron Technology, Inc.*                                    1,832,100
                                                                           --------------
                                                                               7,429,912
                                                                           --------------
                   SOFTWARE--8.2%
     105,550       Adobe Systems Incorporated                                  3,277,328
     402,950       BMC Software, Inc.*                                         6,596,292
      27,375       Fair, Isaac and Company, Incorporated                       1,725,173
     164,400       Intuit Inc.*                                                7,033,032
     188,000       Rational Software Corporation*                              3,666,000
     118,300       Synopsys, Inc.*                                             6,987,980
                                                                           --------------
                                                                              29,285,805
                                                                           --------------

       SHARES                                                                   VALUE
       ------                                                                   -----
                   SPECIALTY RETAIL--6.5%
       151,750     Abercrombie & Fitch Co., Cl. A*                         $   4,025,928
       123,600     Barnes & Noble, Inc.*                                       3,658,560
       115,000     Bed Bath & Beyond Inc.*                                     3,898,500
        44,900     Best Buy Co., Inc.*                                         3,344,152
       157,000     Office Depot, Inc.*                                         2,910,780
       250,050     Toys "R" Us, Inc.*                                          5,186,037
                                                                           --------------
                                                                              23,023,957
                                                                           --------------
                   TOYS--.4%
        81,550     Mattel, Inc.                                                1,402,660
                                                                           --------------
                   TOTAL COMMON STOCKS
                     (COST $296,361,535)                                     332,074,339
                                                                           --------------
   PRINCIPAL
    AMOUNT         SHORT-TERM INVESTMENTS--7.5%
    -------

                   U.S.GOVERNMENT & AGENCY
                     OBLIGATIONS--7.4%
$26,400,000        Federal National Mortgage Association,
                     1.43%, 1/2/02
                     (COST $26,398,951)                                       26,398,951
                                                                           --------------
                   SECURITIES HELD UNDER
                     REPURCHASE AGREEMENTS--.1%
                   Securities Held Under Repurchase
                     Agreements, 1.65%, 1/2/02, with
                     Bear, Stearns & Co. Inc., dtd 12/31/01,
                     repurchase price $225,221; collateralized
                     by $225,000 U.S. Treasury Bonds, 3.625%,
                     due 4/15/28                                                  225,201
                                                                           --------------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $26,624,152)                                       26,624,152
                                                                           --------------
TOTAL INVESTMENTS
  (COST $322,985,687)(a)                                    101.0%           358,698,491
Liabilities in Excess of Other Assets                        (1.0)            (3,683,505)
                                                           ------          -------------
Net Assets                                                  100.0%          $355,014,986
                                                           ======          =============

--------------------------------------------------------------------------------
   * Non-income producing security.
 (a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $322,985,687, amounted to $35,712,804 which consisted of aggregate gross unrealized appreciation of $48,001,267 and aggregate gross unrealized depreciation of $12,288,463.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                    Year Ended December 31,
                                                        --------------------------------------------------------------------------
                                                              2001            2000            1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                   $    30.62      $    32.23      $    28.87      $    24.18      $    21.35
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                              (0.09)(i)       (0.03)(i)       (0.05)           0.00(i)        (0.04)
   Net realized and unrealized gain (loss)
     on investments                                          (1.23)           2.79            8.00            6.95            3.20
----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                      (1.32)           2.76            7.95            6.95            3.16
----------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                       --              --              --              --             (0.01)
   Distributions from net realized gains                    (11.63)          (4.37)          (4.59)          (2.26)          (0.32)
----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                  (11.63)          (4.37)          (4.59)          (2.26)          (0.33)
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                         $    17.67      $    30.62      $    32.23      $    28.87      $    24.18
==================================================================================================================================
   Total Return                                              (6.52%)          9.18%          31.85%          30.30%          15.01%
==================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)            $  355,015      $  332,734      $  931,397      $  689,571      $  444,967
==================================================================================================================================
     Ratio of expenses to average net assets                  0.88%           0.84%           0.85%           0.84%           0.84%
==================================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                                    (0.45%)         (0.09%)         (0.21%)          0.00%          (0.15%)
==================================================================================================================================
     Portfolio Turnover Rate                                130.11%         130.85%         162.30%         152.21%         151.98%
==================================================================================================================================

(i) Amount was computed based on average shares outstanding during the year.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001
================================================================================

    SHARES         COMMON STOCKS--92.1%                                          VALUE
   --------                                                                      -----
                   BANKS--.5%
      56,000       Commerce Bancorp, Inc.                                  $   2,203,040
                                                                           --------------
                   BIOTECHNOLOGY--9.8%
      92,150       Amgen Inc.*                                                 5,200,946
      40,000       Biogen, Inc. *                                              2,294,000
      39,200       Cephalon, Inc.*                                             2,962,932
     117,100       Genentech, Inc.*                                            6,352,675
     142,450       Genzyme Corp. - General Division*                           8,527,057
     109,850       IDEC Pharmaceuticals Corporation*                           7,571,961
     298,200       Immunex Corporation*                                        8,263,122
      69,400       Protein Design Labs, Inc.*                                  2,276,320
                                                                           --------------
                                                                              43,449,013
                                                                           --------------
                   BUILDING & CONSTRUCTION--1.3%
      83,500       D.R. Horton, Inc.                                           2,710,410
      62,100       Lennar Corporation                                          2,907,522
                                                                           --------------
                                                                               5,617,932
                                                                           --------------
                   BUSINESS SERVICES--.5%
      79,000       Siebel Systems Inc.*                                        2,210,420
                                                                           --------------
                   COMMERCIAL SERVICES & SUPPLIES--7.7%
      46,550       BISYS Group, Inc. (The)*                                    2,978,735
      67,700       Career Education Corporation*                               2,320,756
     158,800       Concord EFS Inc.*                                           5,205,464
     224,950       eBay Inc.*                                                 15,049,155
     111,700       First Data Corporation                                      8,762,865
                                                                           --------------
                                                                              34,316,975
                                                                           --------------
                   COMMUNICATION EQUIPMENT--7.4%
     133,600       Brocade Communications Systems, Inc.*                       4,424,832
     117,100       Emulex Corporation*                                         4,626,621
     520,800       Nokia Corporation, ADR                                     12,775,224
      68,800       Polycom, Inc.*                                              2,344,016
      86,700       QUALCOMM Inc.*                                              4,378,350
     146,600       UTStarcom, Inc.*                                            4,178,100
                                                                           --------------
                                                                              32,727,143
                                                                           --------------
                   COMPUTER SOFTWARE--.8%
      55,900       NVIDIA Corporation*                                         3,739,710
                                                                           --------------
                   DIVERSIFIED FINANCIALS--11.5%
     101,500       Capital One Financial Corporation                           5,475,925
     400,733       Citigroup Inc.                                             20,229,002
     224,800       Merrill Lynch & Co., Inc.                                  11,716,576
      56,800       Moody's Corporation                                         2,264,048
     200,950       Morgan Stanley Dean Witter & Co.                           11,241,143
                                                                           --------------
                                                                              50,926,694
                                                                           --------------
                   ELECTRONIC EQUIPMENT & INSTRUMENTS--.3%
      31,700       Waters Corporation*                                         1,228,375
                                                                           --------------

    SHARES                                                                      VALUE
    -------                                                                     -----
                   HEALTHCARE EQUIPMENT & SUPPLIES--4.2%
     108,200       Baxter International Inc.                               $   5,802,765
      91,500       Boston Scientific Corporation*                              2,206,980
     155,600       Guidant Corporation*                                        7,748,880
      37,000       St. Jude Medical, Inc.*                                     2,873,050
                                                                           --------------
                                                                              18,631,675
                                                                           --------------
                   HEALTHCARE PROVIDERS & SERVICES--6.5%
     178,400       AmerisourceBergen Corporation                              11,337,320
      25,700       Anthem, Inc.*                                               1,272,150
      48,400       Cardinal Health, Inc.                                       3,129,544
      24,550       Laboratory Corporation of America Holdings*                 1,984,868
      83,350       McKesson Corporation                                        3,117,290
     140,650       Tenet Healthcare Corporation*                               8,258,968
                                                                           --------------
                                                                              29,100,140
                                                                           --------------
                   HOTELS, RESTAURANTS & LEISURE--1.4%
     207,750       Brinker International, Inc.*                                6,182,640
                                                                           --------------
                   INDUSTRIAL CONGLOMERATES--3.1%
     231,300       Tyco International Ltd.                                    13,623,570
                                                                           --------------
                   INFORMATION TECHNOLOGY CONSULTING
                     & SERVICES--.9%
      37,400       Affiliated Computer Services, Inc. Cl. A*                   3,969,261
                                                                           --------------
                   INSURANCE--2.6%
     147,455       American International Group, Inc.                         11,707,927
                                                                           --------------
                   MEDIA--1.6%
     137,950       AOL Time Warner Inc.*                                       4,428,195
      16,500       TMP Worldwide Inc.*                                           707,850
      48,800       Viacom Inc. Cl. B*                                          2,154,520
                                                                           --------------
                                                                               7,290,565
                                                                           --------------
                   MULTILINE RETAIL--4.0%
      67,100       Family Dollar Stores, Inc.                                  2,011,658
     272,650       Wal-Mart Stores, Inc.                                      15,691,008
                                                                           --------------
                                                                              17,702,666
                                                                           --------------
                   PHARMACEUTICALS--6.0%
      83,700       American Home Products Corporation                          5,135,832
      46,200       ICOS Corporation*                                           2,653,728
     110,400       Johnson & Johnson                                           6,524,640
     194,666       King Pharmaceuticals, Inc.*                                 8,201,279
     100,737       Pfizer Inc.                                                 4,014,369
                                                                           --------------
                                                                              26,529,848
                                                                           --------------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 2001 (CONT'D)
================================================================================

    SHARES         COMMON STOCKS (CONT'D)                                       VALUE
   --------                                                                     -----
                   RETAIL--1.2%
     159,400       Michaels Stores, Inc.*                                  $   5,252,230
                                                                           --------------
                   SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.1%
      88,000       Intersil Corporation Cl. A*                                 2,838,000
      55,300       Marvell Technology Group Ltd.*                              1,980,846
                                                                           --------------
                                                                               4,818,846
                                                                           --------------
                   SEMICONDUCTORS--2.1%
      41,300       Maxim Integrated Products, Inc.*                            2,168,663
     225,400       Micron Technology, Inc.*                                    6,987,400
                                                                           --------------
                                                                               9,156,063
                                                                           --------------
                   SOFTWARE--6.6%
     259,900       Intuit Inc.*                                               11,118,522
     212,900       Microsoft Corporation*                                     14,104,625
      89,100       THQ Inc.*                                                   4,318,677
                                                                           --------------
                                                                              29,541,824
                                                                           --------------
                   SPECIALTY RETAIL--10.3%
     181,800       Abercrombie & Fitch Co., Cl. A*                             4,823,154
     165,400       Barnes & Noble, Inc.*                                       4,895,840
      80,800       Bed Bath & Beyond Inc.*                                     2,739,120
     108,450       Best Buy Co., Inc.*                                         8,077,356
      57,000       Chico's FAS, Inc.*                                          2,262,900
     135,200       Home Depot, Inc.                                            6,896,552
     239,600       Lowe's Companies, Inc.                                     11,119,836
     139,300       Office Depot, Inc.*                                         2,582,622
     103,050       Toys "R" Us, Inc.*                                          2,137,257
                                                                           --------------
                                                                              45,534,637
                                                                           --------------
                   TOYS--.7%
     172,800       Mattel, Inc.                                                2,972,160
                                                                           --------------
                   TOTAL COMMON STOCKS
                     (COST $385,276,077)                                     408,433,354
                                                                           --------------

   PRINCIPAL
     AMOUNT       SHORT-TERM INVESTMENTS--8.1%                                  VALUE
    -------                                                                     -----
                   U.S.GOVERNMENT & AGENCY
                     OBLIGATIONS--8.0%
$35,500,000        Federal National Mortgage Association,
                     1.43%, 1/2/02
                     (Cost $35,498,590)                                     $ 35,498,590
                                                                           --------------
                   SECURITIES HELD UNDER
                     REPURCHASE AGREEMENTS--.1%
                   Securities Held Under Repurchase
                     Agreements, 1.65%, 1/2/02, with
                     Bear, Stearns & Co. Inc., dtd 12/31/01,
                     repurchase price $276,920; collateralized
                     by $275,000 U.S. Treasury Bonds, 3.625%,
                     due 4/15/28                                                 276,895
                                                                           --------------
                   TOTAL SHORT-TERM INVESTMENTS
                     (COST $35,775,485)                                       35,775,485
                                                                           --------------
TOTAL INVESTMENTS
  (COST $421,051,562) (a)                                     100.2%         444,208,839
Liabilities in Excess of Other Assets                           (.2)            (999,819)
                                                              -----        --------------
NET ASSETS                                                    100.0%       $ 443,209,020
                                                              =====        ==============

--------------------------------------------------------------------------------
   * Non-income producing security.
 (a) At December 31, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $421,051,562, amounted to $23,157,277 which consisted of aggregate gross unrealized appreciation of $44,108,279 and aggregate gross unrealized depreciation of $20,951,002.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
================================================================================

                                                                                    Year Ended December 31,
                                                        --------------------------------------------------------------------------
                                                              2001            2000            1999            1998           1997
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                   $    38.80      $    57.97      $    34.90      $    23.17      $    19.36
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                               0.00(i)        (0.02)(i)       (0.09)          (0.05)          (0.03)
   Net realized and unrealized gain (loss)
     on investments                                          (6.06)         (13.77)          25.93           12.99            3.84
----------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                      (6.06)         (13.79)          25.84           12.94            3.81
   Distributions from net realized gains                     (1.19)          (5.38)          (2.77)          (1.21)           --
----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                         $    31.55      $    38.80      $    57.97      $    34.90      $    23.17
==================================================================================================================================
   Total Return                                             (15.93%)        (24.83%)         78.06%          57.83%          19.68%
==================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)            $  443,209      $  476,517      $  362,500      $  101,710      $   53,488
==================================================================================================================================
     Ratio of expenses to average net assets                  0.92%           0.90%           0.93%           0.96%           1.00%
==================================================================================================================================
     Ratio of net investment income (loss) to
       average net assets                                     0.00%          (0.03%)         (0.49%)         (0.27%)         (0.17%)
==================================================================================================================================
     Portfolio Turnover Rate                                103.03%         132.28%         155.74%         143.59%         164.27%
==================================================================================================================================

(i)   Amount was computed based on average shares outstanding during the year.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001
================================================================================

                                                              AMERICAN      AMERICAN
                                                                SMALL        INCOME                       AMERICAN        AMERICAN
                                              AMERICAN       CAPITALIZA-       AND         AMERICAN        MIDCAP         LEVERAGED
                                               GROWTH           TION         GROWTH        BALANCED        GROWTH          ALLCAP
                                              PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at value
  (identified cost*)--see accompany-
    ing schedules of investments           $1,528,756,826  $634,998,030   $142,000,859   $220,824,659    $358,698,491  $444,208,839
  Receivable for investment securities
    sold                                       21,728,165     7,809,322      1,953,347      2,187,748       1,172,008     5,269,645
  Receivable for shares of beneficial
    interest sold                               3,736,532       825,716         55,803      1,280,635         541,312       472,371
  Interest and dividends receivable             1,460,616        34,108        113,522      1,488,570          25,766        98,086
  Other assets                                     45,127        15,726         22,112          5,110           9,400        12,253
-----------------------------------------------------------------------------------------------------------------------------------
      Total Assets                          1,555,727,266   643,682,902    144,145,643    225,786,722     360,446,977   450,061,194
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investment securities
    purchased                                  12,935,853    71,277,729             --        590,463              --     5,168,513
  Payable for shares of beneficial
    interest redeemed                           1,281,439    54,569,628         37,510         61,127       5,143,791     1,307,272
  Accrued investment management fees              979,467       391,421         76,358        137,880         233,219       314,384
  Accrued expenses                                203,714        79,824         25,438         38,714          54,981        62,005
-----------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                        15,400,473   126,318,602        139,306        828,184       5,431,991     6,852,174
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $1,540,326,793  $517,364,300   $144,006,337   $224,958,538    $355,014,986  $443,209,020
===================================================================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital                          $1,794,926,495  $781,017,112   $159,695,012   $228,380,129    $357,203,327  $587,961,446
  Undistributed net investment
    income (accumulated loss)                     451,921    (1,546,011)       753,067      4,054,635      (1,453,488)       18,855
  Undistributed net realized gain (loss)     (318,985,874) (317,290,825)   (16,034,528)   (13,672,180)    (36,447,657) (167,928,558)
  Net unrealized appreciation (depreciation)   63,934,251    55,184,024       (407,214)     6,195,954      35,712,804    23,157,277
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                 $1,540,326,793  $517,364,300   $144,006,337   $224,958,538    $355,014,986  $443,209,020
===================================================================================================================================

  Shares of beneficial interest
    outstanding--Note 6                         41,885,247    31,258,597     13,622,208     17,203,203      20,095,441    14,049,051
===================================================================================================================================

NET ASSET VALUE PER SHARE                         $ 36.77      $  16.55       $  10.57       $  13.08        $  17.67      $  31.55
===================================================================================================================================
*Identified cost                           $1,464,822,575  $579,814,006   $142,408,073   $214,628,705    $322,985,687  $421,051,562
===================================================================================================================================


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
================================================================================

                                                              AMERICAN      AMERICAN
                                                                SMALL        INCOME                      AMERICAN        AMERICAN
                                              AMERICAN       CAPITALIZA-       AND        AMERICAN        MIDCAP         LEVERAGED
                                               GROWTH           TION         GROWTH       BALANCED        GROWTH          ALLCAP
                                              PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Interest                                 $  2,553,854  $  3,223,072    $   597,634   $  4,892,378   $  1,142,045   $  1,817,609
    Dividends                                  11,361,086       426,274      1,183,978        525,601        246,994      2,215,646
-----------------------------------------------------------------------------------------------------------------------------------
      Total Income                             13,914,940     3,649,346      1,781,612      5,417,979      1,389,039      4,033,255
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses:
    Management fees-- Note 3(a)                12,409,264     4,779,637        899,141      1,201,281      2,583,718      3,700,084
    Custodian fees                                345,500       168,890         46,552         59,980         92,105        114,880
    Transfer agent fees                           330,914       112,462         28,773         32,034         64,593         87,061
    Professional fees                              79,514        26,794          9,666         13,388         19,106         24,390
    Trustees' fees                                  3,000         3,000          3,000          3,000          3,000          3,000
    Miscellaneous                                 263,059       104,574         45,927         51,429         80,005         84,985
-----------------------------------------------------------------------------------------------------------------------------------
      Total Expenses                           13,431,251     5,195,357      1,033,059      1,361,112      2,842,527      4,014,400
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                      483,689    (1,546,011)       748,553      4,056,867     (1,453,488)        18,855
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
    Net realized loss on investments         (314,946,973) (254,851,957)   (14,473,539)   (12,740,137)   (35,444,595)  (141,288,267)
    Net change in unrealized appreciation
      (depreciation) on investments            88,906,506    47,220,896    (10,058,421)     6,282,853     12,675,355     58,822,151
-----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss)
      on investments                         (226,040,467) (207,631,061)   (24,531,960)    (6,457,284)   (22,769,240)   (82,466,116)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN
  NET ASSETS RESULTING
  FROM OPERATIONS                           $(225,556,778)$(209,177,072)  $(23,783,407)  $ (2,400,417)  $(24,222,728) $ (82,447,261)
===================================================================================================================================


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001
================================================================================

                                                                            AMERICAN
                                                              AMERICAN       INCOME                      AMERICAN        AMERICAN
                                             AMERICAN           SMALL          AND        AMERICAN        MIDCAP         LEVERAGED
                                              GROWTH       CAPITALIZATION    GROWTH       BALANCED        GROWTH          ALLCAP
                                             PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)              $      483,689   $ (1,546,011)    $  748,553  $  4,056,867     $ (1,453,488) $     18,855
Net realized loss on investments            (314,946,973)  (254,851,957)   (14,473,539)  (12,740,137)     (35,444,595) (141,288,267)
Net change in unrealized appreciation
  (depreciation) on investments               88,906,506     47,220,896    (10,058,421)    6,282,853       12,675,355    58,822,151
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting
  from operations                           (225,556,778)  (209,177,072)   (23,783,407)   (2,400,417)     (24,222,728)  (82,447,261)
Dividends to shareholders:
  Net investment income                       (3,952,243)      (277,396)      (548,378)   (2,131,825)             --             --
  Net realized gains                        (214,157,676)            --    (10,381,805)   (2,594,824)    (133,539,477)  (15,500,392)
Net increase from
  shares of beneficial interest
  transactions--Note 6                       174,056,675     26,448,426     27,936,637   116,191,618      180,043,264    64,639,587
-----------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)               (269,610,022)  (183,006,042)    (6,776,953)  109,064,552       22,281,059   (33,308,066)
Net Assets
  Beginning of year                        1,809,936,815    700,370,342    150,783,290   115,893,986      332,733,927   476,517,086
-----------------------------------------------------------------------------------------------------------------------------------
  End of year                             $1,540,326,793  $ 517,364,300   $144,006,337  $224,958,538     $355,014,986 $ 443,209,020
===================================================================================================================================
  Undistributed net investment income
    (accumulated loss)                    $      451,921   $ (1,546,011)    $  753,067   $ 4,054,635     $ (1,453,488) $     18,855
===================================================================================================================================


THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000
================================================================================

                                                                            AMERICAN
                                                              AMERICAN       INCOME                      AMERICAN        AMERICAN
                                              AMERICAN          SMALL          AND        AMERICAN        MIDCAP         LEVERAGED
                                               GROWTH      CAPITALIZATION    GROWTH       BALANCED        GROWTH          ALLCAP
                                              PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               $    3,956,067  $    271,685   $    558,723  $  2,128,947     $   (984,900) $   (169,009)
Net realized gain (loss) on investments       352,283,347   (60,156,487)     9,220,174     1,823,334      268,245,106    (9,797,650)
Net change in unrealized appreciation
  (depreciation) on investments              (848,978,805) (194,973,305)   (13,832,861)   (9,001,489)    (171,132,553) (146,120,530)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  (492,739,391) (254,858,107)    (4,053,964)   (5,049,208)      96,127,653  (156,087,189)
Dividends to shareholders:
  Net investment income                                --            --        (33,852)     (665,331)              --            --
  Net realized gains                         (470,869,678) (293,099,997)   (26,513,143)   (6,345,846)    (135,859,826)  (47,473,710)
Net increase (decrease) from
  shares of beneficial interest
  transactions--Note 6                       (613,980,023)  573,464,259     90,134,369    71,627,863     (558,931,199)  317,578,240
------------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)              (1,577,589,092)   25,506,155     59,533,410    59,567,478     (598,663,372)  114,017,341
Net Assets
  Beginning of year                         3,387,525,907   674,864,187     91,249,880    56,326,508      931,397,299   362,499,745
------------------------------------------------------------------------------------------------------------------------------------
  End of year                              $1,809,936,815  $700,370,342   $150,783,290  $115,893,986     $332,733,927  $476,517,086
====================================================================================================================================
  Undistributed net investment income
    (accumulated loss)                     $    3,956,067  $    271,685   $    524,871  $  1,463,616     $   (984,900) $   (169,009)
====================================================================================================================================


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 2001
================================================================================

NOTE 1--GENERAL:
The Alger  American  Fund (the  "Fund") is a  diversified,  open-end  registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six series of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively the "Portfolios"). The American Growth Portfolio, American Small Capitalization Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The American Income and Growth Portfolio's primary investment objective is to provide a high level of dividend income by investing primarily in dividend-paying equity securities; capital appreciation is a secondary objective. The American Balanced Portfolio's investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

(a) INVESTMENT VALUATION: Investments of the Portfolios are valued on each day the New York Stock Exchange ("NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and the asked price, or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued according to procedures established by the Board of Trustees to determine fair value in good faith.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Effective January 1, 2001, premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities. This change in accounting policy which has been applied retroactively had no material effect on the accompanying financial statements.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio's total assets, as defined. The Portfolios earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day.

(e)  DIVIDENDS  TO  SHAREHOLDERS:   Dividends  and   distributions   payable  to
shareholders are recorded by the Fund on the ex-dividend date.

Dividends from net investment income are declared and paid annually.

With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

At December 31, 2001, the Growth Portfolio, the Small Capitalization Portfolio, the Income and Growth Portfolio, the Balanced Portfolio, the MidCap Growth Portfolio and the Leveraged AllCap Portfolio reclassified $663,089, $11,490,222, $11,412,

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 2001
================================================================================

$10,289, $3,510,946 and $1,388,994, respectively, from undistributed net investment loss to either accumulated undistributed net realized gain or paid-in capital. The reclassifications had no impact on the net asset values of the Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.

(f) FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance. At December 31, 2001, the net capital loss carryforwards of the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio which may be used to offset future net realized gains were approximately $314,947,000, $315,669,000, $15,254,000, $13,306,000,
$35,445,000 and $158,854,000, respectively, and expire in 2009.

(g) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them.

(h) OTHER: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 3--INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of its Investment Management Agreement (the "Agreement") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

American Growth Portfolio ..............................  .750%
American Small Capitalization Portfolio ................  .850
American Income and Growth Portfolio ...................  .625
American Balanced Portfolio ............................  .750
American MidCap Growth Portfolio .......................  .800
American Leveraged AllCap Portfolio ....................  .850

Each Agreement further provides that if in any fiscal year the aggregate expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, of the American Growth Portfolio exceed 1.50%; the American Small Capitalization Portfolio exceed 1.50%; the American Income and Growth Portfolio exceed 1.25%; the American Balanced Portfolio exceed 1.25%; the American MidCap Growth Portfolio exceed 1.50% and the American Leveraged AllCap Portfolio exceed 1.50% of the average daily net assets of the applicable Portfolio, Alger Management will reimburse that Portfolio for the excess expenses.

(b) BROKERAGE COMMISSIONS: During the year ended December 31, 2001, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio paid Fred Alger & Company, Incorporated ("Alger Inc.") $3,207,708, $1,457,640, $332,877, $189,328, $680,947
and $800,760,  respectively,  in connection  with securities  transactions.

(c) TRANSFER AGENCY FEES: The Fund has entered into a transfer agency agreement with Alger Shareholder Services, Inc. ("Services"), an affiliate of Alger Management, whereby Services will act as transfer agent for the Fund.

(d) Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Services.

NOTE 4--SECURITIES TRANSACTIONS:

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2001, were as follows:

                                                 Purchases             Sales
                                                 ---------             ------
American Growth Portfolio ..............      $1,400,090,619      $1,441,368,955
American Small Capitalization
  Portfolio ............................       1,075,735,479         929,790,021
American Income and Growth
  Portfolio ............................         159,937,755         143,276,640
American Balanced Portfolio ............         188,513,182          89,255,094
American MidCap Growth
  Portfolio ............................         458,821,041         391,287,306
American Leveraged AllCap
  Portfolio ............................         475,468,934         410,441,765

NOTE 5--LINE OF CREDIT:

The American Leveraged AllCap Portfolio has a line of credit with its custodian bank whereby it may borrow up to one-third of the value of its assets, as defined, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. To the extent American Leveraged AllCap Portfolio borrows under this line, it must pledge securities with a total value of at least twice the amount borrowed. At December 31, 2001, the American Leveraged AllCap Portfolio had no such borrowings.

NOTE 6--SHARE CAPITAL:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (Cont'd)

DECEMBER 31, 2001
================================================================================

During the year ended December 31, 2001, transactions of shares of beneficial interest were as follows:

                                              SHARES                  AMOUNT
                                              ------                  ------
American Growth
   Portfolio:
     Shares sold ...............             25,229,864          $1,005,776,731
     Dividends reinvested ......              5,175,810             218,109,919
                                         --------------          --------------
                                             30,405,674           1,223,886,650
Shares redeemed ................            (26,808,045)         (1,049,829,975)
                                         --------------          --------------
Net increase ...................              3,597,629            $174,056,675
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American Small Capitalization
   Portfolio:
     Shares sold ...............            165,361,389          $2,860,605,803
     Dividends reinvested ......                 14,560                 277,396
                                         --------------          --------------
                                            165,375,949           2,860,883,199
     Shares redeemed ...........           (163,932,105)         (2,834,434,773)
                                         --------------          --------------
       Net increase ............              1,443,844             $26,448,426
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American Income and Growth
   Portfolio:
     Shares sold ...............              3,790,717             $43,956,026
     Dividends reinvested ......                932,610              10,930,183
                                         --------------          --------------
                                              4,723,327              54,886,209
     Shares redeemed ...........             (2,474,706)            (26,949,572)
                                         --------------          --------------
       Net increase ............              2,248,621             $27,936,637
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American Balanced
Portfolio:
  Shares sold ..................             10,427,638            $137,648,938
  Dividends reinvested .........                348,830               4,726,649
                                         --------------          --------------
                                             10,776,468             142,375,587
  Shares redeemed ..............             (1,990,212)            (26,183,969)
                                         --------------          --------------
    Net increase ...............              8,786,256            $116,191,618
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American MidCap Growth
   Portfolio:
     Shares sold ...............             38,858,967            $837,277,732
     Dividends reinvested ......              7,118,309             133,539,477
                                         --------------          --------------
                                             45,977,276             970,817,209
     Shares redeemed ...........            (36,749,060)           (790,773,945)
                                         --------------          --------------
       Net increase ............              9,228,216            $180,043,264
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American Leveraged AllCap
   Portfolio:
     Shares sold ...............              7,085,585            $233,714,872
     Dividends reinvested ......                442,363              15,500,392
                                         --------------          --------------
                                              7,527,948             249,215,264
     Shares redeemed ...........             (5,759,670)           (184,575,677)
                                         --------------          --------------
       Net increase ............              1,768,278             $64,639,587
                                         ==============          ==============

During the year ended December 31, 2000, transactions of shares of beneficial interest were as follows:

                                              SHARES                  AMOUNT
                                              ------                  ------
American Growth
   Portfolio:
     Shares sold ...............             24,659,050          $1,469,170,477
     Dividends reinvested ......              8,950,218             470,869,678
                                         --------------          --------------
                                             33,609,268           1,940,040,155
     Shares redeemed ...........            (47,939,436)         (2,554,020,178)
                                         --------------          --------------
       Net decrease ............            (14,330,168)          $(613,980,023)
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American Small Capitalization
   Portfolio:
     Shares sold ...............             53,301,021          $1,863,762,565
     Dividends reinvested ......             11,014,650             293,099,843
                                         --------------          --------------
                                             64,315,671           2,156,862,408
     Shares redeemed ...........            (46,737,014)         (1,583,398,149)
                                         --------------          --------------
       Net increase ............             17,578,657            $573,464,259
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American Income and Growth
   Portfolio:
     Shares sold ...............              5,187,664             $79,865,516
     Dividends reinvested ......              2,091,962              26,546,995
                                         --------------          --------------
                                              7,279,626             106,412,511
     Shares redeemed ...........             (1,096,639)            (16,278,142)
                                         --------------          --------------
       Net increase ............              6,182,987             $90,134,369
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American Balanced
   Portfolio:
     Shares sold ...............              5,060,288             $76,037,588
     Dividends reinvested ......                501,509               7,011,104
                                         --------------          --------------
                                              5,561,797              83,048,692
     Shares redeemed ...........               (763,319)            (11,420,829)
                                         --------------          --------------
       Net increase ............              4,798,478             $71,627,863
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American MidCap Growth
   Portfolio:
     Shares sold ...............             63,627,693          $2,137,407,373
     Dividends reinvested ......              4,638,434             135,859,731
                                         --------------          --------------
                                             68,266,127           2,273,267,104
     Shares redeemed ...........            (86,293,220)         (2,832,198,303)
                                         --------------          --------------
       Net decrease ............            (18,027,093)         $ (558,931,199)
                                         ==============          ==============

                                              SHARES                  AMOUNT
                                              ------                  ------
American Leveraged AllCap
   Portfolio:
     Shares sold ...............              7,753,872            $415,038,364
     Dividends reinvested ......              1,085,858              47,473,710
                                         --------------          --------------
                                              8,839,730             462,512,074
     Shares redeemed ...........             (2,812,002)           (144,933,834)
                                         --------------          --------------
       Net increase ............              6,027,728            $317,578,240
                                         ==============          ==============

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (Cont'd)


DECEMBER 31, 2001
================================================================================

NOTE  7--DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during 2001 was:

                                                                          AMERICAN
                                                           AMERICAN        INCOME                        AMERICAN        AMERICAN
                                          AMERICAN           SMALL           AND          AMERICAN        MIDCAP         LEVERAGED
                                           GROWTH       CAPITALIZATION     GROWTH         BALANCED        GROWTH          ALLCAP
                                          PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                        $3,952,243        $277,396      $8,798,984      $2,131,825     $22,532,199    $       --
   Long-term capital gain                214,157,676            --         2,131,199       2,594,824     111,007,278      15,500,392
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions paid             $218,109,919        $277,396     $10,930,183      $4,726,649    $133,539,477     $15,500,392
===================================================================================================================================

The tax character of distributions paid during 2000 was:

                                                                          AMERICAN
                                                           AMERICAN        INCOME                        AMERICAN        AMERICAN
                                          AMERICAN           SMALL           AND          AMERICAN        MIDCAP         LEVERAGED
                                           GROWTH       CAPITALIZATION     GROWTH         BALANCED        GROWTH          ALLCAP
                                          PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary Income                      $211,935,903    $193,432,953     $13,161,785      $5,463,779    $108,445,421     $35,803,752
   Long-term capital gain                258,933,775      99,667,044      13,385,210       1,547,398      27,414,405      11,669,958
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions paid             $470,869,678    $293,099,997     $26,546,995      $7,011,177    $135,859,826     $47,473,710
===================================================================================================================================

As of December 31, 2001 the components of distributable earnings on a tax basis were as follows:

                                                                          AMERICAN
                                                           AMERICAN        INCOME                        AMERICAN       AMERICAN
                                          AMERICAN           SMALL           AND          AMERICAN        MIDCAP        LEVERAGED
                                           GROWTH       CAPITALIZATION     GROWTH         BALANCED        GROWTH         ALLCAP
                                          PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income           $    451,921    $       --       $   753,067     $ 4,054,635     $      --     $     18,855
Undistributed long-term gain                    --              --              --              --              --             --
Capital loss carryforward               (314,946,973)   (315,668,566)    (15,254,229)    (13,306,437)    (35,444,595)  (158,853,776)
Unrealized appreciation (depreciation)    63,934,251      55,184,024        (407,214)      6,195,954      35,712,804     23,157,277

The difference between book basis and tax-basis undistributed long-term gain is attributable primarily to the tax deferral of losses on wash sales, post October 31 losses and net short-term capital gains taxed as ordinary income.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
 OF THE ALGER AMERICAN FUND:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (a Massachusetts business trust comprising, respectively, the Alger American Growth, Alger American Small Capitalization, Alger American Income and Growth, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger American Fund, as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                               ARTHUR ANDERSEN LLP

New York, New York
January 24, 2002

APPENDIX

CORPORATE BOND RATINGS

     Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

     Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B by Moody's generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Bonds rated AA by Standard & Poor's Corporation ("S&P") are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With A bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest-rated that qualifies for commercial bank investment. Bonds rated BB and B by S&P are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. These ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Bonds rated AAA by Fitch Investors Service, Inc. ("Fitch") are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are

APPENDIX
(CONTINUED)

judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff and Phelps, Inc. ("Duff") to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, -3 and -4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to punctually repay promissory obligations not having an original maturity in excess of nine months. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1, or related supporting institutions, are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2, or related supporting institutions, are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-l is the highest commercial paper rating assigned by Duff. Paper rated Duff-l is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

INVESTMENT MANAGER:
Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

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DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

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TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

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INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

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COUNSEL:
Hollyer Brady Smith & Hines LLP
551 Fifth Avenue
New York, New York 10176

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                            THE ALGER AMERICAN FUND

    STATEMENT
OF ADDITIONAL     MAY 1, 2002
  INFORMATION

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